UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-06650

LORD ABBETT RESEARCH FUND, INC.
(Exact name of Registrant as specified in charter)

90 Hudson Street, Jersey City, NJ 07302

(Address of principal executive offices) (Zip code)

Thomas R. Phillips, Esq., Vice President & Assistant Secretary
90 Hudson Street, Jersey City, NJ 07302

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 201-6984

Date of fiscal year end: 11/30

Date of reporting period: 11/30/2012

Item 1:	Report(s) to Shareholders.

2 0 1 2

L O R D  A B B E T T

A N N U A L

R E P O R T

Lord Abbett

Calibrated Dividend Growth Fund*

For the fiscal year ended November 30, 2012
* Formerly known as Capital Structure Fund

Lord Abbett Research Fund
Lord Abbett Calibrated Dividend Growth Fund Annual Report
For the fiscal year ended November 30, 2012

Dear Shareholders: We are pleased to provide you with this overview of the performance of Lord Abbett Calibrated Dividend Growth Fund (formerly, Lord Abbett Capital Structure Fund) for the fiscal year ended November 30, 2012. On this page and the following pages, we discuss the major factors that influenced fiscal year performance. For detailed and more timely information about the Fund, please visit our Website at www.lordabbett.com, where you also can access the quarterly commentaries that provide updates on the Fund’s performance and other portfolio related updates.

          Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Daria L. Foster
Director, President and Chief Executive Officer

          Please note: Lord Abbett Capital Structure Fund underwent an investment strategy change during the 12-month period ended November 30, 2012, and became Lord Abbett Calibrated Dividend Growth Fund effective September 27, 2012.

          For the fiscal year ended November 30, 2012, the Fund returned 13.77%, reflecting performance at the net asset value (NAV) of Class A shares, with all distributions reinvested, compared to its benchmark, the S&P 500® Index,1 which returned 16.13% over the same period.

          Equity markets began the 12-month period with volatility as concerns that Europe’s sovereign debt crisis might spread throughout the global economy. These concerns proved fleeting as equities rallied to the best first quarter performance of the S&P 500 since 1998. By May, markets were once again faced with significant headwinds, as volatility soared and the S&P 500 posted its worst monthly decline since the tumultuous month of September 2011. Continued monetary easing in the United States and Europe, however, benefited stocks and credit-sensitive fixed income. Despite investors’ concerns, equity markets finished the period in positive territory.

December 1, 2011 to September 26, 2012

          For the period of December 1, 2011 through September 26, 2012 while the Fund was managed as Lord Abbett Capital Structure Fund, the Fund returned 13.39%, reflecting performance at the net asset value (NAV) of Class A shares, with all

1

distributions reinvested while the S&P 500 returned 17.03%.

          Demand for corporate bonds was strong as investors continued to search for yield amid an environment of historically low rates. The Fund’s exposure to higher-quality and lower-quality corporate bonds contributed positively to absolute Fund performance. However, both higher-quality and lower-quality corporate bonds detracted from Fund performance on a relative basis, as corporate bonds overall lagged equity markets during the period.

          Convertible securities have historically offered investors an income stream that helps provide downside protection in declining markets with the potential to participate in equity market upside. Although convertible bonds had a positive overall return during the period, this sector lagged equity markets on a relative basis.

          The Fund’s position in Synchronoss Technologies, Inc., an application software company focused on smartphone activations and management of cloud-based applications, detracted from relative performance as information technology (IT) spending from AT&T, its largest customer, waned.

          Chevron Corp., an integrated oil and gas company, was among the largest contributors to the Fund’s relative performance during the period. Escalating tensions and conflict in the Middle East, particularly in Gaza, coupled with tightening sanctions against Iran led to higher oil prices benefiting shares of Chevron Corp. The company’s earnings also improved because of a rebound in refining margins.

September 27, 2012 to November 30, 2012

          For the period September 27, 2012 through November 30, 2012, following the change in investment process, Lord Abbett Calibrated Dividend Growth Fund returned 0.34% reflecting performance at the net asset value (NAV) of Class A shares, with all distributions reinvested, compared to its benchmark, the S&P 500, which returned -0.76% over the same period.

          Within the information technology sector, shares of Linear Technology Corp., a semiconductor company focused on high performance analog chips, benefited from strong sales in the automotive electronics segment. Strong stock selection within the materials sector also benefitted performance. Shares of Ecolab, Inc, a provider of cleaning product and services, rose following an announced acquisition of Champion Technologies.

          Detracting from the Fund’s relative performance during the period was stock selection within the consumer discretionary and health care sectors. Within the health care sector, shares of Abbott Laboratories, a large developer and manufacturer of drugs and medical devices, fell following the discontinuation of a phase 3 trial for a drug to treat chronic kidney disease and type 2 diabetes. Stock selection within the consumer discretionary sector also detracted from performance. Shares of McDonald’s Corp.

2

declined as global comparable sales trended negatively in October.

          The Fund’s portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

1 The S&P 500® Index is widely regarded as the standard for measuring large-cap U.S. stock market performance and includes a representative sample of leading companies in leading industries.

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888–522–2388 or referring to www.lordabbett.com.

Except where noted, comparative Fund performance does not account for the deduction of sales charges and would be different if sales charges were included. The Fund offers several classes of shares with distinct pricing options. For a full description of the differences in pricing alternatives, please see the Fund’s prospectus.

During certain periods shown, expense waivers and reimbursements were in place. Without such expense waivers and reimbursements, the Fund’s returns would have been lower.

The annual commentary above discusses the views of the Fund’s management and various portfolio holdings of the Fund as of November 30, 2012. These views and portfolio holdings may have changed after this date. Information provided in the commentary is not a recommendation to buy or sell securities. Because the Fund’s portfolio is actively managed and may change significantly, the Fund may no longer own the securities described above or may have otherwise changed its positions in the securities. For more recent information about the Fund’s portfolio holdings, please visit www.lordabbett.com.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

3

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the S&P 500® Index, the 60% S&P 500® Index/40% Barclays U.S. Aggregate Bond Index and the S&P 900® 10-Year Dividend Growth Index, assuming reinvestment of all dividends and distributions. Because the Fund believes that the S&P 900® 10-Year Dividend Growth Index more accurately reflects the Fund’s investment strategies than the 60% S&P 500® Index/40% Barclays U.S. Aggregate Bond Index, the Fund is adding the S&P 900® 10-Year Dividend Growth Index to this annual report and will delete 60% S&P 500® Index/40% Barclays U.S. Aggregate Bond Index from its next annual report. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

The S&P 900 10-Year Dividend Growth Index is a custom index that, along with changes in the Fund’s investment strategy, the Fund began disclosing in its prospectus effective September 27, 2012. The graph shows the index’s performance from that date.

Average Annual Total Returns at Maximum Applicable
Sales Charge for the Periods Ended November 30, 2012

	1 Year	5 Years	10 Years	Life of Class
Class A3	7.20%	1.59%	6.34%	–
Class B4	8.04%	1.79%	6.43%	–
Class C5	12.06%	2.14%	6.29%	–
Class F6	13.97%	3.05%	–	2.46%
Class I7	14.08%	3.14%	7.35%	–
Class P8	13.60%	2.70%	6.89%	–
Class R2[9]	13.46%	2.69%	–	2.09%
Class R3[10]	13.57%	2.65%	–	2.05%

1 Reflects the deduction of the maximum initial sales charge of 5.75%.
2 Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance.
3 Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended November 30, 2012, is calculated using the SEC-required uniform method to compute such return.
4 Performance reflects the deduction of a CDSC of 5% for 1 year, 2% for 5 years and 0% for 10 years. Class B shares automatically convert to Class A shares after approximately 8 years. (There is no initial sales charge for automatic conversions.)
5 The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.
6 Class F shares commenced operations and performance for the Class began on September 28, 2007. Performance is at net asset value.
7 Performance is at net asset value.
8 Performance is at net asset value.
9 Class R2 shares commenced operations and performance for the Class began on September 28, 2007. Performance is at net asset value.
10 Class R3 shares commenced operations and performance for the Class began on September 28, 2007. Performance is at net asset value.

4

Expense Example

          As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (these charges vary among the share classes); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (these charges vary among the share classes); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

          The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2012 through November 30, 2012).

Actual Expenses

          For each class of the Fund, the first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period 6/1/12 – 11/30/12” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

          For each class of the Fund, the second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

5

          Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†

	6/1/12	11/30/12	6/1/12 - 11/30/12

Class A*
Actual	$1,000.00	$1,085.20	$5.99
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.26	$5.81
Class B*
Actual	$1,000.00	$1,081.40	$9.52
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,015.83	$9.22
Class C*
Actual	$1,000.00	$1,081.50	$9.47
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,015.90	$9.17
Class F*
Actual	$1,000.00	$1,086.70	$4.75
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.43	$4.60
Class I*
Actual	$1,000.00	$1,086.60	$4.17
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.01	$4.04
Class P*
Actual	$1,000.00	$1,085.30	$6.67
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.60	$6.46
Class R2*
Actual	$1,000.00	$1,084.50	$7.35
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.97	$7.11
Class R3*
Actual	$1,000.00	$1,083.90	$6.88
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.41	$6.66

†

For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (1.15% for Class A, 1.83% for Class B 1.82% for Class C, 0.91% for Class F, 0.80% for Class I, 1.28% for Class P, 1.41% for Class R2 and 1.32% for Class R3) multiplied by the average account value over the period, multiplied by 183/366 (to reflect one-half year period).

*

The annualized expenses of each class have been updated (0.85% for Class A, 1.60% for Classes B and C, 0.70% for Class F, 0.60% for Class I, 1.05% for Class P, 1.20% for Class R2 and 1.10% for Class R3). Had these updated expenses been in place throughout the most recent fiscal half-year, expenses paid during the period would have been:

	Actual	Hypothetical (5% Return Before Expenses)

Class A	$4.43	$4.29
Class B	$8.33	$8.06
Class C	$8.33	$8.06
Class F	$3.65	$3.54
Class I	$3.13	$3.03
Class P	$5.47	$5.30
Class R2	$6.25	$6.05
Class R3	$5.73	$5.55

6

Portfolio Holdings Presented by Sector
November 30, 2012

Sector*	%**
Consumer Discretionary	12.39%
Consumer Staples	21.45%
Energy	10.39%
Financials	5.75%
Health Care	10.29%
Industrials	18.13%

Sector*	%**
Information Technology	5.84%
Materials	8.01%
Telecommunication Services	2.44%
Utilities	5.06%
Short-Term Investment	0.25%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

7

Schedule of Investments
November 30, 2012

Investments	Shares	Fair Value (000)

COMMON STOCKS 99.48%

Aerospace & Defense 4.57%
General Dynamics Corp.	178,868	$11,895
United Technologies Corp.	401,800	32,188

Total		44,083

Air Freight & Logistics 0.80%
C.H. Robinson Worldwide, Inc.	125,559	7,752

Beverages 6.38%
Coca-Cola Co. (The)	766,900	29,081
PepsiCo, Inc.	463,300	32,528

Total		61,609

Capital Markets 2.33%
Eaton Vance Corp.	93,817	2,991
Franklin Resources, Inc.	75,407	9,955
SEI Investments Co.	108,707	2,393
T. Rowe Price Group, Inc.	110,200	7,126

Total		22,465

Chemicals 7.99%
Air Products & Chemicals, Inc.	75,449	6,258
Albemarle Corp.	101,842	6,089
Ecolab, Inc.	134,674	9,707
Monsanto Co.	282,200	25,847
PPG Industries, Inc.	71,592	8,897
Praxair, Inc.	125,537	13,459
RPM International, Inc.	89,700	2,602
Sherwin-Williams Co. (The)	6,100	930
Sigma-Aldrich Corp.	45,600	3,307

Total		77,096

Communications Equipment 1.09%
QUALCOMM, Inc.	164,982	10,496

Diversified Telecommunication Services 2.43%
AT&T, Inc.	687,970	23,480

Investments	Shares	Fair Value (000)

Electric: Utilities 4.55%
NextEra Energy, Inc.	159,893	$10,986
Northeast Utilities	193,922	7,513
PPL Corp.	325,506	9,554
Southern Co. (The)	364,070	15,855

Total		43,908

Electrical Equipment 2.41%
Emerson Electric Co.	462,310	23,222

Energy Equipment & Services 0.31%
CARBO Ceramics, Inc.	38,793	2,970

Food & Staples Retailing 6.39%
Sysco Corp.	386,700	12,239
Wal-Mart Stores, Inc.	488,200	35,160
Walgreen Co.	420,600	14,263

Total		61,662

Food Products 0.79%
Archer Daniels Midland Co.	283,700	7,575

Gas Utilities 0.20%
UGI Corp.	59,000	1,960

Health Care Equipment & Supplies 4.45%
Becton, Dickinson & Co.	110,180	8,447
C.R. Bard, Inc.	58,200	5,762
Medtronic, Inc.	452,116	19,039
Stryker Corp.	178,268	9,655

Total		42,903

Hotels, Restaurants & Leisure 3.01%
McDonald’s Corp.	333,800	29,054

Household Products 6.32%
Colgate-Palmolive Co.	186,332	20,217
Kimberly-Clark Corp.	254,800	21,841
Procter & Gamble Co. (The)	270,900	18,917

Total		60,975

8	See Notes to Financial Statements.

Schedule of Investments (continued)
November 30, 2012

Investments	Shares	Fair Value (000)

Industrial Conglomerates 3.23%
3M Co.	315,000	$28,649
Danaher Corp.	47,000	2,537

Total		31,186

Information Technology Services 4.26%
Automatic Data Processing, Inc.	212,149	12,041
International Business Machines Corp.	153,074	29,095

Total		41,136

Insurance 2.99%
ACE Ltd. (Switzerland)(a)	150,164	11,898
Aflac, Inc.	276,434	14,648
Chubb Corp. (The)	29,695	2,286

Total		28,832

Leisure Equipment & Products 0.63%
Polaris Industries, Inc.	72,087	6,114

Machinery 5.78%
Caterpillar, Inc.	320,900	27,353
Dover Corp.	146,374	9,308
Illinois Tool Works, Inc.	310,000	19,087

Total		55,748

Media 0.59%
McGraw-Hill Cos., Inc. (The)	107,660	5,718

Multi-Line Retail 3.14%
Family Dollar Stores, Inc.	174,518	12,426
Target Corp.	283,700	17,910

Total		30,336

Multi-Utilities 0.29%
SCANA Corp.	60,451	2,801

Oil, Gas & Consumable Fuels 10.05%
Chevron Corp.	215,551	22,782
ConocoPhillips	193,000	10,989
EOG Resources, Inc.	122,700	14,432

Investments	Shares	Fair Value (000)

Oil, Gas & Consumable Fuels (continued)
Exxon Mobil Corp.	421,100	$37,116
Murphy Oil Corp.	206,474	11,715

Total		97,034

Personal Products 0.37%
Avon Products, Inc.	256,176	3,574

Pharmaceuticals 5.82%
Abbott Laboratories	346,400	22,516
Johnson & Johnson	482,700	33,659

Total		56,175

Road & Rail 0.10%
Norfolk Southern Corp.	16,538	998

Semiconductors & Semiconductor Equipment 0.47%
Linear Technology Corp.	136,423	4,528

Specialty Retail 4.05%
Lowe’s Cos., Inc.	155,866	5,625
Ross Stores, Inc.	216,300	12,312
TJX Cos., Inc. (The)	476,788	21,141

Total		39,078

Textiles, Apparel & Luxury Goods 0.93%
NIKE, Inc. Class B	91,987	8,967

Thrifts & Mortgage Finance 0.42%
People’s United Financial, Inc.	334,300	4,075

Tobacco 1.15%
Altria Group, Inc.	327,200	11,063

Trading Companies & Distributors 1.19%
W.W. Grainger, Inc.	49,495	9,603
Watsco, Inc.	25,900	1,857

Total		11,460

Total Common Stocks (cost $934,866,734)		960,033

See Notes to Financial Statements.	9

Schedule of Investments (concluded)
November 30, 2012

Investments	Principal Amount (000)	Fair Value (000)

SHORT-TERM INVESTMENT 0.25%

Repurchase Agreement
Repurchase Agreement dated 11/30/2012, 0.01% due 12/3/2012 with Fixed Income Clearing Corp. collateralized by $2,365,000 of Federal National Mortgage Assoc. at 4.625% due 10/15/2013, value: $2,468,850; proceeds: $2,416,317 (cost $2,416,315)	$2,416	$2,416

Total Investments in Securities 99.73% (cost $937,283,049)		962,449

Foreign Cash and Other Assets in Excess of Liabilities 0.27%		2,649

Net Assets 100.00%		$965,098

(a)	Foreign security traded in U.S. dollars.

10	See Notes to Financial Statements.

Statement of Assets and Liabilities
November 30, 2012

ASSETS:
Investments in securities, at fair value (cost $937,283,049)	$962,449,321
Foreign cash, at value (cost $8,092)	8,105
Receivables:
Interest and dividends	3,664,996
Capital shares sold	3,024,468
From advisor (See Note 3)	342,811
Prepaid expenses and other assets	44,876

Total assets	969,534,577

LIABILITIES:

Payables:
Capital shares reacquired	2,146,154
Investment securities purchased	954,574
Management fee	584,600
12b-1 distribution fees	170,925
Directors’ fees	141,826
Fund administration	31,179
Accrued expenses and other liabilities	407,759

Total liabilities	4,437,017

NET ASSETS	$965,097,560

COMPOSITION OF NET ASSETS:
Paid-in capital	$992,119,201
Undistributed net investment income	10,010,383
Accumulated net realized loss on investments and foreign currency related transactions	(62,195,844)
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	25,163,820

Net Assets	$965,097,560

See Notes to Financial Statements.	11

Statement of Assets and Liabilities (concluded)
November 30, 2012

Net assets by class:
Class A Shares	$848,026,429
Class B Shares	$31,890,564
Class C Shares	$61,096,425
Class F Shares	$14,856,952
Class I Shares	$3,496,897
Class P Shares	$1,638,129
Class R2 Shares	$112,194
Class R3 Shares	$3,979,970
Outstanding shares by class:
Class A Shares (300 million shares of common stock authorized, $.001 par value)	66,990,243
Class B Shares (30 million shares of common stock authorized, $.001 par value)	2,541,017
Class C Shares (20 million shares of common stock authorized, $.001 par value)	4,860,800
Class F Shares (30 million shares of common stock authorized, $.001 par value)	1,174,240
Class I Shares (100 million shares of common stock authorized, $.001 par value)	274,635
Class P Shares (20 million shares of common stock authorized, $.001 par value)	129,027
Class R2 Shares (30 million shares of common stock authorized, $.001 par value)	8,815
Class R3 Shares (30 million shares of common stock authorized, $.001 par value)	315,272
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares):
Class A Shares-Net asset value	$12.66
Class A Shares-Maximum offering price (Net asset value plus sales charge of 5.75%)	$13.43
Class B Shares-Net asset value	$12.55
Class C Shares-Net asset value	$12.57
Class F Shares-Net asset value	$12.65
Class I Shares-Net asset value	$12.73
Class P Shares-Net asset value	$12.70
Class R2 Shares-Net asset value	$12.73
Class R3 Shares-Net asset value	$12.62

12	See Notes to Financial Statements.

Statement of Operations
For the Year Ended November 30, 2012

Investment income:
Dividends (net of foreign withholding taxes of $256,770)	$19,976,375
Interest	17,452,320

Total investment income	37,428,695

Expenses:

Management fee	7,862,550
12b-1 distribution plan-Class A	3,083,649
12b-1 distribution plan-Class B	376,603
12b-1 distribution plan-Class C	594,858
12b-1 distribution plan-Class F	11,654
12b-1 distribution plan-Class P	8,184
12b-1 distribution plan-Class R2	650
12b-1 distribution plan-Class R3	18,133
Shareholder servicing	1,472,493
Fund administration	420,871
Reports to shareholders	231,144
Registration	128,639
Professional	57,601
Subsidy (See Note 3)	35,390
Directors’ fees	34,879
Custody	31,026
Other	33,232

Gross expenses	14,401,556
Expense reductions (See Note 7)	(739)
Management fee waived (See Note 3)	(914,458)

Net expenses	13,486,359

Net investment income	23,942,336

Net realized and unrealized gain:
Net realized gain on investments and foreign currency related transactions	153,162,034
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(40,266,513)

Net realized and unrealized gain	112,895,521

Net Increase in Net Assets Resulting From Operations	$136,837,857

See Notes to Financial Statements.	13

Statements of Changes in Net Assets

DECREASE IN NET ASSETS	For the Year Ended November 30, 2012	For the Year Ended November 30, 2011
Operations:
Net investment income	$23,942,336	$34,700,306
Net realized gain on investments and foreign currency related transactions	153,162,034	68,521,367
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(40,266,513)	(45,032,615)

Net increase in net assets resulting from operations	136,837,857	58,189,058

Distributions to shareholders from:
Net investment income
Class A	(24,704,883)	(23,181,717)
Class B	(769,658)	(818,743)
Class C	(1,225,364)	(1,076,186)
Class F	(326,769)	(238,905)
Class I	(597,765)	(9,533,991)
Class P	(47,633)	(47,848)
Class R2	(2,817)	(678)
Class R3	(90,373)	(61,005)

Total distributions to shareholders	(27,765,262)	(34,959,073)

Capital share transactions (Net of share conversions) (See Note 11):
Net proceeds from sales of shares	146,642,458	225,689,403
Reinvestment of distributions	27,051,584	34,160,651
Cost of shares reacquired	(427,231,118)	(561,695,878)

Net decrease in net assets resulting from capital share transactions	(253,537,076)	(301,845,824)

Net decrease in net assets	(144,464,481)	(278,615,839)

NET ASSETS:
Beginning of year	$1,109,562,041	$1,388,177,880

End of year	$965,097,560	$1,109,562,041

Undistributed net investment income	$10,010,383	$5,567,227

14	See Notes to Financial Statements.

Financial Highlights

	Class A Shares

	Year Ended 11/30

	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of year	$11.43	$11.26	$10.35	$8.66	$13.49

Investment operations:
Net investment income(a)	.29	.29	.28	.34	.41
Net realized and unrealized gain (loss)	1.27	.17	.93	1.72	(4.26)

Total from investment operations	1.56	.46	1.21	2.06	(3.85)

Distributions to shareholders from:
Net investment income	(.33)	(.29)	(.30)	(.37)	(.44)
Net realized gain	—	—	—	—	(.54)

Total distributions	(.33)	(.29)	(.30)	(.37)	(.98)

Net asset value, end of year	$12.66	$11.43	$11.26	$10.35	$8.66

Total Return(b)	13.77%	4.03%	11.90%	24.58%	(30.43)%
Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived	1.23%	1.30%	1.31%	1.37%	1.32%

Expenses, including expense reductions and management fee waived	1.23%	1.30%	1.31%	1.37%	1.32%

Expenses, excluding expense reductions and management fee waived	1.31%	1.30%	1.31%	1.37%	1.32%

Net investment income	2.33%	2.45%	2.64%	3.66%	3.61%

Supplemental Data:

Net assets, end of year (000)	$848,026	$898,508	$933,371	$974,791	$852,774
Portfolio turnover rate	102.89%	22.87%	29.52%	52.24%	54.70%

(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

See Notes to Financial Statements.	15

Financial Highlights (continued)

	Class B Shares

	Year Ended 11/30

	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of year	$11.33	$11.16	$10.26	$8.59	$13.38

Investment operations:
Net investment income(a)	.20	.21	.21	.27	.33
Net realized and unrealized gain (loss)	1.26	.17	.92	1.71	(4.21)

Total from investment operations	1.46	.38	1.13	1.98	(3.88)

Distributions to shareholders from:
Net investment income	(.24)	(.21)	(.23)	(.31)	(.37)
Net realized gain	—	—	—	—	(.54)

Total distributions	(.24)	(.21)	(.23)	(.31)	(.91)

Net asset value, end of year	$12.55	$11.33	$11.16	$10.26 `	$8.59

Total Return(b)	13.04%	3.36%	11.17%	23.75%	(30.86)%
Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived	1.90%	1.95%	1.96%	2.02%	1.97%

Expenses, including expense reductions and management fee waived	1.90%	1.95%	1.96%	2.02%	1.97%

Expenses, excluding expense reductions and management fee waived	1.98%	1.95%	1.96%	2.02%	1.97%

Net investment income	1.67%	1.78%	1.99%	3.00%	2.96%

Supplemental Data:

Net assets, end of year (000)	$31,891	$39,643	$48,714	$53,941	$44,682
Portfolio turnover rate	102.89%	22.87%	29.52%	52.24%	54.70%

(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

16	See Notes to Financial Statements.

Financial Highlights (continued)

	Class C Shares

	Year Ended 11/30

	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of year	$11.35	$11.18	$10.28	$8.60	$13.40

Investment operations:
Net investment income(a)	.20	.21	.21	.28	.33
Net realized and unrealized gain (loss)	1.27	.17	.92	1.71	(4.23)

Total from investment operations	1.47	.38	1.13	1.99	(3.90)

Distributions to shareholders from:
Net investment income	(.25)	(.21)	(.23)	(.31)	(.36)
Net realized gain	—	—	—	—	(.54)

Total distributions	(.25)	(.21)	(.23)	(.31)	(.90)

Net asset value, end of year	$12.57	$11.35	$11.18	$10.28	$8.60

Total Return(b)	13.06%	3.39%	11.15%	23.82%	(30.90)%
Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived	1.88%	1.94%	1.96%	2.02%	1.97%

Expenses, including expense reductions and management fee waived	1.88%	1.94%	1.96%	2.02%	1.97%

Expenses, excluding expense reductions and management fee waived	1.98%	1.95%	1.96%	2.02%	1.97%

Net investment income	1.67%	1.82%	1.99%	3.02%	2.95%

Supplemental Data:

Net assets, end of year (000)	$61,096	$57,695	$56,383	$59,267	$54,081
Portfolio turnover rate	102.89%	22.87%	29.52%	52.24%	54.70%

(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

See Notes to Financial Statements.	17

Financial Highlights (continued)

	Class F Shares

	Year Ended 11/30

	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of year	$11.43	$11.25	$10.34	$8.65	$13.49

Investment operations:
Net investment income(a)	.31	.32	.31	.34	.43
Net realized and unrealized gain (loss)	1.27	.18	.93	1.75	(4.25)

Total from investment operations	1.58	.50	1.24	2.09	(3.82)

Distributions to shareholders from:
Net investment income	(.36)	(.32)	(.33)	(.40)	(.48)
Net realized gain	—	—	—	—	(.54)

Total distributions	(.36)	(.32)	(.33)	(.40)	(1.02)

Net asset value, end of year	$12.65	$11.43	$11.25	$10.34	$8.65

Total Return(b)	13.97%	4.39%	12.09%	25.05%	(30.31)%
Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived	.98%	1.05%	1.06%	1.11%	1.10%

Expenses, including expense reductions and management fee waived	.98%	1.05%	1.06%	1.11%	1.10%

Expenses, excluding expense reductions and management fee waived	1.08%	1.06%	1.06%	1.11%	1.10%

Net investment income	2.57%	2.70%	2.91%	3.66%	4.21%

Supplemental Data:

Net assets, end of year (000)	$14,857	$8,251	$7,395	$4,238	$1,194
Portfolio turnover rate	102.89%	22.87%	29.52%	52.24%	54.70%

(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

18	See Notes to Financial Statements.

Financial Highlights (continued)

	Class I Shares

	Year Ended 11/30

	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of year	$11.50	$11.33	$10.41	$8.70	$13.56

Investment operations:
Net investment income(a)	.30	.32	.32	.36	.45
Net realized and unrealized gain (loss)	1.30	.18	.94	1.75	(4.28)

Total from investment operations	1.60	.50	1.26	2.11	(3.83)

Distributions to shareholders from:
Net investment income	(.37)	(.33)	(.34)	(.40)	(.49)
Net realized gain	—	—	—	—	(.54)

Total distributions	(.37)	(.33)	(.34)	(.40)	(1.03)

Net asset value, end of year	$12.73	$11.50	$11.33	$10.41	$8.70

Total Return(b)	14.08%	4.37%	12.33%	25.13%	(30.24)%
Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived	.97%	.95%	.96%	1.01%	.97%

Expenses, including expense reductions and management fee waived	.97%	.95%	.96%	1.01%	.97%

Expenses, excluding expense reductions and management fee waived	.98%	.95%	.96%	1.01%	.97%

Net investment income	2.54%	2.72%	2.98%	3.91%	3.97%

Supplemental Data:

Net assets, end of year (000)	$3,497	$100,317	$337,978	$309,336	$197,714
Portfolio turnover rate	102.89%	22.87%	29.52%	52.24%	54.70%

(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

See Notes to Financial Statements.	19

Financial Highlights (continued)

	Class P Shares

	Year Ended 11/30

	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of year	$11.46	$11.29	$10.38	$8.68	$13.52

Investment operations:
Net investment income(a)	.27	.28	.27	.33	.40
Net realized and unrealized gain (loss)	1.28	.16	.93	1.73	(4.27)

Total from investment operations	1.55	.44	1.20	2.06	(3.87)

Distributions to shareholders from:
Net investment income	(.31)	(.27)	(.29)	(.36)	(.43)
Net realized gain	–	–	–	–	(.54)

Total distributions	(.31)	(.27)	(.29)	(.36)	(.97)

Net asset value, end of year	$12.70	$11.46	$11.29	$10.38	$8.68

Total Return(b)	13.60%	4.00%	11.75%	24.52%	(30.50)%
Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived	1.35%	1.40%	1.41%	1.46%	1.42%

Expenses, including expense reductions and management fee waived	1.35%	1.40%	1.41%	1.46%	1.42%

Expenses, excluding expense reductions and management fee waived	1.43%	1.41%	1.41%	1.46%	1.42%

Net investment income	2.22%	2.35%	2.54%	3.54%	3.52%

Supplemental Data:

Net assets, end of year (000)	$1,638	$1,910	$2,191	$2,906	$2,370
Portfolio turnover rate	102.89%	22.87%	29.52%	52.24%	54.70%

(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

20	See Notes to Financial Statements.

Financial Highlights (continued)

	Class R2 Shares

	Year Ended 11/30

	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of year	$11.49	$11.31	$10.40	$8.70	$13.48

Investment operations:
Net investment income(a)	.26	.28	.26	.31	.44
Net realized and unrealized gain (loss)	1.28	.15	.92	1.75	(4.27)

Total from investment operations	1.54	.43	1.18	2.06	(3.83)

Distributions to shareholders from:
Net investment income	(.30)	(.25)	(.27)	(.36)	(.41)
Net realized gain	–	–	–	–	(.54)

Total distributions	(.30)	(.25)	(.27)	(.36)	(.95)

Net asset value, end of year	$12.73	$11.49	$11.31	$10.40	$8.70

Total Return(b)	13.46%	3.90%	11.56%	24.47%	(30.23)%
Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived	1.46%	1.54%	1.55%	1.49%	1.06%

Expenses, including expense reductions and management fee waived	1.46%	1.54%	1.55%	1.49%	1.06%

Expenses, excluding expense reductions and management fee waived	1.55%	1.55%	1.56%	1.49%	1.06%

Net investment income	2.10%	2.43%	2.39%	3.34%	3.87%

Supplemental Data:

Net assets, end of year (000)	$112	$103	$30	$29	$7
Portfolio turnover rate	102.89%	22.87%	29.52%	52.24%	54.70%

(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

See Notes to Financial Statements.	21

Financial Highlights (concluded)

	Class R3 Shares

	Year Ended 11/30

	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of year	$11.40	$11.24	$10.33	$8.65	$13.48

Investment operations:
Net investment income(a)	.26	.28	.27	.29	.39
Net realized and unrealized gain (loss)	1.27	.15	.93	1.76	(4.25)

Total from investment operations	1.53	.43	1.20	2.05	(3.86)

Distributions to shareholders from:
Net investment income	(.31)	(.27)	(.29)	(.37)	(.43)
Net realized gain	–	–	–	–	(.54)

Total distributions	(.31)	(.27)	(.29)	(.37)	(.97)

Net asset value, end of year	$12.62	$11.40	$11.24	$10.33	$8.65

Total Return(b)	13.57%	3.91%	11.73%	24.46%	(30.54)%
Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived	1.38%	1.45%	1.45%	1.50%	1.40%

Expenses, including expense reductions and management fee waived	1.38%	1.45%	1.45%	1.50%	1.40%

Expenses, excluding expense reductions and management fee waived	1.48%	1.45%	1.46%	1.50%	1.40%

Net investment income	2.15%	2.35%	2.49%	3.03%	3.65%

Supplemental Data:

Net assets, end of year (000)	$3,980	$3,135	$2,116	$341	$42
Portfolio turnover rate	102.89%	22.87%	29.52%	52.24%	54.70%

(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

22	See Notes to Financial Statements.

Notes to Financial Statements

1.	ORGANIZATION

Lord Abbett Research Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company and was incorporated under Maryland law on April 6, 1992. The Company currently consists of four separate funds. This report covers one of the funds and its classes: Lord Abbett Calibrated Dividend Growth Fund (the “Fund”; formerly, Lord Abbett Capital Structure Fund (“Capital Structure Fund”)).

The Fund’s Board of Directors (the “Board”) approved a proposal from the Fund’s investment adviser, Lord, Abbett & Co. LLC (“Lord Abbett”), to reposition the Fund so that it began to pursue its investment objective by employing a domestic dividend-oriented equity strategy and discontinued its former strategy of investing in a mix of equity and fixed income securities. As part of this repositioning, the Fund’s name, principal investment strategies, risk profile, and portfolio managers, among other things, changed on September 27, 2012. Accordingly, Capital Structure Fund changed its name to Calibrated Dividend Growth Fund.

The Fund’s investment objective is to seek current income and capital appreciation. The Fund has eight classes of shares: Class A, B, C, F, I, P, R2 and R3, each with different expenses and dividends. A front-end sales charge is normally added to the net asset value (“NAV”) for Class A shares. There is no front-end sales charge in the case of Class B, C, F, I, P, R2 and R3 shares, although there may be a contingent deferred sales charge (“CDSC”) in certain cases as follows: Class A shares purchased without a sales charge and redeemed before the first day of the month in which the one-year anniversary of the purchase falls (subject to certain exceptions as set forth in the Fund’s prospectus); Class B shares redeemed before the sixth anniversary of purchase; and Class C shares redeemed before the first anniversary of purchase. Class B shares will automatically convert to Class A shares on the 25th day of the month (or, if the 25th day is not a business day, the next business day thereafter) following the eighth anniversary of the day on which the purchase order was accepted. The Fund no longer issues Class B shares for purchase. The Fund’s Class P shares are closed to substantially all investors, with certain exceptions as set forth in the Fund’s prospectus.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)

Investment Valuation-Under procedures approved by the Fund’s Board, Lord Abbett has formed a Pricing Committee to administer the pricing and valuation of portfolio investments and to ensure that prices utilized reasonably reflect fair value. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the New York Stock Exchange LLC. The Fund

23

Notes to Financial Statements (continued)

may rely on an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices. Fixed income securities are valued at the mean between the bid and asked prices on the basis of prices supplied by independent pricing services, which reflect broker/dealer supplied valuations and the independent pricing services’ own electronic data processing techniques. Exchange-traded options and futures contracts are valued at the last sale price in the market where they are principally traded. If no sale has occurred, the mean between the most recently quoted bid and asked prices is used. Floating rate loans are valued at the average of bid and ask quotations obtained from dealers in loans on the basis of prices supplied by independent pricing services.

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee and approved by the Board. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use observable inputs such as related or comparable assets or liabilities, recent transactions, market multiples, book values, yield curves, broker quotes, observable trading activity, option adjusted spread models and other relevant information to determine fair value of portfolio investments. The Board or a designated committee thereof regularly reviews fair value determinations made by the Pricing Committee and employs techniques such as reviewing of any related market activity, reviewing inputs and assumptions, and retrospectively comparing prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

(b)

Security Transactions-Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method. Realized and unrealized gains (losses) are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(c)

Investment Income-Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method and are included in Interest income on the Statement of Operations. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates. Investment income is allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(d)

Income Taxes-It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s filed U.S. federal tax returns remains open for the fiscal years ended November 30, 2009 through November 30, 2012. The statutes of limitations on the Company’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

24

Notes to Financial Statements (continued)

(e)

Expenses-Expenses incurred by the Company that do not specifically relate to an individual fund are generally allocated to the Funds within the Company on a pro rata basis by relative net assets. Expenses, excluding class-specific expenses, are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day. Class A, B, C, F, P, R2 and R3 shares bear their class-specific share of all expenses and fees relating to the Fund’s 12b-1 Distribution Plan.

(f)

Foreign Transactions–The books and records of the Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in the Fund’s records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted daily to reflect current exchange rates and any unrealized gain (loss) is included in Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies on the Fund’s Statement of Operations. The resultant exchange gains and losses upon settlement of such transactions are included in Net realized gain on investments and foreign currency related transactions on the Fund’s Statement of Operations. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

The Fund uses foreign currency exchange contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

(g)

When-Issued or Forward Transactions-The Fund may purchase portfolio securities on a when-issued or forward basis. When-issued or forward transactions involve a commitment by a Fund to purchase securities, with payment and delivery (“settlement”) to take place in the future, in order to secure what is considered to be an advantageous price or yield at the time of entering into the transaction. During the period between purchase and settlement, the fair value of the securities will fluctuate and assets consisting of cash and/or marketable securities (normally short-term U.S. Government or U.S. Government sponsored enterprise securities) marked to market daily in an amount sufficient to make payment at settlement will be segregated at the Fund’s custodian in order to pay for the commitment. At the time the Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the liability for the purchase and fair value of the security in determining its NAV. The Fund, generally, has the ability to close out a purchase obligation on or before the settlement date rather than take delivery of the security. Under no circumstances will settlement for such securities take place more than 120 days after the purchase date.

(h)

Repurchase Agreements-The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the fair value of these securities has declined, the Fund may incur a loss upon disposition of the securities.

25

Notes to Financial Statements (continued)

(i)

Floating Rate Loans-The Fund invested in floating rate loans, which usually take the form of loan participations and assignments. Loan participations and assignments are agreements to make money available to U.S. or foreign corporations, partnerships or other business entities (the “Borrower”) in a specified amount, at a specified rate and within a specified time. A loan is typically originated, negotiated and structured by a U.S. or foreign bank, insurance company or other financial institution (the “Agent”) for a group of loan investors (“Loan Investors”). The Agent typically administers and enforces the loan on behalf of the other Loan Investors in the syndicate and may hold any collateral on behalf of the Loan Investors. Such loan participations and assignments are typically senior, secured and collateralized in nature. A Fund records an investment when the Borrower withdraws money and records interest as earned. These loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or London InterBank Offered Rate (“LIBOR”).

The loans in which the Fund invested may be subject to some restrictions on resale. For example, the Fund may be contractually obligated to receive approval from the Agent and/or Borrower prior to the sale of these investments. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the Borrower. As a result, the Fund assumes the credit risk of the Borrower, the selling participant and any other persons interpositioned between the Fund and the Borrower (“Intermediate Participants”). In the event that the Borrower, selling participant or Intermediate Participants become insolvent or enter into bankruptcy, the Fund may incur certain costs and delays in realizing payment or may suffer a loss of principal and/or interest.

In connection with the Fund’s repositioning on September 27, 2012, the Fund no longer invests in floating rate loans. Accordingly, as of November 30, 2012, the Fund had no investments in or commitments to floating rate loans.

(j)

Fair Value Measurements-Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk – for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

	•	Level 1 –	unadjusted quoted prices in active markets for identical investments;

	•	Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

26

Notes to Financial Statements (continued)

•	Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. All transfers between different levels within the three-tier hierarchy are deemed to have occurred as of the beginning of the reporting period. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of November 30, 2012 in valuing the Fund’s investments carried at fair value:

Investment Type*	Level 1 (000)	Level 2 (000)	Level 3 (000)	Total (000)

Common Stocks	$960,033	$–	$–	$960,033
Repurchase Agreement	–	2,416	–	2,416

Total	$960,033	$2,416	$–	$962,449

*	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography.

The following is a reconciliation of investments with unobservable inputs (Level 3) that were used in determining fair value:

Investment Type	High Yield Corporate Bonds

Balance as of December 1, 2011	$400
Accrued discounts/premiums	–
Realized loss	(3,561,804)
Change in unrealized appreciation/depreciation	3,561,444
Sales	(40)
Purchases	–
Net transfers in or out of level 3	–

Balance as of November 30, 2012	$–

3.	MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Company has a management agreement with Lord Abbett, pursuant to which Lord Abbett supplies the Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund’s investment portfolio.

The management fee is based on the Fund’s average daily net assets at the following annual rate:

First $1 billion	.75%
Next $1 billion	.70%
Over $2 billion	.65%

For the fiscal year ended November 30, 2012, the effective management fee, net of waivers, was at an annualized rate of .66% of the Fund’s average daily net assets.

Effective September 27, 2012 and continuing through March 31, 2014, Lord Abbett has contractually agreed to waive all or a portion of its management fee and administrative fee, and if

27

Notes to Financial Statements (continued)

necessary, reimburse the Fund’s other expenses to the extent necessary so that the total net annual operating expenses for each class, excluding 12b-1 fees, do not exceed an annual rate of .60%. This agreement may be terminated only upon the approval of the Board.

For the period December 1, 2011 through September 26, 2012, Lord Abbett contractually agreed to waive all or a portion of its management fee and, if necessary, reimburse the Fund’s other expenses to the extent necessary so that the total annual operating expenses for each class, excluding 12b-1 fees, did not exceed an annual rate of .95%.

In addition, Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of .04% of the Fund’s average daily net assets.

The Fund, along with certain other funds managed by Lord Abbett (collectively, the “Underlying Funds”), has entered into a Servicing Arrangement with Lord Abbett Balanced Strategy Fund, Lord Abbett Diversified Income Strategy Fund and Lord Abbett Growth & Income Strategy Fund of Lord Abbett Investment Trust (each, a “Fund of Funds”), pursuant to which each Underlying Fund pays a portion of the expenses (excluding management fees and distribution and service fees) of each Fund of Funds in proportion to the average daily value of the Underlying Fund shares owned by each Fund of Funds. Amounts paid pursuant to the Servicing Arrangement are included in Subsidy expense on the Fund’s Statement of Operations.

As of November 30, 2012, the Fund had no outstanding shares owned by any of the Lord Abbett Fund of Funds.

12b-1 Distribution Plan

The Fund has adopted a distribution plan with respect to Class A, B, C, F, P, R2 and R3 shares pursuant to Rule 12b-1 under the Act, which provides for the payment of ongoing distribution and service fees to Lord Abbett Distributor LLC (the “Distributor”), an affiliate of Lord Abbett. The fees are accrued daily at annual rates based upon the Fund’s average daily net assets as follows:

Fees*	Class A(1)	Class B	Class C	Class F	Class P	Class R2	Class R3

Service	.25%	.25%	.25%	–	.25%	.25%	.25%
Distribution	–	.75%	.75%	.10%	.20%	.35%	.25%

*

The Fund may designate a portion of the aggregate fee as attributable to service activities for purposes of calculating Financial Industry Regulatory Authority, Inc. (“FINRA”) sales charge limitations.

(1)

Effective with the Fund’s prospectus dated September 27, 2012, Class A 12b-1 fees are accrued at an annual rate of .25% (.25% service, .00% distribution). Formerly, Class A 12b-1 fees were accrued at an annual rate of .35% (.25% service, .10% distribution).

Class I shares do not have a distribution plan.

Commissions

Distributor received the following commissions on sales of shares of the Fund, after concessions were paid to authorized dealers, for the fiscal year ended November 30, 2012:

Distributor Commissions	Dealers’ Concessions

$437,250	$2,338,064

Distributor received CDSCs of $2,390 and $11,309 for Class A and Class C shares, respectively, for the fiscal year ended November 30, 2012.

For the fiscal year ended November 30, 2012, two Directors and certain of the Fund’s officers had an interest in Lord Abbett.

28

Notes to Financial Statements (continued)

4.	DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid at least quarterly. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for tax purposes, are reported as a tax return of capital.

Subsequent to the Fund’s fiscal year ended November 30, 2012, a net investment income distribution of approximately $6,805,000 was declared by the Fund on December 12, 2012. The distribution was paid on December 18, 2012 to shareholders of record on December 17, 2012.

The tax character of distributions paid during the fiscal years ended November 30, 2012 and 2011 was as follows:

	Year Ended 11/30/2012	Year Ended 11/30/2011

Distributions paid from:
Ordinary income	$27,765,262	$34,959,073

Total distributions paid	$27,765,262	$34,959,073

As of November 30, 2012, the components of accumulated losses on a tax-basis were as follows:

Undistributed ordinary income – net	$10,152,209

Total undistributed earnings	$10,152,209
Capital loss carryforwards*	(61,232,365)
Temporary differences	(704,927)
Unrealized gains – net	24,763,442

Total accumulated losses – net	$(27,021,641)

*	As of November 30, 2012, the Fund had a capital loss carryforward of $61,232,365 set to expire in 2017.

In accordance with the Regulated Investment Company Modernization Act of 2010, the Fund will carryforward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) indefinitely. Post-enactment losses will also retain their character as either short-term or long-term and be utilized before any pre-enactment losses.

At the Fund’s election, certain losses incurred within the taxable year (Qualified Late-Year Losses) are deemed to arise on the first business day of the Fund’s next taxable year. The Fund incurred and will elect to defer post-October capital losses of $563,101 during fiscal 2012.

As of November 30, 2012, the aggregate unrealized security gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$937,683,427

Gross unrealized gain	36,646,765
Gross unrealized loss	(11,880,871)

Net unrealized security gain	$24,765,894

29

Notes to Financial Statements (continued)

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to the tax treatment of wash sales.

Permanent items identified during the fiscal year ended November 30, 2012 have been reclassified among the components of net assets based on their tax basis treatment as follows:

Undistributed Net Investment Income	Accumulated Net Realized Loss

$8,266,082	$(8,266,082)

The permanent differences are attributable to the tax treatment of amortization, certain securities and foreign currency transactions.

5.	PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended November 30, 2012 were as follows:

Purchases	Sales

$1,058,840,158	$1,314,402,673

There were no purchases or sales of U.S. Government securities for the fiscal year ended November 30, 2012.

6.	DIRECTORS’ REMUNERATION

For the fiscal year ended November 30, 2012, the Company’s officers and the two Directors who were associated with Lord Abbett did not receive any compensation from the Company for serving in such capacities. Independent Directors’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all Independent Directors under which Independent Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Directors’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the funds. Such amounts and earnings accrued thereon are included in Directors’ fees on the Statement of Operations and in Directors’ fees payable on the Statement of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

7.	EXPENSE REDUCTIONS

The Company has entered into an arrangement with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s expenses.

8.	LINE OF CREDIT

On April 2, 2012, the Fund and certain other funds managed by Lord Abbett (the “participating funds”) entered into an unsecured revolving credit facility (“Facility”) with State Street Bank and Trust Company (“SSB”), to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Facility is renewed annually under terms that depend on market conditions at the time of the renewal. The amounts available under the Facility are (i) the lesser of either $250,000,000 or 33.33% of total assets per participating fund and (ii) $350,000,000 in the aggregate for all participating funds. The annual fee to maintain the Facility is .09% of the amount available under the Facility. Each participating fund pays its pro rata share

30

Notes to Financial Statements (continued)

based on the net assets of each participating fund. This amount is included in Other expenses on the Fund’s Statement of Operations. Any borrowings under this Facility will bear interest at current market rates as set forth in the credit agreement. As of November 30, 2012, there were no loans outstanding pursuant to this Facility.

For the period February 3, 2011 through April 1, 2012, the Fund and certain other funds managed by Lord Abbett had an amount of $200,000,000 available under a Facility from SSB with an annual fee to maintain the Facility of .125% of the amount available under the Facility.

9.	CUSTODIAN AND ACCOUNTING AGENT

SSB is the Company’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund’s NAV.

10.	INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with equity investing. The Fund invests primarily in equity securities of large and mid-sized company stocks that have a history of growing their dividends, but there is no guarantee that a company will pay a dividend. The value of investments in equity securities will fluctuate in response to general economic conditions and to changes in the prospects of particular companies and/or sectors in the economy. If the Fund’s fundamental research and quantitative analysis fail to produce the intended result, the Fund may suffer losses or underperform its benchmark or other funds with the same investment objective or similar strategies, even in a risking market.

Large and mid-sized company stocks each may perform differently than the market as a whole and other types of stocks. This is because different types of stocks tend to shift in and out of favor depending on market and economic conditions. Mid-sized company stocks may be less able to weather economic shifts or other adverse developments than those of larger, more established companies.

The Fund’s exposure to foreign companies and ADRs presents increased market, liquidity, currency, political and other risks.

The Fund changed its investment strategy on September 27, 2012. The Fund’s performance achieved during the initial period after this change may not be replicated over longer periods and may not be indicative of how the Fund will perform in the future.

These factors can affect the Fund’s performance.

11.	SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock were as follows:

	Year Ended November 30, 2012		Year Ended November 30, 2011

Class A Shares	Shares	Amount	Shares	Amount

Shares sold	9,786,518	$119,298,611	13,155,188	$155,438,811
Converted from Class B*	443,964	5,481,067	326,083	3,826,559
Reinvestment of distributions	2,017,555	24,395,455	1,959,045	22,776,857
Shares reacquired	(23,862,375)	(294,327,940)	(19,739,273)	(232,591,700)

Decrease	(11,614,338)	$(145,152,807)	(4,298,957)	$(50,549,473)

31

Notes to Financial Statements (concluded)

	Year Ended November 30, 2012		Year Ended November 30, 2011

Class B Shares	Shares	Amount	Shares	Amount

Shares sold	132,932	$1,591,225	166,229	$1,934,352
Reinvestment of distributions	62,397	746,199	68,428	790,647
Shares reacquired	(704,111)	(8,576,564)	(772,390)	(9,073,985)
Converted to Class A*	(447,770)	(5,481,067)	(328,795)	(3,826,559)

Decrease	(956,552)	$(11,720,207)	(866,528)	$(10,175,545)

Class C Shares

Shares sold	1,023,093	$12,467,625	1,383,685	$16,204,809
Reinvestment of distributions	80,045	961,424	70,505	813,946
Shares reacquired	(1,323,484)	(16,061,981)	(1,414,225)	(16,441,022)

Increase (decrease)	(220,346)	$(2,632,932)	39,965	$577,733

Class F Shares

Shares sold	799,173	$9,734,827	512,134	$6,108,309
Reinvestment of distributions	21,868	266,301	13,877	160,877
Shares reacquired	(368,922)	(4,489,802)	(460,929)	(5,420,105)

Increase	452,119	$5,511,326	65,082	$849,081

Class I Shares

Shares sold	169,278	$2,129,225	3,663,505	$44,111,064
Reinvestment of distributions	47,277	543,683	806,331	9,509,020
Shares reacquired	(8,664,123)	(102,242,419)	(25,586,373)	(296,928,444)

Decrease	(8,447,568)	$(99,569,511)	(21,116,537)	$(243,308,360)

Class P Shares

Shares sold	17,479	$214,388	24,339	$286,402
Reinvestment of distributions	3,935	47,633	4,105	47,846
Shares reacquired	(59,024)	(724,221)	(55,875)	(649,636)

Decrease	(37,610)	$(462,200)	(27,431)	$(315,388)

Class R2 Shares

Shares sold	3,413	$41,890	7,136	$77,046
Reinvestment of distributions	56	679	54	628
Shares reacquired	(3,601)	(43,946)	(907)	(11,148)

Increase (decrease)	(132)	$(1,377)	6,283	$66,526

Class R3 Shares

Shares sold	95,790	$1,164,667	129,743	$1,528,610
Reinvestment of distributions	7,458	90,210	5,279	60,830
Shares reacquired	(62,854)	(764,245)	(48,477)	(579,838)

Increase	40,394	$490,632	86,545	$1,009,602

*

Automatic conversion of Class B shares occurs on the 25th day of the month (or, if the 25th is not a business day, the next business day thereafter) following the eighth anniversary of the day on which the purchase order was accepted.

32

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Lord Abbett Research Fund, Inc. and the Shareholders of Lord Abbett Calibrated Dividend Growth Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Lord Abbett Calibrated Dividend Growth Fund, one of the four portfolios constituting the Lord Abbett Research Fund, Inc. (the “Company”) as of November 30, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lord Abbett Calibrated Dividend Growth Fund, one of the four portfolios of the Lord Abbett Research Fund, Inc. as of November 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
January 28, 2013

33

Basic Information About Management

The Board is responsible for the management of the business and affairs of the Company in accordance with the laws of the State of Maryland. The Board elects officers who are responsible for the day-to-day operations of the Company and who execute policies authorized by the Board. The Board also approves an investment adviser to the Company and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Company’s organizational documents.

Lord Abbett, a Delaware limited liability company, is the Company’s investment adviser. Designated Lord Abbett personnel are responsible for the day-to-day management of the Funds.

Interested Director

The following Director is affiliated with Lord Abbett and is an “interested person” of the Company as defined in the Act. Ms. Foster is director/trustee of each of the 13 Lord Abbett-sponsored funds, which consist of 56 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During the Past Five Years

Daria L. Foster Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1954)	Director and President since 2006; Chief Executive Officer since 2012	Principal Occupation: Managing Partner of Lord Abbett (since 2007), and was formerly Director of Marketing and Client Service, joined Lord Abbett in 1990.

Other Directorships: None.

Independent Directors

The following Independent Directors also are directors/trustees of each of the 13 Lord Abbett-sponsored funds, which consist of 56 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During the Past Five Years

E. Thayer Bigelow Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1941)	Director since 1996; Chairman since 2013	Principal Occupation: Managing General Partner, Bigelow Media, LLC (since 2000); Senior Adviser, Time Warner Inc. (1998 - 2000).

Other Directorships: Currently serves as director of Crane Co. (since 1984) and Huttig Building Products Inc. (since 1998). Previously served as a director of R.H. Donnelley Inc. (2009 - 2010).

Robert B. Calhoun, Jr. Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1942)	Director since 1998	Principal Occupation: Senior Advisor of Monitor Clipper Partners, a private equity investment fund (since 1997); President of Clipper Asset Management Corp. (1991 - 2009).

Other Directorships: Previously served as a director of Interstate Bakeries Corp. (1991 - 2008).

34

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During the Past Five Years

Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Director since 2011	Principal Occupation: CEO, Americas of J.P. Morgan Asset Management (2004 - 2010).

Other Directorships: None.

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Director since 2004	Principal Occupation: Owner and CEO of The Hill Company, a business consulting firm (since 1998).

Other Directorships: Currently serves as director of Lend Lease Corporation Limited, an international retail and residential property group (since 2006), and WellPoint, Inc., a health benefits company (since 1994).

Franklin W. Hobbs Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2001	Principal Occupation: Advisor of One Equity Partners, a private equity firm (since 2004).

Other Directorships: Currently serves as director and Chairman of the Board of Ally Financial Inc., a financial services firm (since 2009), and as director of Molson Coors Brewing Company (since 2002).

James M. McTaggart Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2012

Principal Occupation: Independent management advisor and consultant (since 2012); Vice President, CRA International, Inc. (doing business as Charles River Associates), a global management consulting firm (2009 - 2012); Founder and Chairman of Marakon Associates, Inc., a strategy consulting firm (1978 - 2009); and Officer and Director of Trinsum Group, a holding company (2007 - 2009).

Other Directorships: Currently serves as director of Blyth, Inc., a home products company (since 2004).

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2006	Principal Occupation: CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (since 1990).

Other Directorships: Currently serves as director of Crane Co. (since 1998). Previously served as a director of Synageva BioPharma Corp., a biopharmaceutical company (2009 - 2011).

Officers

None of the officers listed below have received compensation from the Company. All of the officers of the Company also may be officers of the other Lord Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation During the Past Five Years” column indicate each officer’s position(s) and title(s) with Lord Abbett.

35

Basic Information About Management (continued)

Name and Year of Birth	Current Position with the Company	Length of Service of Current Position	Principal Occupation During the Past Five Years

Daria L. Foster (1954)	President and Chief Executive Officer	Elected as President in 2006 and Chief Executive Officer in 2012	Managing Partner of Lord Abbett (since 2007), and was formerly Director of Marketing and Client Service, joined Lord Abbett in 1990.

Robert P. Fetch (1953)	Executive Vice President	Elected in 1997	Partner and Director, joined Lord Abbett in 1995.

Daniel H. Frascarelli (1954)	Executive Vice President	Elected in 2005	Partner and Director, joined Lord Abbett in 1990.

Robert I. Gerber (1954)	Executive Vice President	Elected in 2007	Partner and Chief Investment Officer (since 2007), joined Lord Abbett in 1997 as Director of Taxable Fixed Income Management.

Gerard S. E. Heffernan, Jr. (1963)	Executive Vice President	Elected in 2009	Partner and Director, joined Lord Abbett in 1998.

Walter H. Prahl (1958)	Executive Vice President	Elected in 2012	Partner and Director, joined Lord Abbett in 1997.

Frederick J. Ruvkun (1957)	Executive Vice President	Elected in 2012	Partner and Director, joined Lord Abbett in 2006.

Paul J. Volovich (1973)	Executive Vice President	Elected in 2004	Partner and Director, joined Lord Abbett in 1997.

James W. Bernaiche (1956)	Chief Compliance Officer	Elected in 2004	Partner and Chief Compliance Officer, joined Lord Abbett in 2001.

Joan A. Binstock (1954)	Chief Financial Officer and Vice President	Elected in 1999	Partner and Chief Operations Officer, joined Lord Abbett in 1999.

John K. Forst (1960)	Vice President and Assistant Secretary	Elected in 2005	Deputy General Counsel, joined Lord Abbett in 2004.

Lawrence H. Kaplan (1957)	Vice President and Secretary	Elected in 1997	Partner and General Counsel, joined Lord Abbett in 1997.

David J. Linsen (1974)	Vice President	Elected in 2008	Partner and Director, joined Lord Abbett in 2001.

A. Edward Oberhaus, III (1959)	Vice President	Elected in 1996	Partner and Director, joined Lord Abbett in 1983.

Thomas R. Phillips (1960)	Vice President and Assistant Secretary	Elected in 2008	Partner and Deputy General Counsel, joined Lord Abbett in 2006.

Randy M. Reynolds (1972)	Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 1999.

36

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with the Company	Length of Service of Current Position	Principal Occupation During the Past Five Years

Lawrence B. Stoller (1963)	Vice President and Assistant Secretary	Elected in 2007	Partner and Senior Deputy General Counsel, joined Lord Abbett in 2007.

Scott S. Wallner (1955)	AML Compliance Officer	Elected in 2011	Assistant General Counsel, joined Lord Abbett in 2004.

Bernard J. Grzelak (1971)	Treasurer	Elected in 2003	Partner and Director of Fund Administration, joined Lord Abbett in 2003.

Please call 888-522-2388 for a copy of the statement of additional information (“SAI”), which contains further information about the Company’s Directors. It is available free upon request.

37

Householding

The Company has adopted a policy that allows it to send only one copy of the Fund’s prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund’s portfolio securities, and information on how Lord Abbett voted the Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s Website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) Website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC’s Website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388. You can also obtain copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330).

Tax Information

58.02% of the ordinary income distributions paid by the Fund during the fiscal year ended November 30, 2012 is qualified dividend income. For corporate shareholders, only 51.11% of the Fund’s ordinary income distributions qualified for the dividends received deduction.

For foreign shareholders, 55.91% of the distributions paid by the Fund represents interest related dividends.

38

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.	Lord Abbett Research Fund, Inc.

Lord Abbett mutual fund shares are distributed by LORD ABBETT DISTRIBUTOR LLC.	Lord Abbett Calibrated Dividend Growth Fund (formerly, Lord Abbett Capital Structure Fund)	LAAMF-2-1112 (01/13)

2 0 1 2

L O R D  A B B E T T

A N N U A L

R E P O R T

Lord Abbett

Growth Opportunities Fund

For the fiscal year ended November 30, 2012

Lord Abbett Research Fund
Lord Abbett Growth Opportunities Fund Annual Report
For the fiscal year ended November 30, 2012

Dear Shareholders: We are pleased to provide you with this overview of the performance of the Lord Abbett Growth Opportunities Fund for the fiscal year ended November 30, 2012. On this page and the following pages, we discuss the major factors that influenced fiscal year performance. For detailed and more timely information about the Fund, please visit our Website at www.lordabbett.com, where you also can access the quarterly commentaries that provide updates on the Fund’s performance and other portfolio related updates.

          Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Daria L. Foster
Director, President and Chief Executive Officer

For the fiscal year ended November 30, 2012, the Fund returned 6.96%, reflecting performance at the net asset value (NAV) of Class A shares, with all distributions reinvested, compared to its benchmark, the Russell Midcap® Growth Index,1 which returned 12.06% over the same period.

          During the 12-month period, equity markets shuffled through changing interpretations of the same unsettling concerns: what would be the outcome of the precarious budgetary situation in Europe, and would the Federal Reserve continue to provide quantitative support for the U. S. Economy?

          Within the first two weeks of the period, worries that European leaders had not taken sufficient action to stem the debt crisis, and news that the Federal Reserve would delay any near-term quantitative easing, sent equity markets down sharply. These concerns were soon mitigated as the economic outlook for the United States began to improve before the 2011 calendar year ended. Unemployment benefits dropped to their lowest point in three-and-a-half years while investments made by businesses strengthened.

          In May 2012, however, markets once again came under pressure from a rising tide of anxiety regarding the European debt crisis. Fearing the demise of the European Union, and facing the threat of global recession, European Central Bank president Mario Draghi made a pledge to keep the Eurozone solvent and the U.S. Fed announced a third round of quantitative easing. These actions supported a rally that

1

brought equity markets into positive territory for the period.

          Despite the Fund showing positive absolute performance for the year, it lagged the index significantly. Security-specific issues within the health care and information technology sectors were the most notable detractors from relative performance.

          The Fund’s overweight and security selection within the information technology sector detracted from relative Fund performance during the period. MICROS Systems, Inc., a manufacturer of enterprise hardware and software used in hotels and restaurants globally, was among the largest detractors. The company’s business was adversely affected by sluggish consumer spending and economic headwinds in Europe. Cypress Semiconductor Corp., a manufacturer of programmable semiconductors and mixed-signal chips used in both consumer and commercial applications, also saw its shares fall. The firm reported a year-over-year decline in revenue during the period, citing macroeconomic concerns by businesses globally and slower growth in China as the cause.

          Within the health care sector, the Fund’s underweight and security selection also detracted from relative Fund performance. Vertex Pharmaceuticals Inc., a bio pharmaceutical company that manufactures drugs globally for the treatment of serious diseases, saw shares fall towards the end of the period. The company came under pressure as competitors released a viable alternative to Vertex’s Hepatitis-C treatment. Edwards Lifesciences Corp., a maker of artificial heart valves, also detracted from relative Fund performance, predominantly owing to a sharp decline in early October 2012 after preliminary sales came in below expectations. The results were attributed to austerity measures in Europe and limited insurance reimbursements in the United States.

          Security selection within the financials sector contributed the most to relative Fund performance during the period. Shares of asset manager Affiliated Managers Group, Inc. were among the strongest contributors to relative Fund performance within the sector, as net asset inflows continued to support strong revenue growth. Credit ratings agency Moody’s Corporation also contributed to relative Fund performance, as strengthening global bond issuance contributed to rising revenues during the period.

          Within the consumer staples sector, security selection was also a contributor to relative Fund performance during the period. The natural foods supermarket chain, Whole Foods Market, Inc., saw its shares rise throughout the period as sales, most notably same-store sales, continued to grow at a rapid pace. Shares of Dr. Pepper Snapple Group also rose, as the manufacturer and distributor of nonalcoholic beverages reported better than expected earnings following a significant improvement in profit margins.

          The Fund’s portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

2

[1] The Russell Midcap® Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index.

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888–522–2388 or referring to www.lordabbett.com.

Except where noted, comparative Fund performance does not account for the deduction of sales charges and would be different if sales charges were included. The Fund offers several classes of shares with distinct pricing options. For a full description of the differences in pricing alternatives, please see the Fund’s prospectus.

During certain periods shown, expense waivers and reimbursements were in place. Without such expense waivers and reimbursements, the Fund’s returns would have been lower.

The annual commentary above discusses the views of the Fund’s management and various portfolio holdings of the Fund as of November 30, 2012. These views and portfolio holdings may have changed after this date. Information provided in the commentary is not a recommendation to buy or sell securities. Because the Fund’s portfolio is actively managed and may change significantly, the Fund may no longer own the securities described above or may have otherwise changed its positions in the securities. For more recent information about the Fund’s portfolio holdings, please visit www.lordabbett.com.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

3

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Russell Midcap® Growth Index and the Russell Midcap® Index, assuming reinvestment of all dividends and distributions. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable
Sales Charge for the Periods Ended November 30, 2012

	1 Year	5 Years	10 Years	Life of Class
Class A3	0.81%	1.37%	7.19%	–
Class B4	1.84%	1.62%	7.27%	–
Class C5	5.41%	1.91%	7.13%	–
Class F6	7.20%	2.82%	–	2.75%
Class I7	7.29%	2.92%	8.19%	–
Class P7	6.83%	2.46%	7.72%	–
Class R2[8]	6.70%	2.32%	–	2.26%
Class R3[9]	6.78%	2.43%	–	2.37%

[1] Reflects the deduction of the maximum initial sales charge of 5.75%.
[2] Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance.

[3] Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended November 30, 2012, is calculated using the SEC-required uniform method to compute such return.

[4] Performance reflects the deduction of a CDSC of 5% for 1 year, 2% for 5 years and 0% for 10 years. Class B shares automatically convert to Class A shares after approximately 8 years. (There is no initial sales charge for automatic conversions.) All returns for periods greater than 8 years reflect this conversion.

[5] The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.
[6] Class F shares commenced operations and performance for the Class began on September 28, 2007. Performance is at net asset value.
[7] Performance is at net asset value.
[8] Class R2 shares commenced operations and performance for the Class began on September 28, 2007. Performance is at net asset value.
[9] Class R3 shares commenced operations and performance for the Class began on September 28, 2007. Performance is at net asset value.

4

Expense Example

          As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (these charges vary among the share classes); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (these charges vary among the share classes); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

          The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2012 through November 30, 2012).

Actual Expenses

          For each class of the Fund, the first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period 6/1/12 – 11/30/12” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

          For each class of the Fund, the second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

5

          Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†

	6/1/12	11/30/12	6/1/12 - 11/30/12

Class A
Actual	$1,000.00	$1,044.70	$7.31
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.86	$7.21
Class B
Actual	$1,000.00	$1,040.70	$10.56
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,014.63	$10.43
Class C
Actual	$1,000.00	$1,041.40	$10.56
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,014.67	$10.43
Class F
Actual	$1,000.00	$1,045.70	$6.03
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.11	$5.96
Class I
Actual	$1,000.00	$1,046.20	$5.52
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.60	$5.45
Class P
Actual	$1,000.00	$1,043.90	$7.82
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.35	$7.72
Class R2
Actual	$1,000.00	$1,043.10	$8.58
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.60	$8.47
Class R3
Actual	$1,000.00	$1,043.40	$8.02
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.13	$7.92

†

For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (1.43% for Class A, 2.07% for Classes B and C, 1.18% for Class F, 1.08% for Class I, 1.53% for Class P, 1.68% for Class R2 and 1.57% for Class R3) multiplied by the average account value over the period, multiplied by 183/366 (to reflect one-half year period).

Portfolio Holdings Presented by Sector
November 30, 2012

Sector*	%**
Consumer Discretionary	25.07%
Consumer Staples	3.88%
Energy	7.19%
Financials	9.96%
Health Care	12.46%

Sector*	%**
Industrials	12.39%
Information Technology	20.51%
Materials	6.75%
Telecommunication Services	1.79%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

6

Schedule of Investments
November 30, 2012

Investments	Shares	Fair Value (000)

COMMON STOCKS 100.33%

Aerospace & Defense 1.06%
BE Aerospace, Inc.*	123,957	$5,871

Auto Components 1.41%
BorgWarner, Inc.*	117,264	7,775

Automobiles 1.38%
Harley-Davidson, Inc.	161,962	7,606

Beverages 1.01%
Dr. Pepper Snapple Group, Inc.	124,226	5,571

Biotechnology 2.58%
ARIAD Pharmaceuticals, Inc.*	144,967	3,242
Incyte Corp.*	165,858	2,919
Onyx Pharmaceuticals, Inc.*	47,531	3,587
Vertex Pharmaceuticals, Inc.*	111,987	4,456

Total		14,204

Building Products 0.81%
Lennox International, Inc.	84,691	4,454

Capital Markets 2.15%
Affiliated Managers Group, Inc.*	56,900	7,333
Eaton Vance Corp.	142,534	4,544

Total		11,877

Chemicals 4.77%
Airgas, Inc.	31,119	2,756
Ashland, Inc.	105,216	7,462
Celanese Corp. Series A	127,697	5,241
CF Industries Holdings, Inc.	16,723	3,579
FMC Corp.	130,641	7,245

Total		26,283

Commercial Banks 0.76%
Signature Bank*	59,472	4,173

Investments	Shares	Fair Value (000)

Communications Equipment 1.34%
Ciena Corp.*	227,114	$3,379
F5 Networks, Inc.*	42,588	3,990

Total		7,369

Computers & Peripherals 2.45%
NCR Corp.*	269,806	6,457
NetApp, Inc.*	222,622	7,059

Total		13,516

Construction Materials 0.58%
Vulcan Materials Co.	60,661	3,205

Containers & Packaging 1.42%
Berry Plastics Group, Inc.*	182,109	2,715
Rock-Tenn Co. Class A	78,476	5,104

Total		7,819

Diversified Financial Services 2.58%
IntercontinentalExchange, Inc.*	50,484	6,672
Moody’s Corp.	155,851	7,571

Total		14,243

Electrical Equipment 3.68%
AMETEK, Inc.	251,843	9,401
Eaton Corp.*	98,060	5,115
Rockwell Automation, Inc.	72,836	5,772

Total		20,288

Electronic Equipment, Instruments & Components 0.91%
Jabil Circuit, Inc.	263,217	5,001

Energy Equipment & Services 4.66%
Atwood Oceanics, Inc.*	107,069	4,925
Cameron International Corp.*	89,561	4,832
FMC Technologies, Inc.*	121,527	4,966
Helmerich & Payne, Inc.	96,591	5,042
Oceaneering International, Inc.	112,112	5,906

Total		25,671

See Notes to Financial Statements.	7

Schedule of Investments (continued)
November 30, 2012

Investments	Shares	Fair Value (000)

Food & Staples Retailing 1.53%
Whole Foods Market, Inc.	90,507	$8,450

Food Products 0.90%
Green Mountain Coffee Roasters, Inc.*	135,903	4,984

Health Care Equipment & Supplies 2.05%
Hologic, Inc.*	275,976	5,266
IDEXX Laboratories, Inc.*	64,427	6,022

Total		11,288

Health Care Providers & Services 3.64%
Catamaran Corp.*	159,828	7,782
DaVita, Inc.*	57,140	6,171
Henry Schein, Inc.*	67,049	5,415
Team Health Holdings, Inc.*	25,100	703

Total		20,071

Hotels, Restaurants & Leisure 3.72%
Marriott International, Inc. Class A	108,603	3,941
Panera Bread Co. Class A*	31,245	5,015
Starwood Hotels & Resorts Worldwide, Inc.	96,275	5,195
Wynn Resorts Ltd.	56,440	6,344

Total		20,495

Household Durables 0.43%
Mohawk Industries, Inc.*	27,880	2,397

Household Products 0.45%
Clorox Co. (The)	32,259	2,463

Information Technology Services 2.49%
Alliance Data Systems Corp.*	45,022	6,415
Teradata Corp.*	123,111	7,323

Total		13,738

Insurance 1.53%
Endurance Specialty Holdings Ltd.	116,223	4,672
Hartford Financial Services Group, Inc. (The)	177,413	3,758

Total		8,430

Investments	Shares	Fair Value (000)

Internet & Catalog Retail 0.95%
Expedia, Inc.	84,323	$5,216

Internet Software & Services 1.94%
IAC/InterActiveCorp.	60,805	2,867
LinkedIn Corp. Class A*	35,549	3,844
VeriSign, Inc.*	116,610	3,980

Total		10,691

Life Sciences Tools & Services 1.79%
Agilent Technologies, Inc.	257,972	9,878

Machinery 2.60%
Flowserve Corp.	34,455	4,774
IDEX Corp.	144,316	6,487
SPX Corp.	45,214	3,080

Total		14,341

Media 1.21%
Discovery Communications, Inc. Class A*	110,630	6,683

Multi-Line Retail 2.03%
Dollar General Corp.*	97,577	4,879
Macy’s, Inc.	163,232	6,317

Total		11,196

Oil, Gas & Consumable Fuels 2.56%
Concho Resources, Inc.*	77,265	6,201
Continental Resources, Inc.*	45,472	3,124
Range Resources Corp.	74,691	4,782

Total		14,107

Pharmaceuticals 2.45%
Perrigo Co.	43,306	4,482
Watson Pharmaceuticals, Inc.*	102,333	9,006

Total		13,488

Professional Services 0.69%
IHS, Inc. Class A*	41,030	3,780

8	See Notes to Financial Statements.

Schedule of Investments (concluded)
November 30, 2012

Investments	Shares	Fair Value (000)

Real Estate Investment Trusts 1.26%
Weyerhaeuser Co.	251,537	$6,932

Real Estate Management & Development 1.71%
CBRE Group, Inc. Class A*	393,399	7,447
Realogy Holdings Corp.*	52,511	1,980

Total		9,427

Road & Rail 2.41%
Hertz Global Holdings, Inc.*	324,535	5,076
Kansas City Southern	104,999	8,205

Total		13,281

Semiconductors & Semiconductor Equipment 4.87%
Altera Corp.	144,929	4,694
Analog Devices, Inc.	117,476	4,769
Avago Technologies Ltd. (Singapore)(a)	179,615	6,304
NVIDIA Corp.	229,846	2,754
Skyworks Solutions, Inc.*	123,382	2,795
Xilinx, Inc.	159,556	5,529

Total		26,845

Software 6.58%
ANSYS, Inc.*	70,808	4,697
Citrix Systems, Inc.*	112,168	6,860
Concur Technologies, Inc.*	21,119	1,388
Fortinet, Inc.*	155,206	3,101
MICROS Systems, Inc.*	148,776	6,466
Red Hat, Inc.*	144,871	7,157
TIBCO Software, Inc.*	199,262	4,991
Workday, Inc. Class A*	32,116	1,609

Total		36,269

Investments	Shares	Fair Value (000)

Specialty Retail 9.74%
Bed Bath & Beyond, Inc.*	145,850	$8,564
Dick’s Sporting Goods, Inc.	143,670	7,544
DSW, Inc. Class A	76,609	5,212
GNC Holdings, Inc. Class A	63,897	2,245
Limited Brands, Inc.	114,712	5,982
Ross Stores, Inc.	101,071	5,753
Tiffany & Co.	58,321	3,440
Tractor Supply Co.	73,203	6,560
Urban Outfitters, Inc.*	162,421	6,123
Williams-Sonoma, Inc.	49,778	2,253

Total		53,676

Textiles, Apparel & Luxury Goods 4.28%
Hanesbrands, Inc.*	136,887	4,942
Ralph Lauren Corp.	36,539	5,740
Under Armour, Inc. Class A*	87,816	4,551
VF Corp.	52,023	8,350

Total		23,583

Trading Companies & Distributors 1.18%
W.W. Grainger, Inc.	33,531	6,506

Wireless Telecommunication Services 1.79%
SBA Communications Corp. Class A*	143,758	9,893

Total Common Stocks 100.33% (cost $464,393,218)		553,034

Liabilities in Excess of Other Assets (0.33)%		(1,795)

Net Assets 100.00%		$551,239

*	Non-income producing security.
(a)	Foreign security traded in U.S. dollars.

See Notes to Financial Statements.	9

Statement of Assets and Liabilities
November 30, 2012

ASSETS:
Investments in securities, at fair value (cost $464,393,218)	$553,033,701
Receivables:
Investment securities sold	5,177,581
Capital shares sold	450,372
Interest and dividends	293,348
Prepaid expenses and other assets	51,002

Total assets	559,006,004

LIABILITIES:
Payables:
Investment securities purchased	5,739,032
Capital shares reacquired	910,763
Management fee	339,367
12b-1 distribution fees	183,382
To bank	155,517
Directors’ fees	87,833
Fund administration	18,100
To affiliates (See Note 3)	14,919
Accrued expenses and other liabilities	318,089

Total liabilities	7,767,002

NET ASSETS	$551,239,002

COMPOSITION OF NET ASSETS:
Paid-in capital	$467,707,857
Accumulated net investment loss	(3,298,671)
Accumulated net realized loss on investments	(1,810,667)
Net unrealized appreciation on investments	88,640,483

Net Assets	$551,239,002

10	See Notes to Financial Statements.

Statement of Assets and Liabilities (concluded)
November 30, 2012

Net assets by class:
Class A Shares	$351,427,084
Class B Shares	$18,614,143
Class C Shares	$51,426,576
Class F Shares	$13,652,471
Class I Shares	$78,050,826
Class P Shares	$5,017,421
Class R2 Shares	$1,515,047
Class R3 Shares	$31,535,434
Outstanding shares by class:
Class A Shares (100 million shares of common stock authorized, $.001 par value)	18,343,561
Class B Shares (30 million shares of common stock authorized, $.001 par value)	1,103,017
Class C Shares (20 million shares of common stock authorized, $.001 par value)	3,048,334
Class F Shares (30 million shares of common stock authorized, $.001 par value)	702,150
Class I Shares (30 million shares of common stock authorized, $.001 par value)	3,828,961
Class P Shares (20 million shares of common stock authorized, $.001 par value)	263,801
Class R2 Shares (30 million shares of common stock authorized, $.001 par value)	80,238
Class R3 Shares (30 million shares of common stock authorized, $.001 par value)	1,658,653
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares):
Class A Shares-Net asset value	$19.16
Class A Shares-Maximum offering price (Net asset value plus sales charge of 5.75%)	$20.33
Class B Shares-Net asset value	$16.88
Class C Shares-Net asset value	$16.87
Class F Shares-Net asset value	$19.44
Class I Shares-Net asset value	$20.38
Class P Shares-Net asset value	$19.02
Class R2 Shares-Net asset value	$18.88
Class R3 Shares-Net asset value	$19.01

See Notes to Financial Statements.	11

Statement of Operations
For the Year Ended November 30, 2012

Investment income:
Dividends (net of foreign withholding taxes of $5,745)	$5,684,320
Interest	263

Total investment income	5,684,583

Expenses:
Management fee	4,668,740
12b-1 distribution plan-Class A	1,300,603
12b-1 distribution plan-Class B	242,898
12b-1 distribution plan-Class C	549,358
12b-1 distribution plan-Class F	13,754
12b-1 distribution plan-Class P	30,510
12b-1 distribution plan-Class R2	10,534
12b-1 distribution plan-Class R3	154,243
Shareholder servicing	1,296,253
Fund administration	243,532
Subsidy (See Note 3)	130,967
Registration	92,490
Reports to shareholders	87,029
Professional	50,592
Custody	26,985
Directors’ fees	19,378
Other	19,467

Gross expenses	8,937,333
Expense reductions (See Note 7)	(357)
Management fee waived (See Note 3)	(100,673)

Net expenses	8,836,303

Net investment loss	(3,151,720)

Net realized and unrealized gain:
Net realized gain on investments	4,522,726
Net change in unrealized appreciation/depreciation on investments	36,142,849

Net realized and unrealized gain	40,665,575

Net Increase in Net Assets Resulting From Operations	$37,513,855

12	See Notes to Financial Statements.

Statements of Changes in Net Assets

DECREASE IN NET ASSETS	For the Year Ended November 30, 2012	For the Year Ended November 30, 2011
Operations:
Net investment loss	$(3,151,720)	$(4,721,663)
Net realized gain on investments	4,522,726	111,427,805
Net change in unrealized appreciation/depreciation on investments	36,142,849	(112,009,147)

Net increase (decrease) in net assets resulting from operations	37,513,855	(5,303,005)

Distributions to shareholders from:
Net realized gain
Class A	(57,249,604)	–
Class B	(4,741,520)	–
Class C	(9,503,812)	–
Class F	(2,098,553)	–
Class I	(8,753,376)	–
Class P	(1,190,196)	–
Class R2	(246,617)	–
Class R3	(4,051,050)	–

Total distributions to shareholders	(87,834,728)	–

Capital share transactions (Net of share conversions) (See Note 11):
Net proceeds from sales of shares	152,188,571	172,578,308
Reinvestment of distributions	80,781,206	–
Cost of shares reacquired	(220,478,222)	(231,477,767)

Net increase (decrease) in net assets resulting from capital share transactions	12,491,555	(58,899,459)

Net decrease in net assets	(37,829,318)	(64,202,464)

NET ASSETS:
Beginning of year	$589,068,320	$653,270,784

End of year	$551,239,002	$589,068,320

Accumulated net investment loss	$(3,298,671)	$(78,927)

See Notes to Financial Statements.	13

Financial Highlights

	Class A Shares

	Year Ended 11/30

	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of year	$21.30	$21.44	$17.13	$12.93	$23.84

Investment operations:
Net investment loss(a)	(.09)	(.14)	(.12)	(.08)	(.15)
Net realized and unrealized gain (loss)	1.12	–	4.43	4.84	(7.91)

Total from investment operations	1.03	(.14)	4.31	4.76	(8.06)

Distributions to shareholders from:
Net realized gain	(3.17)	–	–	(.56)	(2.85)

Net asset value, end of year	$19.16	$21.30	$21.44	$17.13	$12.93

Total Return(b)	6.96%	(.65)%	25.16%	38.43%	(38.34)%
Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	1.42%	1.45%	1.47%	1.55%	1.55%

Expenses, including expense reductions, management fee waived and expenses reimbursed	1.42%	1.45%	1.47%	1.55%	1.55%

Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.44%	1.46%	1.50%	1.61%	1.57%
Net investment loss	(.48)%	(.64)%	(.61)%	(.57)%	(.79)%

Supplemental Data:

Net assets, end of year (000)	$351,427	$389,211	$454,561	$414,930	$337,981
Portfolio turnover rate	145.62%	121.66%	103.81%	80.21%	123.95%

(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

14	See Notes to Financial Statements.

Financial Highlights (continued)

	Class B Shares

	Year Ended 11/30

	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of year	$19.27	$19.52	$15.70	$11.97	$22.41

Investment operations:
Net investment loss(a)	(.19)	(.26)	(.22)	(.16)	(.25)
Net realized and unrealized gain (loss)	.97	.01	4.04	4.45	(7.34)

Total from investment operations	.78	(.25)	3.82	4.29	(7.59)

Distributions to shareholders from:
Net realized gain	(3.17)	–	–	(.56)	(2.85)

Net asset value, end of year	$16.88	$19.27	$19.52	$15.70	$11.97

Total Return(b)	6.22%	(1.28)%	24.33%	37.55%	(38.73)%
Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	2.07%	2.09%	2.12%	2.20%	2.20%

Expenses, including expense reductions, management fee waived and expenses reimbursed	2.07%	2.09%	2.12%	2.20%	2.20%

Expenses, excluding expense reductions, management fee waived and expenses reimbursed	2.09%	2.11%	2.15%	2.27%	2.22%
Net investment loss	(1.14)%	(1.27)%	(1.28)%	(1.22)%	(1.44)%

Supplemental Data:

Net assets, end of year (000)	$18,614	$29,129	$43,822	$51,703	$48,147
Portfolio turnover rate	145.62%	121.66%	103.81%	80.21%	123.95%

(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

See Notes to Financial Statements.	15

Financial Highlights (continued)

	Class C Shares

	Year Ended 11/30

	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of year	$19.26	$19.51	$15.69	$11.96	$22.40

Investment operations:
Net investment loss(a)	(.19)	(.26)	(.22)	(.16)	(.25)
Net realized and unrealized gain (loss)	.97	.01	4.04	4.45	(7.34)

Total from investment operations	.78	(.25)	3.82	4.29	(7.59)

Distributions to shareholders from:
Net realized gain	(3.17)	–	–	(.56)	(2.85)

Net asset value, end of year	$16.87	$19.26	$19.51	$15.69	$11.96

Total Return(b)	6.28%	(1.28)%	24.35%	37.58%	(38.75)%
Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	2.06%	2.06%	2.12%	2.20%	2.20%

Expenses, including expense reductions, management fee waived and expenses reimbursed	2.06%	2.06%	2.12%	2.20%	2.20%

Expenses, excluding expense reductions, management fee waived and expenses reimbursed	2.08%	2.08%	2.15%	2.26%	2.23%
Net investment loss	(1.12)%	(1.25)%	(1.27)%	(1.22)%	(1.44)%

Supplemental Data:

Net assets, end of year (000)	$51,427	$58,336	$64,376	$63,732	$45,385
Portfolio turnover rate	145.62%	121.66%	103.81%	80.21%	123.95%

(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

16	See Notes to Financial Statements.

Financial Highlights (continued)

	Class F Shares

	Year Ended 11/30

	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of year	$21.52	$21.61	$17.22	$12.96	$23.85

Investment operations:
Net investment loss(a)	(.04)	(.09)	(.06)	(.05)	(.09)
Net realized and unrealized gain (loss)	1.13	–	4.45	4.87	(7.95)

Total from investment operations	1.09	(.09)	4.39	4.82	(8.04)

Distributions to shareholders from:
Net realized gain	(3.17)	–	–	(.56)	(2.85)

Net asset value, end of year	$19.44	$21.52	$21.61	$17.22	$12.96

Total Return(b)	7.20%	(.42)%	25.49%	38.82%	(38.22)%
Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	1.17%	1.20%	1.21%	1.30%	1.30%

Expenses, including expense reductions, management fee waived and expenses reimbursed	1.17%	1.20%	1.21%	1.30%	1.30%

Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.19%	1.22%	1.24%	1.34%	1.36%
Net investment loss	(.23)%	(.41)%	(.32)%	(.35)%	(.53)%

Supplemental Data:

Net assets, end of year (000)	$13,652	$14,594	$11,051	$2,362	$359
Portfolio turnover rate	145.62%	121.66%	103.81%	80.21%	123.95%

(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

See Notes to Financial Statements.	17

Financial Highlights (continued)

	Class I Shares

	Year Ended 11/30

	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of year	$22.38	$22.45	$17.87	$13.42	$24.56

Investment operations:
Net investment loss(a)	(.04)	(.07)	(.05)	(.03)	(.08)
Net realized and unrealized gain (loss)	1.21	–	4.63	5.04	(8.21)

Total from investment operations	1.17	(.07)	4.58	5.01	(8.29)

Distributions to shareholders from:
Net realized gain	(3.17)	–	–	(.56)	(2.85)

Net asset value, end of year	$20.38	$22.38	$22.45	$17.87	$13.42

Total Return(b)	7.29%	(.31)%	25.63%	38.91%	(38.12)%
Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	1.07%	1.10%	1.11%	1.20%	1.20%

Expenses, including expense reductions, management fee waived and expenses reimbursed	1.07%	1.10%	1.11%	1.20%	1.20%

Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.09%	1.12%	1.15%	1.25%	1.23%
Net investment loss	(.18)%	(.30)%	(.25)%	(.22)%	(.41)%

Supplemental Data:

Net assets, end of year (000)	$78,051	$61,928	$54,970	$42,775	$23,175
Portfolio turnover rate	145.62%	121.66%	103.81%	80.21%	123.95%

(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

18	See Notes to Financial Statements.

Financial Highlights (continued)

	Class P Shares

	Year Ended 11/30

	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of year	$21.19	$21.35	$17.07	$12.90	$23.82

Investment operations:
Net investment loss(a)	(.11)	(.17)	(.14)	(.09)	(.17)
Net realized and unrealized gain (loss)	1.11	.01	4.42	4.82	(7.90)

Total from investment operations	1.00	(.16)	4.28	4.73	(8.07)

Distributions to shareholders from:
Net realized gain	(3.17)	–	–	(.56)	(2.85)

Net asset value, end of year	$19.02	$21.19	$21.35	$17.07	$12.90

Total Return(b)	6.83%	(.75)%	25.07%	38.28%	(38.42)%
Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	1.53%	1.55%	1.57%	1.65%	1.65%

Expenses, including expense reductions, management fee waived and expenses reimbursed	1.53%	1.55%	1.57%	1.65%	1.65%

Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.54%	1.57%	1.60%	1.72%	1.67%
Net investment loss	(.60)%	(.74)%	(.73)%	(.66)%	(.88)%

Supplemental Data:

Net assets, end of year (000)	$5,017	$8,074	$8,477	$9,185	$8,945
Portfolio turnover rate	145.62%	121.66%	103.81%	80.21%	123.95%

(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

See Notes to Financial Statements.	19

Financial Highlights (continued)

	Class R2 Shares

	Year Ended 11/30

	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of year	$21.09	$21.28	$17.04	$12.90	$23.83

Investment operations:
Net investment loss(a)	(.14)	(.21)	(.16)	(.13)	(.16)
Net realized and unrealized gain (loss)	1.10	.02	4.40	4.83	(7.92)

Total from investment operations	.96	(.19)	4.24	4.70	(8.08)

Distributions to shareholders from:
Net realized gain	(3.17)	–	–	(.56)	(2.85)

Net asset value, end of year	$18.88	$21.09	$21.28	$17.04	$12.90

Total Return(b)	6.70%	(.94)%	24.88%	38.04%	(38.45)%
Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	1.67%	1.70%	1.71%	1.80%	1.75%

Expenses, including expense reductions, management fee waived and expenses reimbursed	1.67%	1.70%	1.71%	1.80%	1.75%

Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.69%	1.72%	1.75%	1.83%	1.81%
Net investment loss	(.74)%	(.92)%	(.86)%	(.84)%	(.93)%

Supplemental Data:

Net assets, end of year (000)	$1,515	$1,505	$1,330	$1,118	$119
Portfolio turnover rate	145.62%	121.66%	103.81%	80.21%	123.95%

(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

20	See Notes to Financial Statements.

Financial Highlights (concluded)

	Class R3 Shares

	Year Ended 11/30

	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of year	$21.19	$21.36	$17.09	$12.91	$23.84

Investment operations:
Net investment loss(a)	(.12)	(.18)	(.13)	(.12)	(.14)
Net realized and unrealized gain (loss)	1.11	.01	4.40	4.86	(7.94)

Total from investment operations	.99	(.17)	4.27	4.74	(8.08)

Distributions to shareholders from:
Net realized gain	(3.17)	–	–	(.56)	(2.85)

Net asset value, end of year	$19.01	$21.19	$21.36	$17.09	$12.91

Total Return(b)	6.78%	(.80)%	24.99%	38.33%	(38.43)%
Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	1.57%	1.59%	1.60%	1.70%	1.65%

Expenses, including expense reductions, management fee waived and expenses reimbursed	1.57%	1.59%	1.60%	1.70%	1.65%

Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.58%	1.61%	1.64%	1.72%	1.70%
Net investment loss	(.63)%	(.81)%	(.70)%	(.76)%	(.82)%

Supplemental Data:

Net assets, end of year (000)	$31,535	$26,291	$14,684	$2,182	$85
Portfolio turnover rate	145.62%	121.66%	103.81%	80.21%	123.95%

(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

See Notes to Financial Statements.	21

Notes to Financial Statements

1.	ORGANIZATION

Lord Abbett Research Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company and was incorporated under Maryland law on April 6, 1992. The Company currently consists of four separate funds. This report covers one of the funds and its classes: Lord Abbett Growth Opportunities Fund (the “Fund”).

The Fund’s investment objective is capital appreciation. The Fund has eight classes of shares: Class A, B, C, F, I, P, R2 and R3, each with different expenses and dividends. A front-end sales charge is normally added to the net asset value (“NAV”) for Class A shares. There is no front-end sales charge in the case of Class B, C, F, I, P, R2 and R3 shares, although there may be a contingent deferred sales charge (“CDSC”) in certain cases as follows: Class A shares purchased without a sales charge and redeemed before the first day of the month in which the one-year anniversary of the purchase falls (subject to certain exceptions as set forth in the Fund’s prospectus); Class B shares redeemed before the sixth anniversary of purchase; and Class C shares redeemed before the first anniversary of purchase. Class B shares will automatically convert to Class A shares on the 25th day of the month (or, if the 25th day is not a business day, the next business day thereafter) following the eighth anniversary of the day on which the purchase order was accepted. The Fund no longer issues Class B shares for purchase. The Fund’s Class P shares are closed to substantially all investors, with certain exceptions as set forth in the Fund’s prospectus.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)

Investment Valuation–Under procedures approved by the Fund’s Board of Directors (the “Board”), Lord, Abbett & Co. LLC (“Lord Abbett”), the Fund’s investment manager, has formed a Pricing Committee to administer the pricing and valuation of portfolio investments and to ensure that prices utilized reasonably reflect fair value. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the New York Stock Exchange LLC. The Fund may rely on an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices.

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee and approved by the Board. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The

22

Notes to Financial Statements (continued)

Pricing Committee may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information to determine fair value of portfolio investments. The Board or a designated committee thereof regularly reviews fair value determinations made by the Pricing Committee and employs techniques such as reviewing related market activity, reviewing inputs and assumptions, and retrospectively comparing prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

(b)

Security Transactions—Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method. Realized and unrealized gains (losses) are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(c)

Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method and are included in Interest income on the Statement of Operations. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates. Investment income is allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(d)

Income Taxes–It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s filed U.S. federal tax returns remains open for the fiscal years ended November 30, 2009 through November 30, 2012. The statutes of limitations on the Company’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)

Expenses–Expenses incurred by the Company that do not specifically relate to an individual fund are generally allocated to the Funds within the Company on a pro rata basis by relative net assets. Expenses, excluding class-specific expenses, are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day. Class A, B, C, F, P, R2 and R3 shares bear their class-specific share of all expenses and fees relating to the Fund’s 12b-1 Distribution Plan.

(f)

Foreign Transactions–The books and records of the Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in the Fund’s records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted daily to reflect current exchange rates and any unrealized gain (loss) is included in Net change in unrealized appreciation/depreciation on investments on the Fund’s Statement of Operations. The resultant exchange gains and losses upon settlement of such transactions are included in Net realized gain on investments on the Fund’s Statement of Operations. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

23

Notes to Financial Statements (continued)

(g)

Repurchase Agreements–The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the fair value of these securities has declined, the Fund may incur a loss upon disposition of the securities.

(h)

Fair Value Measurements–Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk—for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

	•	Level 1 –	unadjusted quoted prices in active markets for identical investments;

	•	Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

	•	Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. All transfers between different levels within the three-tier hierarchy are deemed to have occurred as of the beginning of the reporting period. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of November 30, 2012 in valuing the Fund’s investments carried at fair value:

Investment Type*	Level 1 (000)	Level 2 (000)	Level 3 (000)	Total (000)

Common Stocks	$553,034	$–	$–	$553,034

Total	$553,034	$–	$–	$553,034

*	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography.

24

Notes to Financial Statements (continued)

3.	MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Company has a management agreement with Lord Abbett, pursuant to which Lord Abbett supplies the Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund’s investment portfolio.

The Fund’s management fee is based on the Fund’s average daily net assets. Effective April 1, 2012, the management agreement was amended, resulting in the following annual rates:

	Effective April 1, 2012	Prior to April 1, 2012

First $1 billion	.75%	.80%
Next $1 billion	.70%	.75%
Next $1 billion	.65%	.70%
Over $3 billion	.60%	.65%

For the fiscal year ended November 30, 2012 and continuing through March 31, 2014, Lord Abbett has contractually agreed to waive all or a portion of its management fee and administrative fee and, if necessary, reimburse the Fund’s other expenses to the extent necessary so that the net annual operating expenses for each class, excluding 12b-1 fees, do not exceed an annual rate of 1.10%. This agreement may be terminated only upon the approval of the Board.

For the period December 31, 2011 through March 31, 2012, Lord Abbett had contractually agreed to waive an additional annualized .05% of its management fee. Effective April 1, 2012, the contractual waiver was discontinued.

For the fiscal year ended November 30, 2012, the effective management fee, net of waivers, was at an annualized rate of .75% of the Fund’s average daily net assets.

In addition, Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of .04% of the Fund’s average daily net assets.

The Fund, along with certain other funds managed by Lord Abbett (collectively, the “Underlying Funds”), has entered into a Servicing Arrangement with Lord Abbett Balanced Strategy Fund and Lord Abbett Diversified Equity Strategy Fund of Lord Abbett Investment Trust (each, a “Fund of Funds”), pursuant to which each Underlying Fund pays a portion of the expenses (excluding management fees and distribution and service fees) of each Fund of Funds in proportion to the average daily value of the Underlying Fund shares owned by each Fund of Funds. Amounts paid pursuant to the Servicing Arrangement are included in Subsidy expense on the Fund’s Statement of Operations and Payable to affiliates on the Fund’s Statement of Assets and Liabilities.

As of November 30, 2012, the percentages of the Fund’s outstanding shares owned by Lord Abbett Balanced Strategy Fund and Lord Abbett Diversified Equity Strategy Fund were 2.44% and 3.04%, respectively.

12b-1 Distribution Plan

The Fund has adopted a distribution plan with respect to Class A, B, C, F, P, R2 and R3 shares pursuant to Rule 12b-1 under the Act, which provides for the payment of ongoing distribution and service fees to Lord Abbett Distributor LLC (the “Distributor”), an affiliate of Lord Abbett. The fees are accrued daily at annual rates based upon the Fund’s average daily net assets as follows:

25

Notes to Financial Statements (continued)

Fees*	Class A	Class B	Class C	Class F	Class P	Class R2	Class R3

Service	.25%	.25%	.25%	–	.25%	.25%	.25%
Distribution	.10%	.75%	.75%	.10%	.20%	.35%	.25%

*

The Fund may designate a portion of the aggregate fee as attributable to service activities for purposes of calculating Financial Industry Regulatory Authority, Inc. (“FINRA”) sales charge limitations.

Class I shares do not have a distribution plan.

Commissions

Distributor received the following commissions on sales of shares of the Fund, after concessions were paid to authorized dealers, for the fiscal year ended November 30, 2012:

Distributor Commissions	Dealers’ Concessions

$80,105	$435,463

Distributor received CDSCs of $2,389 and $4,392 for Class A and Class C shares, respectively, for the fiscal year ended November 30, 2012.

For the fiscal year ended November 30, 2012, two Directors and certain of the Fund’s officers had an interest in Lord Abbett.

4.	DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid at least annually. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for tax purposes, are reported as a tax return of capital.

The tax character of distributions paid during the fiscal years ended November 30, 2012 and 2011 was as follows:

	Year Ended 11/30/2012	Year Ended 11/30/2011

Distributions paid from:
Net long-term capital gains	$87,834,728	$–

Total distributions paid	$87,834,728	$–

Subsequent to the Fund’s fiscal year ended November 30, 2012, a long-term capital gain distribution of approximately $112,000 was declared by the Fund on December 12, 2012. The distribution was paid on December 18, 2012 to shareholders of record on December 17, 2012.

26

Notes to Financial Statements (continued)

As of November 30, 2012, the components of accumulated gains on a tax-basis were as follows:

Undistributed long-term capital gains	$109,562

Total undistributed earnings	$109,562
Temporary differences	(3,298,671)
Unrealized gains–net	86,720,254

Total accumulated gains–net	$83,531,145

At the Fund’s election, certain losses incurred within the taxable year (Qualified Late-Year Losses) are deemed to arise on the first business day of the Fund’s next taxable year. The Fund incurred and will elect to defer late-year ordinary losses of $3,210,838 during fiscal 2012.

As of November 30, 2012, the aggregate unrealized security gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$466,313,447

Gross unrealized gain	99,750,644
Gross unrealized loss	(13,030,390)

Net unrealized security gain	$86,720,254

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to wash sales.

Permanent items identified during the fiscal year ended November 30, 2012 have been reclassified among the components of net assets based on their tax basis treatment as follows:

Accumulated Net Investment Loss	Accumulated Net Realized Loss

$(68,024)	$68,024

The permanent differences are attributable to the tax treatment of certain securities and distributions received.

5.	PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended November 30, 2012 were as follows:

Purchases	Sales

$880,319,144	$958,159,478

There were no purchases or sales of U.S. Government securities for the fiscal year ended November 30, 2012.

6.	DIRECTORS’ REMUNERATION

For the fiscal year ended November 30, 2012, the Company’s officers and the two Directors who were associated with Lord Abbett did not receive any compensation from the Company for serving in such capacities. Independent Directors’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all Independent Directors under which Independent Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Directors’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the funds. Such amounts and earnings accrued thereon are included in Directors’ fees on the Statement of Operations and in

27

Notes to Financial Statements (continued)

Directors’ fees payable on the Statement of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

7.	EXPENSE REDUCTIONS

The Company has entered into an arrangement with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s expenses.

8.	LINE OF CREDIT

On April 2, 2012, the Fund and certain other funds managed by Lord Abbett (the “participating funds”) entered into an unsecured revolving credit facility (“Facility”) with State Street Bank and Trust Company (“SSB”), to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Facility is renewed annually under terms that depend on market conditions at the time of the renewal. The amounts available under the Facility are (i) the lesser of either $250,000,000 or 33.33% of total assets per participating fund and (ii) $350,000,000 in the aggregate for all participating funds. The annual fee to maintain the Facility is .09% of the amount available under the Facility. Each participating fund pays its pro rata share based on the net assets of each participating fund. This amount is included in Other expenses on the Fund’s Statement of Operations. Any borrowings under this Facility will bear interest at current market rates as set forth in the credit agreement. As of November 30, 2012, there were no loans outstanding pursuant to this Facility nor was the Facility utilized at any time during the fiscal year ended November 30, 2012.

For the period February 3, 2011 through April 1, 2012, the Fund and certain other funds managed by Lord Abbett had an amount of $200,000,000 available under a Facility from SSB with an annual fee to maintain the Facility of .125% of the amount available under the Facility.

9.	CUSTODIAN AND ACCOUNTING AGENT

SSB is the Company’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund’s NAV.

10.	INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with equity investing. The value of an investment will fluctuate in response to movements in the equity securities market in general, and to the changing prospects of individual companies in which the Fund invests. The Fund has particular risks associated with growth stocks. Growth companies may grow faster than other companies, which may result in more volatility in their stock prices. In addition, if the Fund’s assessment of a company’s potential for growth or market conditions is wrong, it could suffer losses or produce poor performance relative to other funds, even in a rising market. The Fund invests largely in mid-sized company stocks, which may be less able to weather economic shifts or other adverse developments than those of larger, more established companies.

These factors can affect the Fund’s performance.

28

Notes to Financial Statements (concluded)

11.	SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock were as follows:

	Year Ended November 30, 2012		Year Ended November 30, 2011

Class A Shares	Shares	Amount	Shares	Amount

Shares sold	2,210,958	$42,057,029	3,077,795	$72,555,058
Converted from Class B*	350,232	6,672,835	312,175	6,967,069
Reinvestment of distributions	3,162,088	52,964,981	–	–
Shares reacquired	(5,652,178)	(106,041,742)	(6,318,770)	(139,782,898)

Increase (decrease)	71,100	$(4,346,897)	(2,928,800)	$(60,260,771)

Class B Shares

Shares sold	65,014	$1,069,266	59,728	$1,239,607
Reinvestment of distributions	302,024	4,485,056	–	–
Shares reacquired	(379,536)	(6,392,126)	(449,034)	(9,262,289)
Converted to Class A*	(396,198)	(6,672,835)	(344,041)	(6,967,069)

Decrease	(408,696)	$(7,510,639)	(733,347)	$(14,989,751)

Class C Shares

Shares sold	413,471	$6,813,059	537,376	$11,176,985
Reinvestment of distributions	545,825	8,100,035	–	–
Shares reacquired	(939,393)	(15,786,152)	(809,005)	(16,510,812)

Increase (decrease)	19,903	$(873,058)	(271,629)	$(5,333,827)

Class F Shares

Shares sold	356,321	$6,914,155	438,014	$10,076,671
Reinvestment of distributions	98,972	1,678,575	–	–
Shares reacquired	(431,241)	(8,308,596)	(271,341)	(5,975,330)

Increase	24,052	$284,134	166,673	$4,101,341

Class I Shares

Shares sold	4,047,981	$81,054,289	2,094,748	$46,313,790
Reinvestment of distributions	460,054	8,175,152	–	–
Shares reacquired	(3,446,344)	(69,514,625)	(1,776,401)	(40,441,214)

Increase	1,061,691	$19,714,816	318,347	$5,872,576

Class P Shares

Shares sold	46,480	$884,459	130,176	$2,917,641
Reinvestment of distributions	71,450	1,189,634	–	–
Shares reacquired	(235,159)	(4,461,801)	(146,203)	(3,303,252)

Decrease	(117,229)	$(2,387,708)	(16,027)	$(385,611)

Class R2 Shares

Shares sold	51,623	$977,694	57,144	$1,289,718
Reinvestment of distributions	8,265	136,785	–	–
Shares reacquired	(51,020)	(961,310)	(48,279)	(1,011,558)

Increase	8,868	$153,169	8,865	$278,160

Class R3 Shares

Shares sold	654,968	$12,418,620	1,202,894	$27,008,838
Reinvestment of distributions	243,302	4,050,988	–	–
Shares reacquired	(480,362)	(9,011,870)	(649,689)	(15,190,414)

Increase	417,908	$7,457,738	553,205	$11,818,424

*

Automatic conversion of Class B shares occurs on the 25th day of the month (or, if the 25th is not a business day, the next business day thereafter) following the eighth anniversary of the day on which the purchase order was accepted.

29

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Lord Abbett Research Fund, Inc. and the Shareholders of Lord Abbett Growth Opportunities Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Lord Abbett Growth Opportunities Fund, one of the four portfolios constituting the Lord Abbett Research Fund, Inc. (the “Company”) as of November 30, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lord Abbett Growth Opportunities Fund, one of the four portfolios of the Lord Abbett Research Fund, Inc. as of November 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
January 28, 2013

30

Basic Information About Management

The Board of Directors (the “Board”) is responsible for the management of the business and affairs of the Company in accordance with the laws of the State of Maryland. The Board elects officers who are responsible for the day-to-day operations of the Company and who execute policies authorized by the Board. The Board also approves an investment adviser to the Company and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Company’s organizational documents.

Lord Abbett, a Delaware limited liability company, is the Company’s investment adviser. Designated Lord Abbett personnel are responsible for the day-to-day management of the Funds.

Interested Director

The following Director is affiliated with Lord Abbett and is an “interested person” of the Company as defined in the Act. Ms. Foster is director/trustee of each of the 13 Lord Abbett-sponsored funds, which consist of 56 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During the Past Five Years

Daria L. Foster Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1954)	Director and President since 2006; Chief Executive Officer since 2012	Principal Occupation: Managing Partner of Lord Abbett (since 2007), and was formerly Director of Marketing and Client Service, joined Lord Abbett in 1990.

Other Directorships: None.

Independent Directors

The following Independent Directors also are directors/trustees of each of the 13 Lord Abbett-sponsored funds, which consist of 56 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During the Past Five Years

E. Thayer Bigelow Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1941)	Director since 1996; Chairman since 2013	Principal Occupation: Managing General Partner, Bigelow Media, LLC (since 2000); Senior Adviser, Time Warner Inc. (1998 - 2000).

Other Directorships: Currently serves as director of Crane Co. (since 1984) and Huttig Building Products Inc. (since 1998). Previously served as a director of R.H. Donnelley Inc. (2009 - 2010).

Robert B. Calhoun, Jr. Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1942)	Director since 1998	Principal Occupation: Senior Advisor of Monitor Clipper Partners, a private equity investment fund (since 1997); President of Clipper Asset Management Corp. (1991 - 2009).

Other Directorships: Previously served as a director of Interstate Bakeries Corp. (1991 - 2008).

31

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During the Past Five Years

Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Director since 2011	Principal Occupation: CEO, Americas of J.P. Morgan Asset Management (2004 - 2010).

Other Directorships: None.

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Director since 2004	Principal Occupation: Owner and CEO of The Hill Company, a business consulting firm (since 1998).

Other Directorships: Currently serves as director of Lend Lease Corporation Limited, an international retail and residential property group (since 2006), and WellPoint, Inc., a health benefits company (since 1994).

Franklin W. Hobbs Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2001	Principal Occupation: Advisor of One Equity Partners, a private equity firm (since 2004).

Other Directorships: Currently serves as director and Chairman of the Board of Ally Financial Inc., a financial services firm (since 2009), and as director of Molson Coors Brewing Company (since 2002).

James M. McTaggart Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2012

Principal Occupation: Independent management advisor and consultant (since 2012); Vice President, CRA International, Inc. (doing business as Charles River Associates), a global management consulting firm (2009 - 2012); Founder and Chairman of Marakon Associates, Inc., a strategy consulting firm (1978 - 2009); and Officer and Director of Trinsum Group, a holding company (2007 - 2009).

Other Directorships: Currently serves as director of Blyth, Inc., a home products company (since 2004).

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2006

Principal Occupation: CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (since 1990).

Other Directorships: Currently serves as director of Crane Co. (since 1998). Previously served as a director of Synageva BioPharma Corp., a biopharmaceutical company (2009 - 2011).

32

Basic Information About Management (continued)

Officers

None of the officers listed below have received compensation from the Company. All of the officers of the Company also may be officers of the other Lord Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation During the Past Five Years” column indicate each officer’s position(s) and title(s) with Lord Abbett.

Name and Year of Birth	Current Position with the Company	Length of Service of Current Position	Principal Occupation During the Past Five Years

Daria L. Foster (1954)	President and Chief Executive Officer	Elected as President in 2006 and Chief Executive Officer in 2012	Managing Partner of Lord Abbett (since 2007), and was formerly Director of Marketing and Client Service, joined Lord Abbett in 1990.

Robert P. Fetch (1953)	Executive Vice President	Elected in 1997	Partner and Director, joined Lord Abbett in 1995.

Daniel H. Frascarelli (1954)	Executive Vice President	Elected in 2005	Partner and Director, joined Lord Abbett in 1990.

Robert I. Gerber (1954)	Executive Vice President	Elected in 2007	Partner and Chief Investment Officer (since 2007), joined Lord Abbett in 1997 as Director of Taxable Fixed Income Management.

Gerard S. E. Heffernan, Jr. (1963)	Executive Vice President	Elected in 2009	Partner and Director, joined Lord Abbett in 1998.

Walter H. Prahl (1958)	Executive Vice President	Elected in 2012	Partner and Director, joined Lord Abbett in 1997.

Frederick J. Ruvkun (1957)	Executive Vice President	Elected in 2012	Partner and Director, joined Lord Abbett in 2006.

Paul J. Volovich (1973)	Executive Vice President	Elected in 2004	Partner and Director, joined Lord Abbett in 1997.

James W. Bernaiche (1956)	Chief Compliance Officer	Elected in 2004	Partner and Chief Compliance Officer, joined Lord Abbett in 2001.

Joan A. Binstock (1954)	Chief Financial Officer and Vice President	Elected in 1999	Partner and Chief Operations Officer, joined Lord Abbett in 1999.

John K. Forst (1960)	Vice President and Assistant Secretary	Elected in 2005	Deputy General Counsel, joined Lord Abbett in 2004.

33

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with the Company	Length of Service of Current Position	Principal Occupation During the Past Five Years

Lawrence H. Kaplan (1957)	Vice President and Secretary	Elected in 1997	Partner and General Counsel, joined Lord Abbett in 1997.

David J. Linsen (1974)	Vice President	Elected in 2008	Partner and Director, joined Lord Abbett in 2001.

A. Edward Oberhaus, III (1959)	Vice President	Elected in 1996	Partner and Director, joined Lord Abbett in 1983.

Thomas R. Phillips (1960)	Vice President and Assistant Secretary	Elected in 2008	Partner and Deputy General Counsel, joined Lord Abbett in 2006.

Randy M. Reynolds (1972)	Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 1999.

Lawrence B. Stoller (1963)	Vice President and Assistant Secretary	Elected in 2007	Partner and Senior Deputy General Counsel, joined Lord Abbett in 2007.

Scott S. Wallner (1955)	AML Compliance Officer	Elected in 2011	Assistant General Counsel, joined Lord Abbett in 2004.

Bernard J. Grzelak (1971)	Treasurer	Elected in 2003	Partner and Director of Fund Administration, joined Lord Abbett in 2003.

Please call 888–522–2388 for a copy of the statement of additional information (“SAI”), which contains further information about the Company’s Directors. It is available free upon request.

34

Householding

The Company has adopted a policy that allows it to send only one copy of the Fund’s prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888–522–2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund’s portfolio securities, and information on how Lord Abbett voted the Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888–522–2388; (ii) on Lord Abbett’s Website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) Website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC’s Website at www.sec.gov and may be available by calling Lord Abbett at 888–522–2388. You can also obtain copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330).

Tax Information

Of the distributions paid to shareholders during the fiscal year ended November 30, 2012, $87,834,728 represents long-term capital gains.

35

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.
Lord Abbett Research Fund, Inc.
Lord Abbett Mutual Fund shares are distributed by		LAGOF-2-1112
LORD ABBETT DISTRIBUTOR LLC.	Lord Abbett Growth Opportunities Fund	(01/13)

2 0 1 2

L O R D  A B B E T T

A N N U A L

R E P O R T

Lord Abbett

Classic Stock Fund

Small Cap Value Fund

For the fiscal year ended November 30, 2012

Lord Abbett Research Fund Lord Abbett Classic Stock Fund and Lord Abbett Small Cap Value Fund Annual Report
For the fiscal year ended November 30, 2012

Dear Shareholders: We are pleased to provide you with this overview of the performance of the Funds for the fiscal year ended November 30, 2012. On this page and the following pages, we discuss the major factors that influenced fiscal year performance. For detailed and more timely information about the Funds, please visit our Website at www.lordabbett.com, where you also can access the quarterly commentaries that provide updates on each Fund’s performance and other portfolio related updates.

          Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Daria L. Foster
Director, President and Chief Executive Officer

Classic Stock Fund

For the fiscal year ended November 30, 2012, the Fund returned 13.89%, reflecting performance at the net asset value (NAV) of Class A shares, with all distributions reinvested, compared to its benchmark, the Russell 1000® Index,1 which returned 16.19% over the same period.

          Although the Fund posted a double-digit return, the 12-month period was a challenging and volatile environment for active managers. The market rose during the first four months of the fiscal period, as strong employment reports and increased housing activity provided evidence of an improving economy. Unfortunately, the risk-off environment returned during April and May of 2012 and the Fund’s cyclical positioning resulted in underperformance. Macroeconomic concerns about Europe and the slowdown of China’s economy caused investors to favor defensive sectors and dividend-paying stocks during this risk-off period. Despite volatility surrounding the election and the political debate about the “fiscal cliff,” the stock market generally resumed its rise during the latter part of the fiscal year, mainly driven by a continuation of positive housing trends and earnings reports that exceeded the low expectations of investors.

          Stock selection and an overweight position within the energy sector detracted from the Fund’s relative performance during the period as the energy sector was the weakest performing group within the index. Shares of Hess Corp. and Occidental Petroleum, two integrated oil and gas

1

companies, were affected by the decline in crude oil prices, and concerns about production shortfalls. Stock selection within the materials sector also detracted from relative performance. Cliffs Natural Resources, Inc. a global producer of iron ore and metallurgical coal used in steel production, was hurt by declining iron ore prices and higher labor, mining and maintenance costs during the period.

          The Fund’s relative performance benefited from an underweight in the utilities sector, as it was one of the weaker performing sectors during the period. Contributing to the Fund’s relative performance was stock selection within the information technology and health care sectors. Within information technology, shares of Apple, Inc., producer of the iPhone, and Qualcomm, Inc., a semiconductor company that produces components for the iPhone and other smartphone devices, both benefited from strong sales of the new iPhone 5. Within the health care sector, one of the top contributors in the Fund was Pfizer Inc. Shares of Pfizer Inc., a global biopharmaceutical company, rose upon positive news in the company’s pipeline, specifically the Food and Drug Administration (FDA) approved a drug called Bosulif which treats chronic myelogenous leukemia, and a drug Inlyta received European approval as a second line treatment for kidney cancer patients.

Small Cap Value Fund

For the fiscal year ended November 30, 2012, the Fund returned 8.63%, reflecting performance at the net asset value (NAV) of Class A shares, with all distributions reinvested, compared to its benchmark, the Russell 2000® Value Index,2 which returned 15.05% over the same period.

          A strong performance by domestic equities was overshadowed by persistent economic uncertainty during the 12-month period. Investors were forced to weigh the negative impacts of the European sovereign debt crisis, decelerating growth in China, and the fragile U.S. economy against the positive effects of global monetary easing and signs of a U.S. housing recovery. As the period came to a close, investors’ focus shifted towards Washington, D.C. as lawmakers attempted to negotiate a deal that would avert the impending “fiscal cliff.” In an environment dominated by macroeconomic headlines, which proved challenging for active money managers, the Fund underperformed the index during the period by 6.42%. Performance lagged most notably in the second quarter of 2012, which accounted for most of the Fund’s overall underperformance on a relative basis.

          A pair of consumer discretionary holdings Express, Inc. and Crocs, Inc. were among the notable detractors to the Fund’s overall relative performance during the period. Shares of Express, a specialty retailer, were under pressure as

2

management lowered guidance for three consecutive quarters. The lowered guidance was attributed to fashion misses and a decline in store traffic. Due to fundamental concerns, we exited the position in October 2012. Overseas headwinds, particularly in Japan, negatively impacted casual footwear, apparel, and accessories producer Crocs. Slowing sales in Japan, the company’s largest market outside of the United States, coupled with increased costs due to retail expansion, caused management to lower its guidance. Two other notable detractors, Key Energy Services, Inc. and Superior Energy Services, Inc., can be found within the energy sector. Oil-field services provider Key Energy Services, experienced diminishing activity levels as oil-field service demand declined as a result of deteriorating natural gas prices. The company twice lowered guidance, citing pricing pressures and lower utilization as reasons for the revisions. Despite solid growth in Key’s international business, weakness in North America continued to be a drag on share price. Similarly, oil-field services provider Superior Energy Services, Inc. experienced declining activity levels because lower commodity prices negatively impacted the company’s profits. As underutilization in the North American market continued to outweigh growth in the company’s international business, management twice lowered guidance during the period.

          Among the largest contributors to the Fund’s relative performance were information technology holdings Fleetcor Technologies, Inc. and MAXIMUS, Inc. Shares of Fleetcor Technologies, a specialized payment product and services provider, rallied during the period in which management announced three straight quarters of positive earnings surprises. Performance was fueled by a string of successful acquisitions, including Allstar Business Solutions Ltd. in the United Kingdom, CTF Technology in Brazil, and a Russian fuel card company. Shares of MAXIMUS, a provider of consulting services for government health and human services agencies, rallied following the Supreme Court’s decision to uphold the Affordable Care Act in late June 2012. Investors believed an expansion in Medicaid would have a direct, positive impact for the largest vendor of Medicaid enrollment services. Evidence of this impact could be seen with key contract awards in Minnesota and Illinois. Two more notable contributors to the Fund’s relative performance included health care holding Par Pharmaceutical Cos., Inc. and industrials holding RSC Holdings, Inc. In July of 2012 Par Pharmaceutical, a pharmaceutical company, entered into a definitive merger agreement with private equity firm TPG Capital, L.P., which offered a significant market premium for the developer of branded and generic pharmaceuticals. Shares of RSC Holdings Inc., an equipment rental provider, rallied

3

significantly in December 2011 on news the company agreed to be acquired by United Rentals, Inc. The merger was approved by shareholders and closed in late April of 2012.

Each Fund’s portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

[1] The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 90% of the total market capitalization of the Russell 3000 Index.

[2] The Russell 2000® Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888–522–2388 or referring to www.lordabbett.com.

Except where noted, comparative Fund performance does not account for the deduction of sales charges and would be different if sales charges were included. Each Fund offers several classes of shares with distinct pricing options. For a full description of the differences in pricing alternatives, please see each Fund’s prospectus.

During certain periods shown, expense waivers and reimbursements were in place for Classic Stock Fund. Without such expense waivers and reimbursements, the Fund’s returns would have been lower.

The annual commentary above discusses the views of the Funds’ management and various portfolio holdings of the Funds as of November 30, 2012. These views and portfolio holdings may have changed after this date. Information provided in the commentary is not a recommendation to buy or sell securities. Because the Funds’ portfolios are actively managed and may change significantly, the Funds may no longer own the securities described above or may have otherwise changed their positions in the securities. For more recent information about the Funds’ portfolio holdings, please visit www.lordabbett.com.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see each Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

4

Classic Stock Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Russell 1000® Index and the S&P 500® Index, assuming reinvestment of all dividends and distributions. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable
Sales Charge for the Periods Ended November 30, 2012

	1 Year	5 Years	10 Years	Life of Class
Class A3	7.35%	-0.65%	5.40%	–
Class B4	8.12%	-0.50%	5.48%	–
Class C5	12.15%	-0.12%	5.34%	–
Class F6	14.18%	0.78%	–	0.43%
Class I7	14.30%	0.89%	6.40%	–
Class P7	13.77%	0.43%	5.94%	–
Class R2[8]	13.56%	0.47%	–	0.11%
Class R3[9]	13.69%	0.39%	–	0.04%

[1] Reflects the deduction of the maximum initial sales charge of 5.75%.
[2] Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance.

[3]  Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended November 30, 2012, is calculated using the SEC-required uniform method to compute such return.

[4]  Performance reflects the deduction of a CDSC of 5% for 1 year, 2% for 5 years and 0% for 10 years. Class B shares automatically convert to Class A shares after approximately 8 years. (There is no initial sales charge for automatic conversions.) All returns for periods greater than 8 years reflect this conversion.

[5] The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.
[6] Class F shares commenced operations and performance for the Class began on September 28, 2007. Performance is at net asset value.
[7] Performance is at net asset value.
[8] Class R2 shares commenced operations and performance for the Class began on September 28, 2007. Performance is at net asset value.
[9] Class R3 shares commenced operations and performance for the Class began on September 28, 2007. Performance is at net asset value.

5

Small Cap Value Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in both the Russell 2000® Value Index and the Russell 2000® Index, assuming reinvestment of all dividends and distributions. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable
Sales Charge for the Periods Ended November 30, 2012

	1 Year	5 Years	10 Years	Life of Class
Class A3	2.38%	1.58%	10.88%	–
Class B4	2.82%	1.72%	10.94%	–
Class C5	6.89%	2.08%	10.78%	–
Class F6	8.84%	2.99%	–	2.59%
Class I7	8.96%	3.09%	11.89%	–
Class P7	8.46%	2.63%	11.39%	–
Class R2[8]	8.31%	–	–	4.62%
Class R3[9]	8.41%	–	–	4.72%

[1] Reflects the deduction of the maximum initial sales charge of 5.75%.
[2] Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance.

[3]  Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended November 30, 2012, is calculated using the SEC-required uniform method to compute such return.

[4]  Performance reflects the deduction of a CDSC of 5% for 1 year, 2% for 5 years and 0% for 10 years. Class B shares automatically convert to Class A shares after approximately 8 years. (There is no initial sales charge for automatic conversions.)

All returns for periods greater than 8 years reflect this conversion.
[5] The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.
[6] Class F shares commenced operations and performance for the Class began on September 28, 2007. Performance is at net asset value.
[7] Performance is at net asset value.
[8] Class R2 shares commenced operations on March 24, 2008 and performance for the Class began March 31, 2008. Performance is at net asset value.
[9] Class R3 shares commenced operations on March 24, 2008 and performance for the Class began March 31, 2008. Performance is at net asset value.

6

Expense Example

          As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (these charges vary among the share classes); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (these charges vary among the share classes); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

          The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2012 through November 30, 2012).

Actual Expenses

          For each class of each Fund, the first line of the tables on the following pages provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period 6/1/12 – 11/30/12” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

          For each class of each Fund, the second line of the tables on the following pages provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

7

Classic Stock Fund

          Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†

	6/1/12	11/30/12	6/1/12 – 11/30/12

Class A
Actual	$1,000.00	$1,085.60	$5.11
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.11	$4.95
Class B
Actual	$1,000.00	$1,082.00	$8.48
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.87	$8.22
Class C
Actual	$1,000.00	$1,081.80	$8.43
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.92	$8.17
Class F
Actual	$1,000.00	$1,086.90	$3.81
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.35	$3.69
Class I
Actual	$1,000.00	$1,087.60	$3.29
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.85	$3.18
Class P
Actual	$1,000.00	$1,084.70	$5.63
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.60	$5.45
Class R2
Actual	$1,000.00	$1,084.30	$6.41
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.86	$6.21
Class R3
Actual	$1,000.00	$1,084.70	$5.84
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.38	$5.65

†

For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (0.98% for Class A, 1.63% for Class B, 1.62% for Class C, 0.73% for Class F, 0.63% for Class I, 1.08% for Class P, 1.23% for Class R2 and 1.12% for Class R3) multiplied by the average account value over the period, multiplied by 183/366 (to reflect one-half year period).

Portfolio Holdings Presented by Sector
November 30, 2012

Sector*	%**
Consumer Discretionary	9.28%
Consumer Staples	7.87%
Energy	12.42%
Financials	15.86%
Health Care	10.89%
Industrials	10.87%

Sector*	%**
Information Technology	20.20%
Materials	5.64%
Telecommunication Services	2.99%
Utilities	1.42%
Short-Term Investment	2.56%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

8

Small Cap Value Fund

          Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†

	6/1/12	11/30/12	6/1/12 – 11/30/12

Class A
Actual	$1,000.00	$1,058.40	$6.33
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.84	$6.21
Class B
Actual	$1,000.00	$1,054.30	$9.91
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,015.34	$9.72
Class C
Actual	$1,000.00	$1,055.00	$9.92
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,015.37	$9.72
Class F
Actual	$1,000.00	$1,059.40	$5.30
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.84	$5.20
Class I
Actual	$1,000.00	$1,060.00	$4.79
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.34	$4.70
Class P
Actual	$1,000.00	$1,057.60	$7.10
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.09	$6.96
Class R2
Actual	$1,000.00	$1,056.80	$7.87
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.34	$7.72
Class R3
Actual	$1,000.00	$1,057.40	$7.30
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.88	$7.16

†

For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (1.23% for Class A, 1.93% for Classes B and C, 1.03% for Class F, 0.93% for Class I, 1.38% for Class P, 1.53% for Class R2 and 1.42% for Class R3) multiplied by the average account value over the period, multiplied by 183/366 (to reflect one-half year period).

Portfolio Holdings Presented by Sector
November 30, 2012

Sector*	%**
Consumer Discretionary	11.16%
Consumer Staples	1.85%
Energy	5.72%
Financials	24.92%
Health Care	9.45%
Industrials	21.10%

Sector*	%**
Information Technology	13.10%
Materials	9.51%
Utilities	2.67%
Short-Term Investment	0.52%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

9

Schedule of Investments
CLASSIC STOCK FUND November 30, 2012

Investments	Shares	Fair Value (000)

COMMON STOCKS 97.41%

Aerospace & Defense 3.30%
Boeing Co. (The)	55,796	$4,145
Honeywell International, Inc.	100,300	6,151
Precision Castparts Corp.	35,600	6,529
United Technologies Corp.	98,700	7,907

Total		24,732

Automobiles 0.78%
Ford Motor Co.	508,300	5,820

Beverages 2.37%
Coca-Cola Co. (The)	197,300	7,482
PepsiCo, Inc.	147,000	10,321

Total		17,803

Biotechnology 1.35%
Celgene Corp.*	15,700	1,234
Gilead Sciences, Inc.*	65,424	4,907
Vertex Pharmaceuticals, Inc.*	100,000	3,979

Total		10,120

Capital Markets 3.20%
Franklin Resources, Inc.	11,600	1,531
Goldman Sachs Group, Inc. (The)	91,400	10,766
Morgan Stanley	259,500	4,378
State Street Corp.	18,400	818
T. Rowe Price Group, Inc.	100,800	6,519

Total		24,012

Chemicals 3.38%
Celanese Corp. Series A	108,300	4,445
Dow Chemical Co. (The)	215,100	6,494
E.I. du Pont de Nemours & Co.	22,200	958
LyondellBasell Industries NV Class A (Netherlands)(a)	120,400	5,987
Monsanto Co.	69,645	6,379
Mosaic Co. (The)	20,100	1,086

Total		25,349

Investments	Shares	Fair Value (000)

Commercial Banks 4.97%
Fifth Third Bancorp	330,000	$4,831
PNC Financial Services Group, Inc. (The)	87,100	4,890
Regions Financial Corp.	466,200	3,110
SunTrust Banks, Inc.	127,000	3,448
U.S. Bancorp	231,600	7,471
Wells Fargo & Co.	409,500	13,518

Total		37,268

Communications Equipment 2.88%
Cisco Systems, Inc.	266,600	5,042
QUALCOMM, Inc.	259,700	16,522

Total		21,564

Computers & Peripherals 7.21%
Apple, Inc.	79,100	46,295
EMC Corp.*	243,100	6,034
Hewlett-Packard Co.	78,351	1,018
NetApp, Inc.*	22,700	720

Total		54,067

Construction & Engineering 0.60%
Fluor Corp.	84,100	4,464

Consumer Finance 1.44%
Capital One Financial Corp.	187,200	10,783

Containers & Packaging 0.51%
Rock-Tenn Co. Class A	59,200	3,850

Diversified Financial Services 3.11%
Bank of America Corp.	489,821	4,830
Citigroup, Inc.	205,380	7,100
JPMorgan Chase & Co.	277,828	11,413

Total		23,343

Diversified Telecommunication Services 2.99%
AT&T, Inc.	265,802	9,072
CenturyLink, Inc.	139,600	5,422
Verizon Communications, Inc.	179,000	7,897

Total		22,391

10	See Notes to Financial Statements.

Schedule of Investments (continued)
CLASSIC STOCK FUND November 30, 2012

Investments	Shares	Fair Value (000)

Electric: Utilities 0.70%
Duke Energy Corp.	36,522	$2,331
NextEra Energy, Inc.	42,432	2,915

Total		5,246

Electrical Equipment 1.29%
Eaton Corp.	26,700	1,393
Emerson Electric Co.	164,778	8,277

Total		9,670

Energy Equipment & Services 2.07%
National Oilwell Varco, Inc.	55,000	3,757
Schlumberger Ltd.	139,575	9,996
Weatherford International Ltd. (Switzerland)*(a)	168,400	1,753

Total		15,506

Food & Staples Retailing 1.09%
CVS Caremark Corp.	134,848	6,272
Wal-Mart Stores, Inc.	26,500	1,908

Total		8,180

Food Products 0.58%
Kellogg Co.	78,200	4,337

Health Care Providers & Services 3.09%
Catamaran Corp.*	89,200	4,343
Express Scripts Holding Co.*	218,300	11,756
UnitedHealth Group, Inc.	129,600	7,049

Total		23,148

Hotels, Restaurants & Leisure 2.56%
Carnival Corp.	42,300	1,635
Hyatt Hotels Corp. Class A*	57,139	2,086
Marriott International, Inc. Class A	79,378	2,881
MGM Resorts International*	513,900	5,216
Starwood Hotels & Resorts Worldwide, Inc.	43,100	2,326
Wynn Resorts Ltd.	45,200	5,080

Total		19,224

Investments	Shares	Fair Value (000)

Household Products 2.94%
Colgate-Palmolive Co.	75,755	$8,220
Procter & Gamble Co. (The)	197,997	13,826

Total		22,046

Industrial Conglomerates 1.21%
General Electric Co.	428,700	9,058

Information Technology Services 2.09%
International Business
Machines Corp.	56,900	10,815
MasterCard, Inc. Class A	10,000	4,887

Total		15,702

Insurance 2.38%
Chubb Corp. (The)	78,100	6,013
MetLife, Inc.	127,300	4,225
Prudential Financial, Inc.	100,300	5,228
RenaissanceRe Holdings Ltd.	28,400	2,350

Total		17,816

Internet & Catalog Retail 0.17%
Amazon.com, Inc.*	5,100	1,285

Internet Software & Services 3.09%
eBay, Inc.*	38,700	2,044
Google, Inc. Class A*	25,100	17,529
Monster Worldwide, Inc.*	659,804	3,590

Total		23,163

Machinery 1.73%
Caterpillar, Inc.	36,100	3,077
Dover Corp.	77,200	4,909
PACCAR, Inc.	112,600	4,948

Total		12,934

Media 1.49%
Interpublic Group of Cos., Inc. (The)	71,936	778
Time Warner, Inc.	72,700	3,439
Walt Disney Co. (The)	139,837	6,944

Total		11,161

See Notes to Financial Statements.	11

Schedule of Investments (continued)
CLASSIC STOCK FUND November 30, 2012

Investments	Shares	Fair Value (000)

Metals & Mining 1.74%
Cliffs Natural Resources, Inc.	61,100	$1,757
Freeport-McMoRan Copper & Gold, Inc.	161,530	6,301
Reliance Steel & Aluminum Co.	48,000	2,707
United States Steel Corp.	107,300	2,314

Total		13,079

Multi-Line Retail 1.06%
Macy’s, Inc.	58,200	2,252
Target Corp.	89,657	5,660

Total		7,912

Multi-Utilities 0.73%
Dominion Resources, Inc.	62,600	3,199
PG&E Corp.	54,700	2,240

Total		5,439

Oil, Gas & Consumable Fuels 10.34%
Anadarko Petroleum Corp.	90,700	6,638
Apache Corp.	44,300	3,415
Cabot Oil & Gas Corp.	56,200	2,647
Chevron Corp.	113,210	11,965
Continental Resources, Inc.*	44,500	3,057
Devon Energy Corp.	38,261	1,977
EOG Resources, Inc.	24,700	2,905
EQT Corp.	25,900	1,556
Exxon Mobil Corp.	172,915	15,241
Hess Corp.	134,200	6,658
Marathon Petroleum Corp.	44,100	2,626
Newfield Exploration Co.*	22,844	556
Noble Energy, Inc.	22,900	2,239
Occidental Petroleum Corp.	56,900	4,279
Range Resources Corp.	44,618	2,856
Southwestern Energy Co.*	56,600	1,965
Suncor Energy, Inc. (Canada)(a)	213,593	6,965

Total		77,545

Investments	Shares	Fair Value (000)

Pharmaceuticals 6.45%
Abbott Laboratories	56,800	$3,692
Eli Lilly & Co.	99,200	4,865
Johnson & Johnson	222,000	15,480
Merck & Co., Inc.	203,200	9,002
Pfizer, Inc.	611,800	15,307

Total		48,346

Real Estate Investment Trusts 0.75%
Host Hotels & Resorts, Inc.	384,761	5,652

Road & Rail 2.75%
Hertz Global Holdings, Inc.*	392,900	6,145
Union Pacific Corp.	117,800	14,463

Total		20,608

Semiconductors & Semiconductor Equipment 2.27%
Broadcom Corp. Class A*	119,300	3,863
Intel Corp.	277,500	5,431
Micron Technology, Inc.*	531,500	3,178
Texas Instruments, Inc.	154,300	4,547

Total		17,019

Software 2.65%
Activision Blizzard, Inc.	26,426	302
Informatica Corp.*	93,900	2,523
Microsoft Corp.	163,200	4,344
Oracle Corp.	240,400	7,717
VMware, Inc. Class A*	54,676	4,973

Total		19,859

Specialty Retail 2.55%
Dick’s Sporting Goods, Inc.	136,373	7,161
Home Depot, Inc. (The)	184,100	11,979

Total		19,140

Textiles, Apparel & Luxury Goods 0.67%
Coach, Inc.	43,900	2,539
PVH Corp.	21,600	2,475

Total		5,014

12	See Notes to Financial Statements.

Schedule of Investments (concluded)
CLASSIC STOCK FUND November 30, 2012

Investments	Shares	Fair Value (000)

Tobacco 0.88%
Altria Group, Inc.	195,100	$6,596

Total Common Stocks (cost $524,248,915)		730,251

Investments	Principal Amount (000)	Fair Value (000)

SHORT-TERM INVESTMENT 2.56%

Repurchase Agreement
Repurchase Agreement dated 11/30/2012, 0.01% due 12/3/2012 with Fixed Income Clearing Corp. collateralized by $18,730,000 of Federal National Mortgage Assoc. at 4.625% due 10/15/2013; value: $19,552,453; proceeds: $19,165,289 (cost $19,165,273)	$19,165	$19,165

Total Investments in Securities 99.97% (cost $543,414,188)		749,416

Other Assets in Excess of Liabilities 0.03%		215

Net Assets 100.00%		$749,631

*	Non-income producing security.
(a)	Foreign security traded in U.S. dollars.

See Notes to Financial Statements.	13

Schedule of Investments
SMALL CAP VALUE FUND November 30, 2012

Investments	Shares	Fair Value (000)

COMMON STOCKS 98.36%

Aerospace & Defense 1.63%
Hexcel Corp.*	1,024,873	$26,493
Moog, Inc. Class A*	796,762	29,289

Total		55,782

Air Freight & Logistics 1.23%
Atlas Air Worldwide
Holdings, Inc.*	469,600	20,324
Hub Group, Inc. Class A*	672,945	21,783

Total		42,107

Capital Markets 0.48%
Stifel Financial Corp.*	542,700	16,509

Chemicals 4.88%
Cabot Corp.	1,937,900	73,117
Innophos Holdings, Inc.	590,100	28,272
Koppers Holdings, Inc.(a)	1,045,200	36,989
Olin Corp.	1,369,500	28,390

Total		166,768

Commercial Banks 10.78%
BBCN Bancorp, Inc.	2,301,600	26,192
Boston Private Financial Holdings, Inc.	2,304,100	21,267
City National Corp.	709,000	34,521
Columbia Banking System, Inc.	1,559,876	26,924
CVB Financial Corp.	2,835,800	28,812
First Financial Bancorp	1,790,400	26,015
National Penn Bancshares, Inc.	3,959,000	37,492
PacWest Bancorp	1,453,600	36,209
Signature Bank*	582,574	40,873
Susquehanna Bancshares, Inc.	3,114,500	32,017
SVB Financial Group*	543,300	30,001
Texas Capital Bancshares, Inc.*	624,654	28,134

Total		368,457

Investments	Shares	Fair Value (000)

Commercial Services & Supplies 0.53%
Tetra Tech, Inc.*	698,600	$17,996

Construction & Engineering 3.20%
Chicago Bridge & Iron Co. NV (Netherlands)(b)	976,900	39,691
EMCOR Group, Inc.	1,322,300	43,438
URS Corp.	695,000	26,188

Total		109,317

Containers & Packaging 1.81%
AptarGroup, Inc.	455,900	21,733
Greif, Inc. Class A	230,021	9,438
Silgan Holdings, Inc.	689,754	30,680

Total		61,851

Electric: Utilities 0.58%
IDACORP, Inc.	462,600	19,758

Electrical Equipment 1.61%
II-VI, Inc.*	1,568,530	26,838
Regal Beloit Corp.	404,560	28,218

Total		55,056

Electronic Equipment, Instruments & Components 5.57%
Anixter International, Inc.	558,702	34,126
Cognex Corp.	661,600	23,699
Coherent, Inc.*	716,200	33,124
Littelfuse, Inc.	798,353	46,073
Rogers Corp.*	496,835	22,074
ScanSource, Inc.*	1,063,827	31,436

Total		190,532

Energy Equipment & Services 5.08%
Bristow Group, Inc.	458,369	23,881
C&J Energy Services, Inc.*	1,269,100	25,344
Forum Energy Technologies, Inc.*	991,000	25,013
GulfMark Offshore, Inc. Class A*	754,477	23,645
Hornbeck Offshore Services, Inc.*	637,800	22,942

14	See Notes to Financial Statements.

Schedule of Investments (continued)
SMALL CAP VALUE FUND November 30, 2012

Investments	Shares	Fair Value (000)

Energy Equipment & Services (continued)
Key Energy Services, Inc.*	1,332,000	$8,911
Superior Energy Services, Inc.*	2,154,826	43,764

Total		173,500

Food & Staples Retailing 0.01%
United Natural Foods, Inc.*	7,600	393

Food Products 0.93%
Dole Food Co., Inc.*	795,326	9,130
Sanderson Farms, Inc.	473,700	22,724

Total		31,854

Gas Utilities 2.06%
Laclede Group, Inc. (The)	592,900	24,137
New Jersey Resources Corp.	556,300	22,574
South Jersey Industries, Inc.	476,900	23,831

Total		70,542

Health Care Equipment & Supplies 1.65%
Haemonetics Corp.*	399,000	32,331
West Pharmaceutical Services, Inc.	446,300	24,114

Total		56,445

Health Care Providers & Services 5.95%
Centene Corp.*	723,224	31,757
Community Health Systems, Inc.*	907,700	26,741
Emeritus Corp.*	1,024,600	23,176
Hanger, Inc.*	417,982	10,913
HealthSouth Corp.*	1,183,800	26,032
IPC The Hospitalist Co., Inc.*	476,021	17,970
MEDNAX, Inc.*	502,800	39,721
VCA Antech, Inc.*	1,308,700	27,195

Total		203,505

Hotels, Restaurants & Leisure 2.66%
Cheesecake Factory, Inc. (The)	913,400	31,229

Investments	Shares	Fair Value (000)

Orient-Express Hotels Ltd. Class A*	3,049,526	$37,601
Ryman Hospitality Properties	665,592	22,111

Total		90,941

Household Products 0.88%
Spectrum Brands Holdings, Inc.*	629,700	30,118

Information Technology Services 5.21%
ExlService Holdings, Inc.*	1,131,200	30,373
FleetCor Technologies, Inc.*	989,324	51,633
Jack Henry & Associates, Inc.	1,140,500	44,331
MAXIMUS, Inc.	819,878	51,644

Total		177,981

Insurance 4.57%
Alterra Capital Holdings Ltd.	1,962,280	45,917
Navigators Group, Inc. (The)*(a)	773,400	40,534
Selective Insurance Group, Inc.	1,541,000	28,786
Validus Holdings Ltd.	1,151,100	40,818

Total		156,055

Life Sciences Tools & Services 1.01%
PAREXEL International Corp.*	1,071,200	34,589

Machinery 2.61%
Kennametal, Inc.	468,000	17,840
Titan International, Inc.	1,764,300	35,868
TriMas Corp.*	1,364,655	35,345

Total		89,053

Marine 0.76%
Kirby Corp.*	451,100	26,110

Media 1.00%
Cinemark Holdings, Inc.	1,256,700	34,182

See Notes to Financial Statements.	15

Schedule of Investments (continued)
SMALL CAP VALUE FUND November 30, 2012

Investments	Shares	Fair Value (000)

Metals & Mining 2.71%
Compass Minerals International, Inc.	390,500	$29,834
Reliance Steel & Aluminum Co.	659,100	37,174
RTI International Metals, Inc.*	1,034,122	25,646

Total		92,654

Oil, Gas & Consumable Fuels 0.59%
Sanchez Energy Corp.*	1,094,100	19,989

Pharmaceuticals 0.72%
Medicines Co. (The)*	1,152,000	24,733

Professional Services 0.45%
TrueBlue, Inc.*	1,089,953	15,532

Real Estate Investment Trusts 5.86%
Alexandria Real Estate Equities, Inc.	324,600	22,047
Brandywine Realty Trust	2,487,500	29,676
Duke Realty Corp.	1,917,500	25,886
EPR Properties	815,700	36,992
Mack-Cali Realty Corp.	943,800	23,859
Pebblebrook Hotel Trust	1,729,000	36,050
Weingarten Realty Investors	949,900	25,818

Total		200,328

Real Estate Management & Development 0.45%
Kennedy-Wilson Holdings, Inc.	1,162,200	15,225

Road & Rail 4.26%
Avis Budget Group, Inc.*	1,465,500	27,756
Genesee & Wyoming, Inc. Class A*	330,826	24,134
Heartland Express, Inc.	222,815	3,059
Knight Transportation, Inc.	1,555,000	23,372
Ryder System, Inc.	976,300	45,954
Werner Enterprises, Inc.	976,200	21,174

Total		145,449

Investments	Shares	Fair Value (000)

Semiconductors & Semiconductor Equipment 2.17%
Hittite Microwave Corp.*	612,500	$37,167
Teradyne, Inc.*	2,374,000	37,129

Total		74,296

Specialty Retail 6.69%
Ascena Retail Group, Inc.*	1,515,022	30,452
Children’s Place Retail Stores, Inc. (The)*	516,500	25,107
DSW, Inc. Class A	347,500	23,640
Genesco, Inc.*	387,900	21,463
Group 1 Automotive, Inc.	342,400	20,804
Men’s Wearhouse, Inc. (The)	832,100	26,993
Penske Automotive Group, Inc.	1,609,800	46,894
Rent-A-Center, Inc.	954,700	33,185

Total		228,538

Textiles, Apparel & Luxury Goods 0.68%
Crocs, Inc.*	1,751,800	23,386

Thrifts & Mortgage Finance 2.51%
EverBank Financial Corp.	1,714,100	25,334
People’s United Financial, Inc.	1,875,748	22,865
ViewPoint Financial Group, Inc.	1,057,677	21,630
Washington Federal, Inc.	991,200	15,929

Total		85,758

Trading Companies & Distributors 4.59%
Applied Industrial Technologies, Inc.	639,700	25,607
Beacon Roofing Supply, Inc.*	784,100	24,182
GATX Corp.	833,050	35,097
TAL International Group, Inc.	1,196,600	40,744
WESCO International, Inc.*	480,700	31,077

Total		156,707

Total Common Stocks (cost $2,655,797,078)		3,361,996

16	See Notes to Financial Statements.

Schedule of Investments (concluded)
SMALL CAP VALUE FUND November 30, 2012

Investments	Principal Amount (000)	Fair Value (000)

SHORT-TERM INVESTMENT 0.51%

Repurchase Agreement
Repurchase Agreement dated 11/30/2012, 0.01% due 12/3/2012 with Fixed Income Clearing Corp. collateralized by $17,265,000 of Federal National Mortgage Assoc. at 4.625% due 10/15/2013; value: $18,023,123; proceeds: $17,666,418 (cost $17,666,403)	$17,666	$17,666

Total Investments in Securities 98.87% (cost $2,673,463,481)		3,379,662

Other Assets in Excess of Liabilities 1.13%		38,468

Net Assets 100.00%		$3,418,130

*	Non-income producing security.
(a)	Affiliated issuer (holding represents 5% or more of the underlying issuer’s outstanding voting shares). (See Note 9).
(b)	Foreign security traded in U.S. dollars.

See Notes to Financial Statements.	17

Statements of Assets and Liabilities
November 30, 2012

	Classic Stock Fund	Small Cap Value Fund
ASSETS:
Investments in unaffiliated issuers, at cost	$543,414,188	$2,619,138,057
Investments in affiliated issuers, at cost	–	54,325,424

Investments in unaffiliated issuers, at fair value	$749,415,618	$3,302,138,920
Investments in affiliated issuers, at fair value	–	77,523,522
Receivables:
Investment securities sold	–	43,537,987
Interest and dividends	2,266,660	10,024,294
Capital shares sold	1,240,635	1,194,356
From advisor (See Note 3)	195,320	–
Prepaid expenses and other assets	31,082	82,851

Total assets	753,149,315	3,434,501,930

LIABILITIES:
Payables:
Investment securities purchased	1,130,309	8,880,550
Capital shares reacquired	1,284,050	3,277,619
Management fee	426,248	2,008,159
12b-1 distribution fees	213,756	456,510
Directors’ fees	114,122	394,889
Fund administration	24,357	110,068
To affiliate (See Note 3)	43,167	57,495
Accrued expenses and other liabilities	281,874	1,186,333

Total liabilities	3,517,883	16,371,623

NET ASSETS	$749,631,432	$3,418,130,307

COMPOSITION OF NET ASSETS:
Paid-in capital	$584,538,076	$2,608,816,126
Undistributed net investment income	7,811,208	23,933,507
Accumulated net realized gain (loss) on investments	(48,719,267)	79,181,713
Net unrealized appreciation on investments	206,001,415	706,198,961

Net Assets	$749,631,432	$3,418,130,307

18	See Notes to Financial Statements.

Statements of Assets and Liabilities (concluded)
November 30, 2012

	Classic Stock Fund	Small Cap Value Fund

Net assets by class:
Class A Shares	$479,347,829	$1,247,956,284
Class B Shares	$21,344,492	$6,406,146
Class C Shares	$66,417,466	$37,988,353
Class F Shares	$23,322,535	$52,084,489
Class I Shares	$140,405,098	$1,862,546,385
Class P Shares	$1,069,189	$192,602,991
Class R2 Shares	$2,448,439	$6,910,185
Class R3 Shares	$15,276,384	$11,635,474
Outstanding shares by class:
Class A Shares (200 million and 300 million shares of common stock authorized, $.001 par value)	15,678,266	38,705,466
Class B Shares (30 million shares of common stock authorized, $.001 par value)	734,806	232,381
Class C Shares (20 million shares of common stock authorized, $.001 par value)	2,281,829	1,374,988
Class F Shares (30 million shares of common stock authorized, $.001 par value)	764,457	1,614,518
Class I Shares (30 million and 200 million shares of common stock authorized, $.001 par value)	4,576,525	54,332,695
Class P Shares (20 million and 50 million shares of common stock authorized, $.001 par value)	34,797	6,058,068
Class R2 Shares (30 million shares of common stock authorized, $.001 par value)	80,603	217,199
Class R3 Shares (30 million shares of common stock authorized, $.001 par value)	505,410	365,268
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares):
Class A Shares-Net asset value	$30.57	$32.24
Class A Shares-Maximum offering price (Net asset value plus sales charge of 5.75%)	$32.44	$34.21
Class B Shares-Net asset value	$29.05	$27.57
Class C Shares-Net asset value	$29.11	$27.63
Class F Shares-Net asset value	$30.51	$32.26
Class I Shares-Net asset value	$30.68	$34.28
Class P Shares-Net asset value	$30.73	$31.79
Class R2 Shares-Net asset value	$30.38	$31.81
Class R3 Shares-Net asset value	$30.23	$31.85

See Notes to Financial Statements.	19

Statements of Operations
For the Year Ended November 30, 2012

	Classic Stock Fund	Small Cap Value Fund
Investment income:
Dividends from unaffiliated issuers (net of foreign withholding taxes of $97,078 and $45,682, respectively)	$16,914,846	$65,220,373
Dividends from affiliated issuers	–	1,064,040
Interest	1,694	4,230

Total investment income	16,916,540	66,288,643

Expenses:
Management fee	5,923,351	26,709,093
12b-1 distribution plan-Class A	1,722,162	4,109,378
12b-1 distribution plan-Class B	242,429	82,437
12b-1 distribution plan-Class C	683,767	406,235
12b-1 distribution plan-Class F	25,424	41,196
12b-1 distribution plan-Class P	7,401	981,612
12b-1 distribution plan-Class R2	15,121	44,083
12b-1 distribution plan-Class R3	79,386	66,059
Shareholder servicing	1,179,000	4,869,570
Professional	52,028	73,081
Reports to shareholders	69,511	166,577
Fund administration	338,477	1,469,091
Custody	23,250	54,228
Directors’ fees	27,755	117,692
Registration	112,733	179,323
Subsidy (See Note 3)	396,770	392,414
Other	26,627	95,855

Gross expenses	10,925,192	39,857,924
Expense reductions (See Note 7)	(450)	(2,535)
Management fee waived (See Note 3)	(2,818,036)	–

Net expenses	8,106,706	39,855,389

Net investment income	8,809,834	26,433,254

Net realized and unrealized gain:
Net realized gain on investments in unaffiliated issuers	61,654,170	202,983,802
Net realized gain on investments in affiliated issuers	–	3,387,879
Net change in unrealized appreciation/depreciation on investments	46,445,685	79,002,408

Net realized and unrealized gain	108,099,855	285,374,089

Net Increase in Net Assets Resulting From Operations	$116,909,689	$311,807,343

20	See Notes to Financial Statements.

Statements of Changes in Net Assets

	Classic Stock Fund
DECREASE IN NET ASSETS	For the Year Ended November 30, 2012	For the Year Ended November 30, 2011
Operations:
Net investment income	$8,809,834	$7,641,238
Net realized gain on investments	61,654,170	20,516,793
Net change in unrealized appreciation/depreciation on investments	46,445,685	(46,616,390)

Net increase (decrease) in net assets resulting from operations	116,909,689	(18,458,359)

Distributions to shareholders from:
Net investment income
Class A	(3,879,710)	(2,116,930)
Class B	(8,380)	–
Class C	(54,359)	–
Class F	(279,130)	(289,959)
Class I	(3,839,223)	(2,380,907)
Class P	(14,360)	(7,511)
Class R2	(16,707)	(5,019)
Class R3	(105,127)	(35,708)

Total distributions to shareholders	(8,196,996)	(4,836,034)

Capital share transactions (Net of share conversions) (See Note 12):
Net proceeds from sales of shares	86,009,975	184,377,138
Reinvestment of distributions	7,552,277	4,605,127
Cost of shares reacquired	(419,917,158)	(279,604,725)

Net decrease in net assets resulting from capital share transactions	(326,354,906)	(90,622,460)

Net decrease in net assets	(217,642,213)	(113,916,853)

NET ASSETS:
Beginning of year	$967,273,645	$1,081,190,498

End of year	$749,631,432	$967,273,645

Undistributed net investment income	$7,811,208	$7,237,919

See Notes to Financial Statements.	21

Statements of Changes in Net Assets (concluded)

	Small Cap Value Fund

DECREASE IN NET ASSETS	For the Year Ended November 30, 2012	For the Year Ended November 30, 2011
Operations:
Net investment income (loss)	$26,433,254	$(3,537,495)
Net realized gain on investments in affiliated and unaffiliated issuers	206,371,681	200,156,212
Net change in unrealized appreciation/depreciation on investments	79,002,408	(101,615,052)

Net increase in net assets resulting from operations	311,807,343	95,003,665

Distributions to shareholders from:
Net investment income
Class A	–	(77,931)
Class F	–	(57,552)
Class I	–	(4,795,036)

Total distributions to shareholders	–	(4,930,519)

Capital share transactions (Net of share conversions) (See Note 12):
Net proceeds from sales of shares	566,164,388	868,324,020
Reinvestment of distributions	–	4,629,503
Cost of shares reacquired	(1,119,226,837)	(995,392,612)

Net decrease in net assets resulting from capital share transactions	(553,062,449)	(122,439,089)

Net decrease in net assets	(241,255,106)	(32,365,943)

NET ASSETS:
Beginning of year	$3,659,385,413	$3,691,751,356

End of year	$3,418,130,307	$3,659,385,413

Undistributed (distributions in excess of) net investment income	$23,933,507	$(337,712)

22	See Notes to Financial Statements.

Financial Highlights
CLASSIC STOCK FUND

	Class A Shares

	Year Ended 11/30

	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of year	$27.06	$27.67	$25.81	$20.90	$32.95

Investment operations:
Net investment income(a)	.31	.18	.11	.18	.21
Net realized and unrealized gain (loss)	3.41	(.69)	1.91	4.95	(9.98)

Total from investment operations	3.72	(.51)	2.02	5.13	(9.77)

Distributions to shareholders from:
Net investment income	(.21)	(.10)	(.16)	(.22)	(.15)
Net realized gain	–	–	–	–	(2.13)

Total distributions	(.21)	(.10)	(.16)	(.22)	(2.28)

Net asset value, end of year	$30.57	$27.06	$27.67	$25.81	$20.90

Total Return(b)	13.89%	(1.86)%	7.87%	24.84%	(31.78)%
Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	.98%	.98%	.98%	1.15%	1.30%

Expenses, including expense reductions, management fee waived and expenses reimbursed	.98%	.98%	.98%	1.15%	1.30%

Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.31%	1.29%	1.30%	1.37%	1.33%

Net investment income	1.04%	.64%	.42%	.84%	.77%

Supplemental Data:

Net assets, end of year (000)	$479,348	$498,545	$569,479	$595,557	$494,847
Portfolio turnover rate	12.89%	27.97%	24.10%	55.20%	36.96%

(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

See Notes to Financial Statements.	23

Financial Highlights (continued)
CLASSIC STOCK FUND

	Class B Shares

	Year Ended 11/30

	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of year	$25.68	$26.33	$24.58	$19.86	$31.47

Investment operations:
Net investment income (loss)(a)	.11	(.01)	(.06)	.04	.03
Net realized and unrealized gain (loss)	3.27	(.64)	1.82	4.72	(9.51)

Total from investment operations	3.38	(.65)	1.76	4.76	(9.48)

Distributions to shareholders from:
Net investment income	(.01)	–	(.01)	(.04)	–
Net realized gain	–	–	–	–	(2.13)

Total distributions	(.01)	–	(.01)	(.04)	(2.13)

Net asset value, end of year	$29.05	$25.68	$26.33	$24.58	$19.86

Total Return(b)	13.12%	(2.47)%	7.16%	24.04%	(32.23)%
Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	1.63%	1.62%	1.63%	1.80%	1.95%

Expenses, including expense reductions, management fee waived and expenses reimbursed	1.63%	1.62%	1.63%	1.80%	1.95%

Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.96%	1.93%	1.95%	2.02%	1.98%

Net investment income (loss)	.37%	(.03)%	(.25)%	.19%	.11%

Supplemental Data:

Net assets, end of year (000)	$21,344	$25,829	$35,937	$46,267	$43,374
Portfolio turnover rate	12.89%	27.97%	24.10%	55.20%	36.96%

(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

24	See Notes to Financial Statements.

Financial Highlights (continued)
CLASSIC STOCK FUND

	Class C Shares

	Year Ended 11/30

	2012	2011		2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of year	$25.74	$26.39		$24.66	$19.94	$31.59

Investment operations:
Net investment income (loss)(a)	.11	–	(b)	(.06)	.04	.03
Net realized and unrealized gain (loss)	3.28	(.65)		1.82	4.74	(9.55)

Total from investment operations	3.39	(.65)		1.76	4.78	(9.52)

Distributions to shareholders from:
Net investment income	(.02)	–		(.03)	(.06)	– (b)
Net realized gain	–	–		–	–	(2.13)

Total distributions	(.02)	–		(.03)	(.06)	(2.13)

Net asset value, end of year	$29.11	$25.74		$26.39	$24.66	$19.94

Total Return(c)	13.15%	(2.46)%		7.15%	24.08%	(32.24)%
Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	1.62%	1.61%		1.63%	1.80%	1.95%

Expenses, including expense reductions, management fee waived and expenses reimbursed	1.62%	1.61%		1.63%	1.80%	1.95%

Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.95%	1.92%		1.95%	2.02%	1.98%

Net investment income (loss)	.40%	.00	%(d)	(.23)%	.18%	.12%

Supplemental Data:

Net assets, end of year (000)	$66,417	$69,263		$87,126	$89,787	$65,200
Portfolio turnover rate	12.89%	27.97%		24.10%	55.20%	36.96%

(a)	Calculated using average shares outstanding during the year.
(b)	Amount is less than $.01.
(c)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(d)	Amount is less than .01%.

See Notes to Financial Statements.	25

Financial Highlights (continued)
CLASSIC STOCK FUND

	Class F Shares

	Year Ended 11/30

	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of year	$27.01	$27.62	$25.76	$20.88	$32.96

Investment operations:
Net investment income(a)	.37	.23	.19	.22	.32
Net realized and unrealized gain (loss)	3.41	(.66)	1.89	4.96	(10.02)

Total from investment operations	3.78	(.43)	2.08	5.18	(9.70)

Distributions to shareholders from:
Net investment income	(.28)	(.18)	(.22)	(.30)	(.25)
Net realized gain	–	–	–	–	(2.13)

Total distributions	(.28)	(.18)	(.22)	(.30)	(2.38)

Net asset value, end of year	$30.51	$27.01	$27.62	$25.76	$20.88

Total Return(b)	14.18%	(1.61)%	8.14%	25.19%	(31.64)%
Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	.73%	.73%	.73%	.86%	1.05%

Expenses, including expense reductions, management fee waived and expenses reimbursed	.73%	.73%	.73%	.86%	1.04%

Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.06%	1.04%	1.05%	1.10%	1.11%

Net investment income	1.28%	.81%	.73%	.96%	1.25%

Supplemental Data:

Net assets, end of year (000)	$23,323	$26,568	$45,605	$10,723	$2,453
Portfolio turnover rate	12.89%	27.97%	24.10%	55.20%	36.96%

(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

26	See Notes to Financial Statements.

Financial Highlights (continued)
CLASSIC STOCK FUND

	Class I Shares

	Year Ended 11/30

	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of year	$27.17	$27.78	$25.90	$20.99	$33.08

Investment operations:
Net investment income(a)	.38	.29	.21	.26	.31
Net realized and unrealized gain (loss)	3.45	(.70)	1.91	4.96	(10.01)

Total from investment operations	3.83	(.41)	2.12	5.22	(9.70)

Distributions to shareholders from:
Net investment income	(.32)	(.20)	(.24)	(.31)	(.26)
Net realized gain	–	–	–	–	(2.13)

Total distributions	(.32)	(.20)	(.24)	(.31)	(2.39)

Net asset value, end of year	$30.68	$27.17	$27.78	$25.90	$20.99

Total Return(b)	14.30%	(1.52)%	8.25%	25.28%	(31.53)%
Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	.63%	.63%	.63%	.79%	.95%

Expenses, including expense reductions, management fee waived and expenses reimbursed	.63%	.63%	.63%	.79%	.95%

Expenses, excluding expense reductions, management fee waived and expenses reimbursed	.97%	.94%	.95%	1.01%	.98%

Net investment income	1.31%	1.01%	.79%	1.17%	1.13%

Supplemental Data:

Net assets, end of year (000)	$140,405	$327,603	$328,620	$264,418	$174,231
Portfolio turnover rate	12.89%	27.97%	24.10%	55.20%	36.96%

(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

See Notes to Financial Statements.	27

Financial Highlights (continued)
CLASSIC STOCK FUND

	Class P Shares

	Year Ended 11/30

	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of year	$27.17	$27.78	$25.91	$20.96	$33.05

Investment operations:
Net investment income(a)	.25	.15	.08	.17	.18
Net realized and unrealized gain (loss)	3.47	(.69)	1.92	4.97	(10.01)

Total from investment operations	3.72	(.54)	2.00	5.14	(9.83)

Distributions to shareholders from:
Net investment income	(.16)	(.07)	(.13)	(.19)	(.13)
Net realized gain	–	–	–	–	(2.13)

Total distributions	(.16)	(.07)	(.13)	(.19)	(2.26)

Net asset value, end of year	$30.73	$27.17	$27.78	$25.91	$20.96

Total Return(b)	13.77%	(1.97)%	7.74%	24.75%	(31.85)%
Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	1.08%	1.08%	1.08%	1.27%	1.40%

Expenses, including expense reductions, management fee waived and expenses reimbursed	1.08%	1.08%	1.08%	1.27%	1.40%

Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.42%	1.39%	1.40%	1.47%	1.43%

Net investment income	.85%	.53%	.30%	.76%	.66%

Supplemental Data:

Net assets, end of year (000)	$1,069	$2,389	$3,107	$4,226	$4,635
Portfolio turnover rate	12.89%	27.97%	24.10%	55.20%	36.96%

(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

28	See Notes to Financial Statements.

Financial Highlights (continued)
CLASSIC STOCK FUND

	Class R2 Shares

	Year Ended 11/30

	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of year	$26.91	$27.56	$25.78	$20.91	$32.93

Investment operations:
Net investment income(a)	.23	.13	.07	.12	.28
Net realized and unrealized gain (loss)	3.40	(.70)	1.88	5.04	(9.96)

Total from investment operations	3.63	(.57)	1.95	5.16	(9.68)

Distributions to shareholders from:
Net investment income	(.16)	(.08)	(.17)	(.29)	(.21)
Net realized gain	–	–	–	–	(2.13)

Total distributions	(.16)	(.08)	(.17)	(.29)	(2.34)

Net asset value, end of year	$30.38	$26.91	$27.56	$25.78	$20.91

Total Return(b)	13.56%	(2.09)%	7.61%	25.03%	(31.57)%
Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	1.23%	1.23%	1.22%	1.21%	1.04%

Expenses, including expense reductions, management fee waived and expenses reimbursed	1.23%	1.23%	1.22%	1.21%	1.04%

Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.56%	1.54%	1.55%	1.56%	1.07%

Net investment income	.79%	.46%	.25%	.50%	1.04%

Supplemental Data:

Net assets, end of year (000)	$2,448	$2,771	$1,749	$730	$7
Portfolio turnover rate	12.89%	27.97%	24.10%	55.20%	36.96%

(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

See Notes to Financial Statements.	29

Financial Highlights (concluded)
CLASSIC STOCK FUND

	Class R3 Shares

	Year Ended 11/30

	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of year	$26.78	$27.42	$25.64	$20.82	$32.94

Investment operations:
Net investment income(a)	.26	.16	.08	.16	.22
Net realized and unrealized gain (loss)	3.38	(.70)	1.88	4.92	(9.99)

Total from investment operations	3.64	(.54)	1.96	5.08	(9.77)

Distributions to shareholders from:
Net investment income	(.19)	(.10)	(.18)	(.26)	(.22)
Net realized gain	–	–	–	–	(2.13)

Total distributions	(.19)	(.10)	(.18)	(.26)	(2.35)

Net asset value, end of year	$30.23	$26.78	$27.42	$25.64	$20.82

Total Return(b)	13.69%	(2.00)%	7.71%	24.70%	(31.86)%
Ratios to Average Net Assets:

Expenses, excluding expense reductions and including expenses assumed, management fee waived and expenses reimbursed	1.12%	1.13%	1.12%	1.21%	1.42%

Expenses, including expense reductions, management fee waived and expenses reimbursed	1.12%	1.13%	1.12%	1.21%	1.42%

Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.46%	1.44%	1.45%	1.49%	1.48%

Net investment income	.89%	.56%	.32%	.70%	.88%

Supplemental Data:

Net assets, end of year (000)	$15,276	$14,304	$9,567	$2,238	$321
Portfolio turnover rate	12.89%	27.97%	24.10%	55.20%	36.96%

(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

30	See Notes to Financial Statements.

Financial Highlights
SMALL CAP VALUE FUND

	Class A Shares

	Year Ended 11/30

	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of year	$29.68	$28.93	$22.87	$18.32	$33.10

Investment operations:
Net investment income (loss)(a)	.18	(.07)	– (b)	(.02)	.04
Net realized and unrealized gain (loss)	2.38	.82	6.06	4.62	(9.97)

Total from investment operations	2.56	.75	6.06	4.60	(9.93)

Distributions to shareholders from:
Net investment income	–	– (b)	–	(.05)	(.04)
Net realized gain	–	–	–	–	(4.81)

Total distributions	–	– (b)	–	(.05)	(4.85)

Net asset value, end of year	$32.24	$29.68	$28.93	$22.87	$18.32

Total Return(c)	8.63%	2.60%	26.50%	25.15%	(34.96)%
Ratios to Average Net Assets:
Expenses, including expense reductions	1.23%	1.23%	1.25%	1.24%	1.23%

Expenses, excluding expense reductions	1.23%	1.23%	1.25%	1.24%	1.23%

Net investment income (loss)	.57%	(.22)%	(.01)%	(.08)%	.17%

Supplemental Data:

Net assets, end of year (000)	$1,247,956	$1,470,064	$1,608,846	$1,393,870	$1,216,253
Portfolio turnover rate	28.91%	41.95%	42.28%	68.63%	77.87%

(a)	Calculated using average shares outstanding during the year.
(b)	Amount is less than $.01.
(c)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

See Notes to Financial Statements.	31

Financial Highlights (continued)
SMALL CAP VALUE FUND

	Class B Shares

	Year Ended 11/30

	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of year	$25.56	$25.09	$19.97	$16.07	$29.78

Investment operations:
Net investment loss(a)	(.04)	(.25)	(.17)	(.12)	(.12)
Net realized and unrealized gain (loss)	2.05	.72	5.29	4.02	(8.78)

Total from investment operations	2.01	.47	5.12	3.90	(8.90)

Distributions to shareholders from:
Net realized gain	–	–	–	–	(4.81)

Net asset value, end of year	$27.57	$25.56	$25.09	$19.97	$16.07

Total Return(b)	7.82%	1.87%	25.64%	24.27%	(35.41)%
Ratios to Average Net Assets:

Expenses, including expense reductions	1.93%	1.92%	1.95%	1.94%	1.93%

Expenses, excluding expense reductions	1.93%	1.92%	1.95%	1.94%	1.93%

Net investment loss	(.15)%	(.91)%	(.73)%	(.73)%	(.54)%

Supplemental Data:

Net assets, end of year (000)	$6,406	$9,612	$14,612	$15,917	$25,955
Portfolio turnover rate	28.91%	41.95%	42.28%	68.63%	77.87%

(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

32	See Notes to Financial Statements.

Financial Highlights (continued)
SMALL CAP VALUE FUND

	Class C Shares

	Year Ended 11/30

	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of year	$25.61	$25.14	$20.01	$16.10	$29.83

Investment operations:
Net investment loss(a)	(.03)	(.24)	(.17)	(.13)	(.12)
Net realized and unrealized gain (loss)	2.05	.71	5.30	4.04	(8.80)

Total from investment operations	2.02	.47	5.13	3.91	(8.92)

Distributions to shareholders from:
Net realized gain	–	–	–	–	(4.81)

Net asset value, end of year	$27.63	$25.61	$25.14	$20.01	$16.10

Total Return(b)	7.89%	1.87%	25.64%	24.29%	(35.42)%
Ratios to Average Net Assets:

Expenses, including expense reductions	1.92%	1.92%	1.95%	1.94%	1.93%

Expenses, excluding expense reductions	1.92%	1.92%	1.95%	1.94%	1.93%

Net investment loss	(.12)%	(.90)%	(.72)%	(.77)%	(.53)%

Supplemental Data:

Net assets, end of year (000)	$37,988	$41,597	$46,980	$46,275	$46,307
Portfolio turnover rate	28.91%	41.95%	42.28%	68.63%	77.87%

(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

See Notes to Financial Statements.	33

Financial Highlights (continued)
SMALL CAP VALUE FUND

	Class F Shares

	Year Ended 11/30

	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of year	$29.64	$28.90	$22.80	$18.30	$33.11

Investment operations:
Net investment income(a)	.26	– (b)	.05	– (b)	.08
Net realized and unrealized gain (loss)	2.36	.80	6.05	4.62	(9.95)

Total from investment operations	2.62	.80	6.10	4.62	(9.87)

Distributions to shareholders from:
Net investment income	–	(.06)	–	(.12)	(.13)
Net realized gain	–	–	–	–	(4.81)

Total distributions	–	(.06)	–	(.12)	(4.94)

Net asset value, end of year	$32.26	$29.64	$28.90	$22.80	$18.30

Total Return(c)	8.84%	2.76%	26.75%	25.39%	(34.82)%
Ratios to Average Net Assets:

Expenses, including expense reductions	1.03%	1.04%	1.05%	1.03%	1.04%

Expenses, excluding expense reductions	1.03%	1.04%	1.05%	1.03%	1.04%

Net investment income (loss)	.83%	.01%	.19%	(.02)%	.32%

Supplemental Data:

Net assets, end of year (000)	$52,084	$32,597	$27,236	$22,387	$1,425
Portfolio turnover rate	28.91%	41.95%	42.28%	68.63%	77.87%

(a)	Calculated using average shares outstanding during the year.
(b)	Amount is less than $.01.
(c)	Total return assumes the reinvestment of all distributions.

34	See Notes to Financial Statements.

Financial Highlights (continued)
SMALL CAP VALUE FUND

	Class I Shares

	Year Ended 11/30

	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of year	$31.46	$30.67	$24.17	$19.38	$34.75

Investment operations:
Net investment income(a)	.30	.03	.08	.05	.13
Net realized and unrealized gain (loss)	2.52	.85	6.42	4.87	(10.55)

Total from investment operations	2.82	.88	6.50	4.92	(10.42)

Distributions to shareholders from:
Net investment income	–	(.09)	–	(.13)	(.14)
Net realized gain	–	–	–	–	(4.81)

Total distributions	–	(.09)	–	(.13)	(4.95)

Net asset value, end of year	$34.28	$31.46	$30.67	$24.17	$19.38

Total Return(b)	8.96%	2.84%	26.89%	25.55%	(34.77)%
Ratios to Average Net Assets:

Expenses, including expense reductions	.93%	.93%	.95%	.94%	.93%

Expenses, excluding expense reductions	.93%	.93%	.95%	.94%	.93%

Net investment income	.88%	.09%	.30%	.21%	.48%

Supplemental Data:

Net assets, end of year (000)	$1,862,546	$1,855,748	$1,692,837	$1,231,291	$942,604
Portfolio turnover rate	28.91%	41.95%	42.28%	68.63%	77.87%

(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

See Notes to Financial Statements.	35

Financial Highlights (continued)
SMALL CAP VALUE FUND

	Class P Shares

	Year Ended 11/30

	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of year	$29.31	$28.62	$22.66	$18.15	$32.84

Investment operations:
Net investment income (loss)(a)	.13	(.11)	(.04)	(.05)	.01
Net realized and unrealized gain (loss)	2.35	.80	6.00	4.57	(9.89)

Total from investment operations	2.48	.69	5.96	4.52	(9.88)

Distributions to shareholders from:
Net investment income	–	–	–	(.01)	–
Net realized gain	–	–	–	–	(4.81)

Total distributions	–	–	–	(.01)	(4.81)

Net asset value, end of year	$31.79	$29.31	$28.62	$22.66	$18.15

Total Return(b)	8.46%	2.41%	26.30%	24.94%	(35.04)%
Ratios to Average Net Assets:

Expenses, including expense reductions	1.38%	1.38%	1.40%	1.39%	1.38%

Expenses, excluding expense reductions	1.38%	1.38%	1.40%	1.39%	1.38%

Net investment income (loss)	.42%	(.37)%	(.16)%	(.23)%	.02%

Supplemental Data:

Net assets, end of year (000)	$192,603	$231,655	$295,973	$261,914	$227,658
Portfolio turnover rate	28.91%	41.95%	42.28%	68.63%	77.87%

(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

36	See Notes to Financial Statements.

Financial Highlights (continued)
SMALL CAP VALUE FUND

	Class R2 Shares

	Year Ended 11/30				3/24/2008 (a) to 11/30/2008

	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of period	$29.37	$28.72	$22.77	$18.29	$25.99

Investment operations:
Net investment income (loss)(b)	.09	(.11)	(.11)	(.10)	(.02)
Net realized and unrealized gain (loss)	2.35	.76	6.06	4.62	(7.68)

Total from investment operations	2.44	.65	5.95	4.52	(7.70)

Distributions to shareholders from:
Net investment income	–	–	–	(.04)	–

Net asset value, end of period	$31.81	$29.37	$28.72	$22.77	$18.29

Total Return(c)	8.31%	2.26%	26.13%	24.77%	(29.63	)%(d)
Ratios to Average Net Assets:

Expenses, including expense reductions	1.53%	1.56%	1.54%	1.52%	1.03	%(d)

Expenses, excluding expense reductions	1.53%	1.56%	1.54%	1.52%	1.04	%(d)

Net investment income (loss)	.28%	(.38)%	(.41)%	(.48)%	(.07	)%(d)

Supplemental Data:

Net assets, end of period (000)	$6,910	$7,205	$78	$86	$14
Portfolio turnover rate	28.91%	41.95%	42.28%	68.63%	77.87%

(a)	Commencement of operations was 3/24/2008, SEC effective date was 9/14/2007 and date shares first became available to the public was 4/1/2008.
(b)	Calculated using average shares outstanding during the period.
(c)	Total return assumes the reinvestment of all distributions.
(d)	Not annualized.

See Notes to Financial Statements.	37

Financial Highlights (concluded)
SMALL CAP VALUE FUND

	Class R3 Shares

	Year Ended 11/30				3/24/2008 (a) to 11/30/2008

	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of period	$29.38	$28.69	$22.73	$18.29	$25.99

Investment operations:
Net investment income (loss)(b)	.12	(.11)	(.04)	(.06)	.02
Net realized and unrealized gain (loss)	2.35	.80	6.00	4.60	(7.72)

Total from investment operations	2.47	.69	5.96	4.54	(7.70)

Distributions to shareholders from:
Net investment income	–	–	–	(.10)	–

Net asset value, end of period	$31.85	$29.38	$28.69	$22.73	$18.29

Total Return(c)	8.41%	2.41%	26.22%	24.94%	(29.63	)%(d)
Ratios to Average Net Assets:

Expenses, including expense reductions	1.42%	1.42%	1.45%	1.44%	1.00	%(d)

Expenses, excluding expense reductions	1.42%	1.42%	1.45%	1.44%	1.00	%(d)

Net investment income (loss)	.39%	(.37)%	(.16)%	.30%	.07	%(d)

Supplemental Data:

Net assets, end of period (000)	$11,635	$10,907	$5,190	$1,995	$1,090
Portfolio turnover rate	28.91%	41.95%	42.28%	68.63%	77.87%

(a)	Commencement of operations was 3/24/2008, SEC effective date was 9/14/2007 and date shares first became available to the public was 4/1/2008.
(b)	Calculated using average shares outstanding during the period.
(c)	Total return assumes the reinvestment of all distributions.
(d)	Not annualized.

38	See Notes to Financial Statements.

Notes to Financial Statements

1.	ORGANIZATION

Lord Abbett Research Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company and was incorporated under Maryland law on April 6, 1992. The Company currently consists of four separate funds. This report covers the following two funds (separately, a “Fund” and collectively, the “Funds”) and their respective classes: Lord Abbett Classic Stock Fund (“Classic Stock Fund”) and Small-Cap Value Series (“Small Cap Value Fund”).

Classic Stock Fund’s investment objective is growth of capital and growth of income consistent with reasonable risk. Small Cap Value Fund’s investment objective is long-term capital appreciation. Each Fund has eight classes of shares: Class A, B, C, F, I, P, R2 and R3, each with different expenses and dividends. A front-end sales charge is normally added to the net asset value (“NAV”) for Class A shares. There is no front-end sales charge in the case of Class B, C, F, I, P, R2 and R3 shares, although there may be a contingent deferred sales charge (“CDSC”) in certain cases as follows: Class A shares purchased without a sales charge and redeemed before the first day of the month in which the one-year anniversary of the purchase falls (subject to certain exceptions as set forth in the Funds’ prospectus); Class B shares redeemed before the sixth anniversary of purchase; and Class C shares redeemed before the first anniversary of purchase. Class B shares will automatically convert to Class A shares on the 25th day of the month (or, if the 25th day is not a business day, the next business day thereafter) following the eighth anniversary of the day on which the purchase order was accepted. Small Cap Value Fund is open to certain new investors on a limited basis as set forth in the Fund’s prospectus. The Funds no longer issue Class B shares for purchase. The Funds’ Class P shares are closed to substantially all investors, with certain exceptions as set forth in the Funds’ prospectus.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)

Investment Valuation–Under procedures approved by the Funds’ Board of Directors (the “Board”), Lord, Abbett & Co. LLC (“Lord Abbett”), each Fund’s investment manager, has formed a Pricing Committee to administer the pricing and valuation of portfolio investments and to ensure that prices utilized reasonably reflect fair value. Among other things, these procedures allow the Funds to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the New York Stock Exchange LLC. Each Fund may rely on an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices.

39

Notes to Financial Statements (continued)

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee and approved by the Board. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information to determine fair value of portfolio investments. The Board or a designated committee thereof regularly reviews fair value determinations made by the Pricing Committee and employs techniques such as reviewing related market activity, reviewing inputs and assumptions, and retrospectively comparing prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

(b)

Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method. Realized and unrealized gains (losses) are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(c)

Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method and are included in Interest income on the Statements of Operations. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates. Investment income is allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(d)

Income Taxes–It is the policy of each Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Funds’ filed U.S. federal tax returns remains open for the fiscal years ended November 30, 2009 through November 30, 2012. The statutes of limitations on the Company’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)

Expenses–Expenses incurred by the Company that do not specifically relate to an individual fund are generally allocated to the Funds within the Company on a pro rata basis by relative net assets. Expenses, excluding class-specific expenses, are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day. Class A, B, C, F, P, R2 and R3 shares bear their class-specific share of all expenses and fees relating to the Funds’ 12b-1 Distribution Plan.

(f)

Foreign Transactions–The books and records of each Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in each Fund’s records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted daily to reflect current exchange rates and any unrealized gain (loss) is included in Net change in unrealized appreciation/depreciation on investments on each Fund’s Statement of Operations. The resultant exchange gains and losses upon settlement of

40

Notes to Financial Statements (continued)

such transactions are included in Net realized gain on investments in unaffiliated issuers on each Fund’s Statement of Operations. Each Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

(g)

Repurchase Agreements–Each Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a Fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. Each Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the fair value of these securities has declined, a Fund may incur a loss upon disposition of the securities.

(h)

Fair Value Measurements–Fair value is defined as the price that each Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk – for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

	•	Level 1 –	unadjusted quoted prices in active markets for identical investments;

	•	Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

	•	Level 3 –	significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. All transfers between different levels within the three-tier hierarchy are deemed to have occurred as of the beginning of the reporting period. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

41

Notes to Financial Statements (continued)

The following is a summary of the inputs used as of November 30, 2012 in valuing each Fund’s investments carried at fair value:

	Classic Stock Fund				Small Cap Value Fund

Investment Type*	Level 1 (000)	Level 2 (000)	Level 3 (000)	Total (000)	Level 1 (000)	Level 2 (000)	Level 3 (000)	Total (000)

Common Stocks	$730,251	$–	$–	$730,251	$3,361,996	$–	$–	$3,361,996
Short Term Investment	–	19,165	–	19,165	–	17,666	–	17,666

Total	$730,251	$19,165	$–	$749,416	$3,361,996	$17,666	$–	$3,379,662

*	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography.

3.	MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Company has a management agreement with Lord Abbett, pursuant to which Lord Abbett supplies each Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of each Fund’s investment portfolio.

The management fee is based on each Fund’s average daily net assets at the following annual rates:

Classic Stock Fund
First $1 billion	.70%
Next $1 billion	.65%
Over $2 billion	.60%

For the fiscal year ended November 30, 2012, the effective management fee, net of waivers, with respect to Classic Stock Fund, was at an annualized rate of .37% of the Fund’s average daily net assets.

Small Cap Value Fund
First $2 billion	.75%
Over $2 billion	.70%

For the fiscal year ended November 30, 2012, the effective management fee with respect to Small Cap Value Fund, was at an annualized rate of .73% of the Fund’s average daily net assets.

For the fiscal year ended November 30, 2012, and continuing through March 31, 2014, Lord Abbett has contractually agreed to waive all or a portion of its management fee and administrative fee and, if necessary, reimburse Classic Stock Fund’s other expenses to the extent necessary so that the total net annual operating expenses for each class, excluding 12b-1 fees, do not exceed an annual rate of .63%. This agreement may be terminated only upon approval of the Board.

In addition, Lord Abbett provides certain administrative services to each Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of .04% of each Fund’s average daily net assets.

Classic Stock Fund and Small Cap Value Fund, along with certain other funds managed by Lord Abbett (collectively, the “Underlying Funds”), have entered into a Servicing Arrangement with Lord Abbett Alpha Strategy Fund of Lord Abbett Securities Trust and Lord Abbett Balanced Strategy Fund, Lord Abbett Diversified Equity Strategy Fund and Lord Abbett Growth & Income Strategy Fund of Lord Abbett Investment Trust (each, a “Fund of Funds) pursuant to which each Underlying Fund pays a portion of the expenses (excluding management fee and distribution and service fees)

42

Notes to Financial Statements (continued)

of each Fund of Funds in proportion to the average daily value of the Underlying Fund shares owned by each Fund of Funds. Amounts paid pursuant to the Servicing Arrangement are included in Subsidy expense on each Fund’s Statement of Operations and Payable to affiliates on each Fund’s Statement of Assets and Liabilities.

As of November 30, 2012, the percentages of Classic Stock Fund’s outstanding shares owned by Lord Abbett Diversified Equity Strategy Fund and Lord Abbett Growth & Income Strategy Fund were 4.75% and 10.27%, respectively.

As of November 30, 2012, the percentage of Small Cap Value Fund’s outstanding shares owned by Lord Abbett Alpha Strategy Fund was 4.83%.

12b-1 Distribution Plan
Each Fund has adopted a distribution plan with respect to Class A, B, C, F, P, R2 and R3 shares pursuant to Rule 12b-1 under the Act, which provides for the payment of ongoing distribution and service fees to Lord Abbett Distributor LLC (the “Distributor”), an affiliate of Lord Abbett. The fees are accrued daily at annual rates based upon each Fund’s average daily net assets as follows:

Fees*	Class A		Class B	Class C	Class F	Class P	Class R2	Class R3

Service	.25%		.25%	.25%	–	.25%	.25%	.25%
Distribution	.10%	(1)	.75%	.75%	.10%	.20%	.35%	.25%

*

The Fund may designate a portion of the aggregate fee as attributable to service activities for purposes of calculating Financial Industry Regulatory Authority, Inc. (“FINRA”) sales charge limitations.

(1)	Small Cap Value Fund’s Class A distribution fee is .05%.

Class I shares do not have a distribution plan.

Commissions
Distributor received the following commissions on sales of shares of the Funds, after concessions were paid to authorized dealers, for the fiscal year ended November 30, 2012:

	Distributor Commissions	Dealers’ Concessions

Classic Stock Fund	$139,206	$749,490
Small Cap Value Fund	10,727	59,845

Distributor received the following amount of CDSCs for the fiscal year ended November 30, 2012:

	Class A	Class C

Classic Stock Fund	$4,726	$4,897
Small Cap Value Fund	1,059	831

For the fiscal year ended November 30, 2012, two Directors and certain of the Fund’s officers had an interest in Lord Abbett.

4.	DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid at least annually. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or

43

Notes to Financial Statements (continued)

permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for tax purposes, are reported as a tax return of capital.

Subsequent to the funds’ fiscal year ended November 30, 2012, distributions were declared on December 12, 2012 and paid on December 18, 2012 to shareholders of record on December 17, 2012. The approximate amounts were as follows:

	Net Investment Income	Long-Term Capital Gains

Classic Stock Fund	$9,031,000	$–
Small Cap Value Fund	29,342,000	74,952,000

The tax character of distributions paid during the fiscal years ended November 30, 2012 and 2011 was as follows:

	Classic Stock Fund		Small Cap Value Fund

	Year Ended 11/30/2012	Year Ended 11/30/2011	Year Ended 11/30/2012	Year Ended 11/30/2011

Distributions paid from:
Ordinary income	$8,196,996	$4,836,034	$–	$4,930,519

Total distributions paid	$8,196,996	$4,836,034	$–	$4,930,519

In accordance with the Regulated Investment Company Modernization Act of 2010, each Fund will carryforward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) indefinitely. Post-enactment losses will also retain their character as either short-term or long-term and be utilized before any pre-enactment losses.

As of November 30, 2012, the components of accumulated gains on a tax-basis were as follows:

	Classic Stock Fund	Small Cap Value Fund

Undistributed ordinary income – net	$7,925,330	$24,328,396
Undistributed long-term capital gains	–	74,963,243

Total undistributed earnings	$7,925,330	$99,291,639
Capital loss carryforwards*	(46,856,685)	–
Temporary differences	(114,122)	(394,889)
Unrealized gains – net	204,138,833	710,417,431

Total accumulated gains – net	$165,093,356	$809,314,181

*	As of November 30, 2012, the capital loss carryforwards, along with the related expiration dates, were as follows:

	2017	2018	Total

Classic Stock Fund	$39,856,129	$7,000,556	$46,856,685

As of November 30, 2012, the aggregate unrealized security gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Classic Stock Fund	Small Cap Value Fund

Tax cost	$545,276,770	$2,669,245,011

Gross unrealized gain	229,204,863	791,871,910
Gross unrealized loss	(25,066,015)	(81,454,479)

Net unrealized security gain	$204,138,848	$710,417,431

44

Notes to Financial Statements (continued)

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to the tax treatment of certain securities and wash sales.

Permanent items identified during the fiscal year ended November 30, 2012 have been reclassified among the components of net assets based on their tax basis treatment as follows:

	Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)	Paid-in Capital

Classic Stock Fund	$(39,549)	$39,549	$–
Small Cap Value Fund	(2,162,035)	2,162,087	(52)

The permanent differences are primarily attributable to the tax treatment of certain distributions received.

5.	PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended November 30, 2012 were as follows:

	Purchases	Sales

Classic Stock Fund	$106,876,894	$439,214,796
Small Cap Value Fund	1,044,390,257	1,539,335,490

There were no purchases or sales of U.S. Government securities for the fiscal year ended November 30, 2012.

6.	DIRECTORS’ REMUNERATION

For the fiscal year ended November 30, 2012, the Company’s officers and the two Directors who were associated with Lord Abbett did not receive any compensation from the Company for serving in such capacities. Independent Directors’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all Independent Directors under which Independent Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, Directors’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the funds. Such amounts and earnings accrued thereon are included in Directors’ fees on the Statements of Operations and in Directors’ fees payable on the Statements of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

7.	EXPENSE REDUCTIONS

The Company has entered into an arrangement with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of each Fund’s expenses.

8.	LINE OF CREDIT

On April 2, 2012, the Funds and certain other funds managed by Lord Abbett (the “participating funds”) entered into an unsecured revolving credit facility (“Facility”) with State Street Bank and Trust Company (“SSB”), to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Facility is renewed annually under terms that depend on market conditions at the time of the renewal. The amounts available under the Facility are (i) the lesser of either $250,000,000 or 33.33% of total assets per participating fund and (ii) $350,000,000 in the aggregate for all participating funds. The annual fee to maintain the Facility is .09% of the amount available under the Facility. Each participating fund pays its pro rata share

45

Notes to Financial Statements (continued)

based on the net assets of each participating fund. This amount is included in Other expenses on the Funds’ Statements of Operations. Any borrowings under this Facility will bear interest at current market rates as set forth in the credit agreement. As of November 30, 2012, there were no loans outstanding pursuant to this Facility nor was the Facility utilized at any time during the fiscal year ended November 30, 2012.

For the period February 3, 2011 through April 1, 2012, the Funds and certain other funds managed by Lord Abbett had an amount of $200,000,000 available under a Facility from SSB with an annual fee to maintain the Facility of .125% of the amount available under the Facility.

9.	TRANSACTIONS WITH AFFILIATED ISSUERS

An affiliated issuer is one in which a Fund has ownership of at least 5% of the outstanding voting securities of the underlying issuer at any point during the fiscal year. Small Cap Value Fund had the following transactions with affiliated issuers during the fiscal ended November, 2012:

Affiliated Issuer	Balance of Shares Held at 11/30/2011	Gross Additions	Gross Sales	Balance of Shares Held at 11/31/2012	Value at 11/31/2012	Net Realized Gain (Loss) 12/1/2011 to 11/31/2012(a)	Dividend Income 12/1/2011 to 11/31/2012(a)

Koppers Holdings, Inc.	1,203,100	–	(157,900)	1,045,200	$36,989,628	$2,509,503	$1,064,040
Navigators Group, Inc. (The)	839,600	–	(66,200)	773,400	40,533,894	(138,230)	–
ScanSource, Inc.(b)	1,547,727	65,800	(549,700)	1,063,827	–	1,028,920	–
TriMas Corp.(b)	1,734,101	–	(369,446)	1,364,655	–	(12,314)	–

Total					$77,523,522	$3,387,879	$1,064,040

(a)	Represents realized gains (losses) and dividend income earned only when the issuer was an affiliate of the Fund.
(b)	No longer an affiliated issuer as of November 30, 2012.

10.	CUSTODIAN AND ACCOUNTING AGENT

SSB is the Company’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating each Fund’s NAV.

11.	INVESTMENT RISKS

Classic Stock Fund is subject to the general risks and considerations associated with equity investing, as well as the particular risks associated with value and growth stocks. This means the value of your investment will fluctuate in response to movements in the equity securities market in general and to the changing prospects of individual companies in which the Fund invests. Large value and growth stocks may perform differently than the market as a whole and differently than each other or other types of stocks, such as small company stocks. This is because different types of stocks tend to shift in and out of favor depending on market and economic conditions. The market may fail to recognize the intrinsic value of particular value stocks for a long time. Growth stocks may be more volatile than other stocks. In addition, if the Fund’s assessment of a company’s value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a rising market. Due to its investment exposure to foreign companies and ADRs, the Fund may experience increased market, liquidity, currency, political, information and other risks.

Small Cap Value Fund is subject to the general risks and considerations associated with equity investing, as well as the particular risks associated with small company value stocks. The value of

46

Notes to Financial Statements (continued)

an investment will fluctuate in response to movements in the equity securities market in general and to the changing prospects of individual companies in which the Fund invests. Small company value stocks may perform differently than the market as a whole and other types of stocks, such as large company stocks or growth stocks. The market may fail to recognize the intrinsic value of particular value stocks for a long time. In addition, small cap company stocks may be more volatile and less liquid than large cap company stocks. Also, if a Fund’s assessment of a company’s value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a rising market.

These factors can affect each Fund’s performance.

12.	SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of beneficial interest were as follows:

Classic Stock Fund	Year Ended November 30, 2012		Year Ended November 30, 2011

Class A Shares	Shares	Amount	Shares	Amount

Shares sold	1,943,062	$57,757,465	2,892,807	$83,581,596
Converted from Class B*	93,609	2,758,500	147,085	4,181,060
Reinvestment of distributions	132,326	3,445,792	66,817	1,944,367
Shares reacquired	(4,911,592)	(142,852,546)	(5,264,970)	(150,930,691)

Decrease	(2,742,595)	$(78,890,789)	(2,158,261)	$(61,223,668)

Class B Shares

Shares sold	27,251	$768,814	43,728	$1,197,154
Reinvestment of distributions	300	7,478	–	–
Shares reacquired	(200,414)	(5,664,954)	(248,041)	(6,782,204)
Converted to Class A*	(98,179)	(2,758,500)	(154,522)	(4,181,060)

Decrease	(271,042)	$(7,647,162)	(358,835)	$(9,766,110)

Class C Shares

Shares sold	224,444	$6,293,083	413,946	$11,418,710
Reinvestment of distributions	1,490	37,170	–	–
Shares reacquired	(634,857)	(17,809,574)	(1,024,248)	(27,771,884)

Decrease	(408,923)	$(11,479,321)	(610,302)	$(16,353,174)

Class F Shares

Shares sold	154,428	$4,440,608	547,647	$16,011,880
Reinvestment of distributions	7,008	181,730	8,072	233,856
Shares reacquired	(380,633)	(11,010,238)	(1,223,307)	(35,970,793)

Decrease	(219,197)	$(6,387,900)	(667,588)	$(19,725,057)

Class I Shares

Shares sold	336,859	$10,059,335	1,941,620	$57,733,518
Reinvestment of distributions	143,996	3,751,097	81,762	2,380,907
Shares reacquired	(7,960,938)	(232,459,724)	(1,796,731)	(49,504,481)

Increase (decrease)	(7,480,083)	$(218,649,292)	226,651	$10,609,944

Class P Shares

Shares sold	8,628	$251,542	70,571	$2,142,058
Reinvestment of distributions	548	14,359	257	7,511
Shares reacquired	(62,311)	(1,921,211)	(94,761)	(2,827,323)

Decrease	(53,135)	$(1,655,310)	(23,933)	$(677,754)

47

Notes to Financial Statements (continued)

Classic Stock Fund	Year Ended November 30, 2012		Year Ended November 30, 2011

Class R2 Shares	Shares	Amount	Shares	Amount

Shares sold	14,321	$421,478	62,965	$1,879,793
Reinvestment of distributions	368	9,524	148	4,298
Shares reacquired	(37,083)	(1,089,288)	(23,576)	(680,099)

Increase (decrease)	(22,394)	$(658,286)	39,537	$1,203,992

Class R3 Shares

Shares sold	207,719	$6,017,650	363,546	$10,412,429
Reinvestment of distributions	4,078	105,127	1,186	34,188
Shares reacquired	(240,567)	(7,109,623)	(179,504)	(5,137,250)

Increase (decrease)	(28,770)	$(986,846)	185,228	$5,309,367

*

Automatic conversion of Class B shares occurs on the 25th day of the month (or, if the 25th day is not a business day, the next business day thereafter) following the eighth anniversary of the day on which the purchase order was accepted.

Small Cap Value Fund	Year Ended November 30, 2012		Year Ended November 30, 2011

Class A Shares	Shares	Amount	Shares	Amount

Shares sold	5,713,997	$181,265,210	11,212,546	$350,389,029
Converted from Class B*	72,612	2,334,823	88,350	2,770,021
Reinvestment of distributions	–	–	2,331	72,490
Shares reacquired	(16,613,976)	(522,964,712)	(17,374,091)	(538,985,757)

Decrease	(10,827,367)	$(339,364,679)	(6,070,864)	$(185,754,217)

Class B Shares

Shares sold	15,402	$429,152	26,434	$708,981
Shares reacquired	(74,519)	(2,022,813)	(130,520)	(3,489,732)
Converted to Class A*	(84,622)	(2,334,823)	(102,225)	(2,770,021)

Decrease	(143,739)	$(3,928,484)	(206,311)	$(5,550,772)

Class C Shares

Shares sold	29,892	$800,198	29,288	$789,684
Shares reacquired	(279,264)	(7,569,382)	(273,732)	(7,321,437)

Decrease	(249,372)	$(6,769,184)	(244,444)	$(6,531,753)

Class F Shares

Shares sold	994,332	$32,099,457	473,235	$15,043,590
Reinvestment of distributions	–	–	756	23,438
Shares reacquired	(479,727)	(15,131,390)	(316,601)	(9,769,100)

Increase	514,605	$16,968,067	157,390	$5,297,928

Class I Shares

Shares sold	9,616,276	$319,564,156	12,961,933	$431,213,254
Reinvestment of distributions	–	–	137,882	4,533,575
Shares reacquired	(14,269,916)	(480,815,569)	(9,316,333)	(303,627,443)

Increase (decrease)	(4,653,640)	$(161,251,413)	3,783,482	$132,119,386

48

Notes to Financial Statements (concluded)

Small Cap Value Fund	Year Ended November 30, 2012		Year Ended November 30, 2011

Class P Shares	Shares	Amount	Shares	Amount

Shares sold	771,469	$24,084,374	1,686,478	$52,476,103
Shares reacquired	(2,617,286)	(81,658,131)	(4,124,330)	(128,903,450)

Decrease	(1,845,817)	$(57,573,757)	(2,437,852)	$(76,427,347)

Class R2 Shares

Shares sold	24,587	$780,124	255,811	$8,441,099
Shares reacquired	(52,689)	(1,664,769)	(13,221)	(379,031)

Increase (decrease)	(28,102)	$(884,645)	242,590	$8,062,068

Class R3 Shares

Shares sold	227,916	$7,141,717	284,904	$9,262,280
Shares reacquired	(233,944)	(7,400,071)	(94,476)	(2,916,662)

Increase (decrease)	(6,028)	$(258,354)	190,428	$6,345,618

*

Automatic conversion of Class B shares occurs on the 25th day of the month (or, if the 25th day is not a business day, the next business day thereafter) following the eighth anniversary of the day on which the purchase order was accepted.

49

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Lord Abbett Research Fund, Inc. and the Shareholders of Lord Abbett Classic Stock Fund and Small-Cap Value Series:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Lord Abbett Classic Stock Fund and Small-Cap Value Series (collectively, the “Funds”), two of the four portfolios constituting the Lord Abbett Research Fund, Inc. (the “Company”) as of November 30, 2012, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds as of November 30, 2012, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
January 28, 2013

50

Basic Information About Management

The Board of Directors (the “Board”) is responsible for the management of the business and affairs of the Company in accordance with the laws of the State of Maryland. The Board elects officers who are responsible for the day-to-day operations of the Company and who execute policies authorized by the Board. The Board also approves an investment adviser to the Company and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Company’s organizational documents.

Lord Abbett, a Delaware limited liability company, is the Company’s investment adviser. Designated Lord Abbett personnel are responsible for the day-to-day management of the Funds.

Interested Director

The following Director is affiliated with Lord Abbett and is an “interested person” of the Company as defined in the Act. Ms. Foster is director/trustee of each of the 13 Lord Abbett-sponsored funds, which consist of 56 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During the Past Five Years

Daria L. Foster Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1954)	Director and President since 2006; Chief Executive Officer since 2012	Principal Occupation: Managing Partner of Lord Abbett (since 2007), and was formerly Director of Marketing and Client Service, joined Lord Abbett in 1990.
Other Directorships: None.

Independent Directors

The following Independent Directors also are directors/trustees of each of the 13 Lord Abbett-sponsored funds, which consist of 56 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During the Past Five Years

E. Thayer Bigelow Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1941)	Director since 1996; Chairman since 2013	Principal Occupation: Managing General Partner, Bigelow Media, LLC (since 2000); Senior Adviser, Time Warner Inc. (1998 - 2000).

Other Directorships: Currently serves as director of Crane Co. (since 1984) and Huttig Building Products Inc. (since 1998). Previously served as a director of R.H. Donnelley Inc. (2009 - 2010).

Robert B. Calhoun, Jr. Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1942)	Director since 1998	Principal Occupation: Senior Advisor of Monitor Clipper Partners, a private equity investment fund (since 1997); President of Clipper Asset Management Corp. (1991 - 2009).

Other Directorships: Previously served as a director of Interstate Bakeries Corp. (1991 - 2008).

51

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During the Past Five Years

Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Director since 2011	Principal Occupation: CEO, Americas of J.P. Morgan Asset Management (2004 - 2010). Other Directorships: None.

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Director since 2004	Principal Occupation: Owner and CEO of The Hill Company, a business consulting firm (since 1998).

Other Directorships: Currently serves as director of Lend Lease Corporation Limited, an international retail and residential property group (since 2006), and WellPoint, Inc., a health benefits company (since 1994).

Franklin W. Hobbs Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2001

Principal Occupation: Advisor of One Equity Partners, a private equity firm (since 2004).

Other Directorships: Currently serves as director and Chairman of the Board of Ally Financial Inc., a financial services firm (since 2009), and as director of Molson Coors Brewing Company (since 2002).

James M. McTaggart Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2012

Principal Occupation: Independent management advisor and consultant (since 2012); Vice President, CRA International, Inc. (doing business as Charles River Associates), a global management consulting firm (2009 - 2012); Founder and Chairman of Marakon Associates, Inc., a strategy consulting firm (1978 - 2009); and Officer and Director of Trinsum Group, a holding company (2007 - 2009).

Other Directorships: Currently serves as director of Blyth, Inc., a home products company (since 2004).

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2006	Principal Occupation: CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (since 1990).

Other Directorships: Currently serves as director of Crane Co. (since 1998). Previously served as a director of Synageva BioPharma Corp., a biopharmaceutical company (2009 - 2011).

52

Basic Information About Management (continued)

Officers

None of the officers listed below have received compensation from the Company. All of the officers of the Company also may be officers of the other Lord Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation During the Past Five Years” column indicate each officer’s position(s) and title(s) with Lord Abbett.

Name and Year of Birth	Current Position with the Company	Length of Service of Current Position	Principal Occupation During the Past Five Years

Daria L. Foster (1954)	President and Chief Executive Officer	Elected as President in 2006 and Chief Executive Officer in 2012	Managing Partner of Lord Abbett (since 2007), and was formerly Director of Marketing and Client Service, joined Lord Abbett in 1990.

Robert P. Fetch (1953)	Executive Vice President	Elected in 1997	Partner and Director, joined Lord Abbett in 1995.

Daniel H. Frascarelli (1954)	Executive Vice President	Elected in 2005	Partner and Director, joined Lord Abbett in 1990.

Robert I. Gerber (1954)	Executive Vice President	Elected in 2007	Partner and Chief Investment Officer (since 2007), joined Lord Abbett in 1997 as Director of Taxable Fixed Income Management.

Gerard S. E. Heffernan, Jr. (1963)	Executive Vice President	Elected in 2009	Partner and Director, joined Lord Abbett in 1998.

Walter H. Prahl (1958)	Executive Vice President	Elected in 2012	Partner and Director, joined Lord Abbett in 1997.

Frederick J. Ruvkun (1957)	Executive Vice President	Elected in 2012	Partner and Director, joined Lord Abbett in 2006.

Paul J. Volovich (1973)	Executive Vice President	Elected in 2004	Partner and Director, joined Lord Abbett in 1997.

James W. Bernaiche (1956)	Chief Compliance Officer	Elected in 2004	Partner and Chief Compliance Officer, joined Lord Abbett in 2001.

Joan A. Binstock (1954)	Chief Financial Officer and Vice President	Elected in 1999	Partner and Chief Operations Officer, joined Lord Abbett in 1999.

John K. Forst (1960)	Vice President and Assistant Secretary	Elected in 2005	Deputy General Counsel joined Lord Abbett in 2004.

Lawrence H. Kaplan (1957)	Vice President and Secretary	Elected in 1997	Partner and General Counsel, joined Lord Abbett in 1997.

David J. Linsen (1974)	Vice President	Elected in 2008	Partner and Director, joined Lord Abbett in 2001.

A. Edward Oberhaus, III (1959)	Vice President	Elected in 1996	Partner and Director, joined Lord Abbett in 1983.

53

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with the Company	Length of Service of Current Position	Principal Occupation During the Past Five Years

Thomas R. Phillips (1960)	Vice President and Assistant Secretary	Elected in 2008	Partner and Deputy General Counsel, joined Lord Abbett in 2006.

Randy M. Reynolds (1972)	Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 1999.

Lawrence B. Stoller (1963)	Vice President and Assistant Secretary	Elected in 2007	Partner and Senior Deputy General Counsel, joined Lord Abbett in 2007.

Scott S. Wallner (1955)	AML Compliance Officer	Elected in 2011	Assistant General Counsel, joined Lord Abbett in 2004.

Bernard J. Grzelak (1971)	Treasurer	Elected in 2003	Partner and Director of Fund Administration, joined Lord Abbett in 2003.

Please call 888–522–2388 for a copy of the statement of additional information (“SAI”), which contains further information about the Company’s Directors. It is available free upon request.

54

Householding

The Company has adopted a policy that allows it to send only one copy of each Fund’s prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888–522–2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to each Fund’s portfolio securities, and information on how Lord Abbett voted each Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888–522–2388; (ii) on Lord Abbett’s Website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) Website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Funds are required to file their complete schedule of portfolio holdings with the SEC for their first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC’s Website at www.sec.gov and may be available by calling Lord Abbett at 888–522–2388. You can also obtain copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330).

Tax Information

100% of the ordinary income distributions paid by Classic Stock Fund during the fiscal year ended November 30, 2012 is qualified dividend income. For corporate shareholders, 100% of the ordinary income distributions paid by Classic Stock Fund during the fiscal year ended November 30, 2012 qualified for the dividends received deduction.

55

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.	Lord Abbett Research Fund, Inc.

Lord Abbett mutual fund shares are distributed by LORD ABBETT DISTRIBUTOR LLC.	Lord Abbett Classic Stock Fund Small-Cap Value Series	LARF-2-1112 (01/13)

Item 2:	Code of Ethics.

(a)

In accordance with applicable requirements, the Registrant adopted a Sarbanes-Oxley Code of Ethics on June 19, 2003 that applies to the principal executive officer and senior financial officers of the Registrant (“Code of Ethics”). The Code of Ethics was in effect during the fiscal year ended November 20, 2012 (the “Period”).

(b)	Not applicable.

(c)	The Registrant has not amended the Code of Ethics as described in Form N-CSR during the Period.

(d)	The Registrant has not granted any waiver, including an implicit waiver, from a provision of the Code of Ethics as described in Form N-CSR during the Period.

(e)	Not applicable.

(f)

See Item 12(a)(1) concerning the filing of the Code of Ethics. The Registrant will provide a copy of the Code of Ethics to any person without charge, upon request. To obtain a copy, please call Lord Abbett at 888-522-2388.

Item 3:	Audit Committee Financial Expert.

The Registrant’s board of directors has determined that each of the following independent directors who are members of the audit committee is an audit committee financial expert: E. Thayer Bigelow and Robert B. Calhoun Jr. Each of these persons is independent within the meaning of the Form N-CSR.

Item 4:	Principal Accountant Fees and Services.

          In response to sections (a), (b), (c) and (d) of Item 4, the aggregate fees billed to the Registrant for the fiscal years ended November 30, 2012 and 2011 by the Registrant’s principal accounting firm, Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu and their respective affiliates (collectively, “Deloitte”) were as follows:

	Fiscal year ended:
	2012	2011
Audit Fees {a}	$163,000	$159,000
Audit-Related Fees	- 0 -	- 0 -

Total audit and audit-related fees	163,000	159,000

Tax Fees {b}	31,031	30,516
All Other Fees	- 0 -	- 0 -

Total Fees	$194,031	$189,516

________

{a} Consists of fees for audits of the Registrant’s annual financial statements.

{b} Fees for the fiscal year ended November 30, 2012 and 2011 consist of fees for preparing the U.S. Income Tax Return for Regulated Investment Companies, New Jersey Corporation Business Tax Return, New Jersey Annual Report Form, U.S. Return of Excise Tax on Undistributed Income of Investment Companies, IRS Forms 1099-MISC and 1096 Annual Summary and Transmittal of U.S. Information Returns.

(e) (1) Pursuant to Rule 2-01(c) (7) of Regulation S-X, the Registrant’s Audit Committee has adopted pre-approval policies and procedures. Such policies and procedures generally provide that the Audit Committee must pre-approve:

•	any audit, audit-related, tax, and other services to be provided to the Lord Abbett Funds, including the Registrant, and
•

any audit-related, tax, and other services to be provided to the Registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to one or more Funds comprising the Registrant if the engagement relates directly to operations and financial reporting of a Fund, by the independent auditor to assure that the provision of such services does not impair the auditor’s independence.

The Audit Committee has delegated pre-approval authority to its Chairman, subject to a fee limit of $10,000 per event, and not to exceed $25,000 annually. The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. Unless a type of service to be provided by the independent auditor has received general pre-approval, it must be pre-approved by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

(e) (2) The Registrant’s Audit Committee has approved 100% of the services described in this Item 4 (b) through (d).

(f) Not applicable.

(g) The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant are shown above in the response to Item 4 (a), (b), (c) and (d) as “All Other Fees”.

The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant’s investment adviser, Lord, Abbett & Co. LLC (“Lord Abbett”), for the fiscal years ended November 30, 2012 and 2011 were:

	Fiscal year ended:
	2012	2011
All Other Fees {a}	$178,975	$172,220
________

{a} Consist of fees for Independent Services Auditors’ Report on Controls Placed in Operation and Tests of Operating Effectiveness related to Lord Abbett’s Asset Management Services (“SAS 70 Report”).

The aggregate non-audit fees billed by Deloitte for services rendered to entities under the common control of Lord Abbett for the fiscal years ended November 30, 2012 and 2011 were:

	Fiscal year ended:
	2012	2011
All Other Fees	$ - 0 -	$ - 0-
________

(h) The Registrant’s Audit Committee has considered the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant, that were not pre-approved pursuant to Rule 2-01 (c)(7)(ii) of Regulation S-X and has determined that the provision of such services is compatible with maintaining Deloitte’s independence.

Item 5:	Audit Committee of Listed Registrants.

Not applicable.

Item 6:	Investments.

Not applicable.

Item 7:	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8:	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9:	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10:	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11:	Controls and Procedures.

(a)

Based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days prior to the filing date of this report, the Chief Executive Officer and Chief Financial Officer of the Registrant have concluded that such disclosure controls and procedures are reasonably designed and effective to ensure that material information relating to the Registrant, including its consolidated subsidiaries, is made known to them by others within those entities.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12:	Exhibits.

(a)(1)	The Lord Abbett Family of Funds Sarbanes Oxley Code of Ethics for the Principal Executive Officer and Senior Financial Officers is attached hereto as part of Ex-99. CODEETH.

(a)(2)

Certification of each Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2 under the Investment Company Act of 1940 is attached hereto as a part of EX-99.CERT.

(b)	Certification of each Principal Executive Officer and Principal Financial Officer of the Registrant as required by Section 906 of the Sarbanes-Oxley Act of 2002 is provided as a part of EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LORD ABBETT RESEARCH FUND, INC.

	By:	/s/ Daria L. Foster

Daria L. Foster
President and Chief Executive Officer

Date: January 25, 2013
	By:	/s/ Joan A. Binstock

Joan A. Binstock
Chief Financial Officer and Vice President

Date: January 25, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

	By:	/s/ Daria L. Foster

Daria L. Foster
President and Chief Executive Officer

Date: January 25, 2013
	By:	/s/ Joan A. Binstock

Joan A. Binstock
Chief Financial Officer and Vice President

Date: January 25, 2013